UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Material
☐	Soliciting Material under §240.14a-12

SkinHealth Systems Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SKINHEALTH SYSTEMS INC.

3600 E. Burnett St.

Long Beach, California 90815

LETTER TO STOCKHOLDERS

April 24, 2026

Dear Stockholder:

You are cordially invited to attend this year’s annual meeting of stockholders of SkinHealth Systems Inc. (formerly known as The Beauty Health Company) on June 10, 2026, at 1:00 p.m. Pacific Time. The annual meeting will be a completely “virtual” meeting. You will be able to attend the annual meeting, as well as vote and submit your questions during the live webcast of the meeting, by visiting www.virtualshareholdermeeting.com/SKIN2026 and entering the company number and control number included on the Notice of Internet Availability of Proxy Materials (the “Notice”) delivered to you or the proxy card or voting instructions that accompanied your proxy materials, if you requested and received a printed copy of the proxy materials.

Details regarding admission to the annual meeting and the business to be conducted at the annual meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Whether or not you plan to attend the annual meeting, your vote is important and we encourage you to vote promptly. You may vote by telephone or Internet or by marking, signing and returning a proxy card, if you requested and received paper copies of the proxy materials. For specific instructions on voting, please refer to the instructions on your Notice or proxy card. If you attend the annual meeting, you will have the right to revoke the proxy and vote your shares virtually at the meeting. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

Sincerely yours,

Pedro MALHA

President, Chief Executive Officer AND DIRECTOR

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SKINHEALTH SYSTEMS INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 10, 2026

When	June 10, 2026 at 1:00 p.m. PDT		How to Vote in Advance

Where	Virtually at: www.virtualshareholdermeeting.com/SKIN2026	By Mail	Complete, sign, date and return your proxy card or voting instruction form in the postage-paid envelope provided

Proposal 1	Election of nine nominees named in the proxy statement to serve on the Board of Directors. The Board of Directors recommends a vote “FOR ALL” director nominees.	By Internet	You can vote your shares online at www.proxyvote.com

Proposal 2	Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2026. The Board of Directors recommends a vote “FOR” this proposal.	By Phone	You can vote your shares by calling 1-800-690-6903
Proposal 3	Advisory vote to approve named executive officer compensation. The Board of Directors recommends a vote “FOR” this proposal.		Your vote is important. Please vote as soon as possible by one of the methods shown above. Be sure to have your Notice of Internet Availability, proxy card or voting instruction form in hand and follow the instructions provided therein.

Any other business which may properly come before the annual meeting or any adjournment or postponement. In addition to the business to be transacted as described above, management may speak on our developments of the past year and respond to questions of general interest to stockholders.

Who Can Vote	Only owners of record of the Company’s issued and outstanding Class A Common Stock as of the close of business on April 16, 2026. Each share of Class A Common Stock is entitled to one vote.

Date of Mailing	A Notice or a printed copy of the proxy materials were first mailed to stockholders of record entitled to receive notice of the Annual Meeting on or about April 24, 2026.

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In accordance with rules and regulations adopted by the Securities and Exchange Commission, we have elected to furnish our proxy materials to stockholders by providing access to the materials on the Internet. Accordingly, a Notice has been mailed to the majority of our stockholders, while other stockholders have instead received paper copies of the documents accessible on the Internet. It is important that your shares be represented and voted whether or not you plan to attend the virtual annual meeting. If you are the registered holder of your shares and are viewing the proxy statement on the Internet, you may grant your proxy electronically via the Internet by following the instructions in the Notice previously mailed to you and the instructions listed on the Internet site. If you are receiving a paper copy of the proxy statement, you may vote by completing and mailing the proxy card enclosed with the proxy statement, or you may grant your proxy electronically via the Internet or by telephone by following the instructions on the Notice or proxy card. If your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should review the Notice used by that firm to determine whether and how you will be able to submit your proxy by telephone or over the Internet. Submitting a proxy over the Internet, by telephone or by mailing a proxy card will ensure your shares are represented at the annual meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by stockholders of record at www.virtualshareholdermeeting.com/SKIN2026 during the Annual Meeting.

SKINHEALTH SYSTEMS INC.

BY ORDER OF THE BOARD OF DIRECTORS

PEDRO MALHA
PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR

Long Beach, California
Dated: April 24, 2026

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SKINHEALTH SYSTEMS INC.

3600 E. Burnett St.

Long Beach, California 90815

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2026

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of SkinHealth Systems Inc. (formerly known as The Beauty Health Company), a Delaware corporation, for use at the 2026 annual meeting of stockholders (the “Annual Meeting”). This Proxy Statement and related materials were first made available to stockholders of record entitled to receive notice of the Annual Meeting on or about April 24, 2026. References in this Proxy Statement to “we,” “us,” “our,” or the “Company” refer to SkinHealth Systems Inc. and its consolidated subsidiaries. When we refer to the Company’s fiscal year, we mean the applicable annual period ended on December 31.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Proxy Materials and Voting Information

1. What are proxy materials?

A proxy statement is a document that includes information that we are required to provide to you under the rules promulgated by the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting your shares (your “shares”) of the Company’s Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”) at the Annual Meeting. The proxy materials include our proxy statement for the Annual Meeting (this “Proxy Statement”), our Annual Report to Stockholders (including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025) (the “Annual Report”), and a proxy card or a voting instruction card for the Annual Meeting, if you request a printed copy of the proxy materials.

This Proxy Statement contains information about the Annual Meeting and was prepared by our management. We sent the Notice and made these proxy materials and the Notice available online, on or about April 24, 2026 to stockholders of record entitled to receive notice of the Annual Meeting. All stockholders may access the proxy materials online and download printable versions of the proxy materials or request a printed set of the proxy materials by following the instructions in the Notice. As a stockholder of record, you are invited to attend our virtual Annual Meeting online and are requested to vote on the items of business described in this Proxy Statement.

2. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company’s registrar and transfer agent, Continental Stock Transfer & Trust Company, you are considered a stockholder of record with respect to those shares. If your shares are held in a bank or brokerage account, you are considered the “beneficial owner” of those shares.

3. Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with SEC rules, we may furnish proxy materials, including this Proxy Statement and our Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Accordingly, we sent the Notice to our stockholders of record and beneficial owners as of the close of business on April 16, 2026 (the “Record Date”).

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4. I share an address with another stockholder. Why did we receive only one copy of the proxy materials and how may I obtain an additional copy of the proxy materials?

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy proxy delivery requirements with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” is intended to provide extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice, please notify your broker. Stockholders who have multiple accounts in their names or who share an address with other stockholders can request “householding” and authorize their broker to discontinue mailings of multiple annual reports and proxy materials by contacting their broker.

We will promptly deliver to a stockholder who receives one copy of the Notice as a result of “householding” a separate copy of the Notice upon such stockholder’s written or oral request directed to Investor Relations at SkinHealth Systems Inc., 3600 E. Burnett St., Long Beach, CA 90815 or (800) 603-4996.

5. Who is entitled to vote at the Annual Meeting?

Only stockholders of record of our Class A Common Stock at the close of business on the Record Date are entitled to vote at the Annual Meeting or at any adjournment or postponement of the Annual Meeting. Each stockholder of record is entitled to one vote per share of Class A Common Stock. On the Record Date, there were 129,584,184 shares of Class A Common Stock issued and outstanding.

Registered Stockholders. The Notice was provided to you directly by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals appointed by the Board to act as proxies at the Annual Meeting and listed on the proxy card or to vote virtually at the Annual Meeting.

Beneficial Stockholders. The Notice was forwarded to you by your broker or nominee. Your broker or nominee is considered the stockholder of record of your shares, and you are considered to hold your shares in “street name”. Beneficial owners are also invited to virtually attend the Annual Meeting. However, since you are not a stockholder of record, you may not vote your shares virtually at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of your proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.

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6. What items of business will be voted on at the Annual Meeting? How does the Board of Directors recommend I vote on these items and what are the voting standards?

Proposal	Voting Options	Vote Required to Adopt the Proposal	Effect of Abstentions or Withhold Votes	Effect of “Broker Non-Votes”	Board Recommendation
Proposal 1: Election of nine directors	For all, withhold all, or for all except.	A plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.	No effect.	No effect.	✓FOR ALL director nominees
Proposal 2: Ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm of the Company for fiscal year 2026.	For, against, or abstain.	The affirmative vote of a majority of the votes cast by the stockholders present in person or by proxy at the Annual Meeting and entitled to vote on the matter.	No effect.	Not applicable; Brokers have discretion to vote.	✓FOR the ratification of the appointment of Deloitte
Proposal 3: Advisory vote to approve named executive officer compensation.	For, against, or abstain.	The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.	No effect.	No effect.	✓FOR the named executive officer compensation set forth in the Proxy Statement

7. How do I cast my vote if I am a stockholder of record entitled to vote at the Annual Meeting?

If you are a stockholder of record entitled to vote at the Annual Meeting, you can vote your shares by proxy electronically, by telephone or by mail, if you requested and received a printed copy of the proxy materials, by following the instructions set forth below:

Voting Electronically. You can vote at www.proxyvote.com, 24 hours a day, seven days a week. You will need the control number included on your Notice or your proxy card (if you received a printed copy of the proxy materials).

Voting By Telephone. You can vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the control number included on your Notice or your proxy card (if you received a printed copy of the proxy materials).

Voting By Mail. If you have requested and received a printed copy of the proxy materials by mail, you may complete, sign, date and return the proxy card or voting instruction form in the postage-paid envelope provided to you by mail to SkinHealth Systems Inc., c/o Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, New York 11717.

Voting at the Annual Meeting. Although we encourage you to complete and return a proxy prior to the Annual Meeting to ensure that your vote is counted, you can virtually attend the Annual Meeting and vote your shares online by visiting www.virtualshareholdermeeting.com/SKIN2026. You will need your control number included on your Notice or proxy card (if you receive a printed copy of the proxy materials) to be able to vote during the Annual Meeting. If you vote by proxy prior to the Annual Meeting and also virtually attend the Annual Meeting, there is no need to vote again at the Annual Meeting unless you wish to change your vote.

The procedures for voting online, by telephone, by mail and virtually at the Annual Meeting comply with Delaware law and are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded.

Please note that you cannot vote your shares by filling out and returning the Notice. The Notice does, however, include instructions on how to vote your shares.

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8. Is there a deadline for submitting proxies electronically or by telephone or mail?

Yes. Proxies submitted electronically or by telephone as described above must be submitted by 11:59 p.m. EDT on June 9, 2026.

Proxies submitted by mail must be received before the close of the Annual Meeting on June 10, 2026.

Each valid proxy received in time will be voted at the Annual Meeting in accordance with your instructions, regardless of the submission method used.

9. What if I am a stockholder of record entitled to vote at the Annual Meeting and do not specify a choice for a matter when returning a proxy?

All proxies properly submitted pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. If you properly submit a proxy, but do not provide specific voting instructions, your shares will be voted:

(1) FOR ALL director nominees;

(2) FOR the ratification of the appointment of Deloitte as our independent registered public accounting firm of the Company for fiscal year 2026; and

(3) FOR the compensation of our named executive officers, as set forth in the Proxy Statement.

If you have returned a signed and completed proxy card and other matters are properly presented at the Annual Meeting for consideration, the proxy holders appointed by our Board (the persons named in your proxy card if you are a stockholder of record) will have the discretion to vote your shares on those matters for you.

10. What if I am a beneficial owner and do not give voting instructions to my broker?

As a beneficial owner, to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee.

Under the rules of the Nasdaq Capital Market (“Nasdaq”), if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on routine matters, but not on non-routine matters. As such, if your shares are held in an account at a bank or brokerage firm, that bank or brokerage firm will not be permitted to vote your shares with respect to Proposal 1 (election of nine directors), or Proposal 3 (advisory vote to approve named executive officer compensation), since these proposals are considered to be non-routine matters, unless you provide instructions as to how your shares should be voted. Proposal 2 (ratification of appointment of independent registered public accounting firm) is considered a routine matter, so your broker, bank or other nominee that holds your shares has discretion to vote your shares on Proposal 2 if they do not otherwise receive voting instructions from you. Accordingly, we do not expect there to be any broker non-votes for Proposal 2.

11. How are broker non-votes and abstentions counted?

A broker non-vote occurs when shares held by a broker are not voted with respect to a particular proposal, because the broker does not have authority to vote on the non-discretionary item (i.e., Proposal 1, and Proposal 3) and has not received voting instructions from its client.

Broker non-votes, withheld votes and abstentions by stockholders from voting (including brokers holding their clients’ shares of record who cause abstentions to be recorded) will be counted towards determining whether a quorum is present. However, because broker non-votes and abstentions are not considered votes “cast” under Delaware law, they will have no effect on the approval of Proposal 1 or Proposal 3. Proposal 2 (ratification of appointment of independent registered public accounting firm) is considered a routine matter, so your broker, bank or other nominee that holds your shares has discretion to vote your shares on Proposal 2 if they do not otherwise receive voting instructions from you. Accordingly, we do not expect there to be any broker non-votes for Proposal 2.

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12. What constitutes a quorum?

A quorum will be present if holders of a majority of the outstanding voting power of our Class A Common Stock entitled to vote at the Annual Meeting are present in person or represented by proxy at the Annual Meeting. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting.

13. What can I do if I change my mind after I vote my shares? Can I revoke my proxy?

At any time prior to the completion of voting at the Annual Meeting, you may change your vote either by:

•	giving written notice to our Secretary revoking your proxy;

•	submitting a later-dated proxy by telephone or electronically before 11:59 p.m. EDT on June 9, 2026;

•	delivering a later-dated mailed proxy received before the close of the Annual Meeting on June 10, 2026; or

•	voting online at the Annual Meeting.

14. Who will count the vote?

A representative of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspector of election.

15. May I see a list of stockholders entitled to vote as of the Record Date?

Yes. A list of registered stockholders as of the close of business on the Record Date will be available for examination by any stockholder at least ten days before the Annual Meeting for any purpose germane to the Annual Meeting. Prior to the Annual Meeting, such list will be available for examination at 3600 E. Burnett Street, Long Beach, CA 90815. During the Annual Meeting, such list will be available for examination at www.virtualshareholdermeeting.com/SKIN2026.

16. How do I attend the Annual Meeting virtually?

We will host the Annual Meeting live online via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/SKIN2026. The webcast will start at 1:00 p.m. PDT. Stockholders may vote and submit questions while attending the Annual Meeting online. In order to enter the Annual Meeting, you will need the 16-digit control number included on your Notice, the instructions that accompanied your proxy materials or your proxy card (if you received a printed copy of the proxy materials). Instructions on how to attend and participate online, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/SKIN2026. We encourage you to access the Annual Meeting prior to the start time to allow ample time to complete the online check-in process. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be provided on the log-in page.

17. Why is the Annual Meeting a virtual, online meeting?

Our Annual Meeting will be a virtual meeting of stockholders conducted via live audio webcast. By conducting our Annual Meeting solely online, we eliminate many of the costs associated with a physical meeting. In addition, we believe that hosting a virtual meeting facilitates stockholder attendance and broader participation by enabling stockholders to participate from any location around the world. We believe a virtual meeting also improves our ability to communicate more effectively with our stockholders during the Annual Meeting. We have designed the virtual meeting to provide the same rights to participate as you would have at an in-person meeting, including providing opportunities to submit questions during the Annual Meeting.

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18. Who will pay the cost of solicitation?

We will pay the cost of soliciting proxies for the Annual Meeting. Proxies may be solicited by our employees and directors, without additional compensation, in person, or by mail, courier, telephone, email or facsimile. The Company may also retain the services of a proxy solicitation firm if, in the Board’s view, it is deemed necessary or advisable. In the event the Company retains such a firm, it estimates that the fees of such firm could be up to $50,000, plus out-of-pocket expenses, all of which would be paid by the Company.

We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of our shares held of record by such persons. We may reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

19. How can I access the Proxy Statement and Annual Report?

As described in the Notice, our Proxy Statement and Annual Report are available online at www.proxyvote.com.

These proxy materials are also available in the “Investor Relations” section of our website: https://investors.skinhealthsystems.com/ in the “Financials” and “SEC Filings” subsection.

If you have received a Notice and you would prefer to receive the proxy materials in printed form by mail or electronically by email, please follow the instructions contained in the Notice.

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PROPOSAL 1: ELECTION OF NINE DIRECTORS

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR ALL” WITH RESPECT TO THE ELECTION OF THE DIRECTOR NOMINEES LISTED BELOW.

General

Our Restated Certificate of Incorporation (our “Restated Certificate of Incorporation”) provides for a board of directors, with each director serving a one-year term, or if earlier, such director’s death, resignation, or removal, whichever is earliest to occur. As a result, our Board of Directors will be elected each year. Our current director nominees are as follows:

2026 Director Nominees
Brenton L. Saunders Stephen J. Fanning Doug Schillinger	Pedro Malha Michelle Kerrick Sachin Shridharani, M.D.	E. Scott Beattie Brian Miller Kenneth Tripp

On the recommendation of the nominating and corporate governance committee of our Board of Directors (the “Nominating and Corporate Governance Committee”), our Board of Directors, including its independent directors, selected and approved Mr. Brenton Saunders, Mr. Pedro Malha, Mr. E. Scott Beattie, Mr. Stephen J. Fanning, Ms. Michelle Kerrick, Mr. Brian Miller, Mr. Doug Schillinger, Dr. Sachin Shridharani, and Mr. Kenneth Tripp as nominees for re-election as directors, the directors being elected at the Annual Meeting or appointed by the Board of Directors thereafter, as applicable, each to serve for a term of one year, expiring at the 2027 annual meeting of stockholders or until his or her successor is duly appointed or elected and qualified or until his or her earlier death, resignation or removal. The Board of Directors, after consultation with Ms. Desiree Gruber, decided not to nominate Ms. Gruber as a member of the Board. The Board of Directors, after consultation with Dr. Philippe Schaison, also decided not to nominate Dr. Schaison as a member of the Board. Ms. Gruber and Dr. Schaison will each continue to serve out the remainder of his or her term on the Board until it expires effective immediately following the adjournment of the Annual Meeting.

Each of the directors listed above currently serves as a member of our Board of Directors and has agreed to serve if elected at the Annual Meeting. Mr. Malha also currently serves as our President and Chief Executive Officer. The biographies for each of the directors listed above may be found below under the heading “Directors and Nominees - Nominees for Election to the Board of Directors.”

In the event the nominees named herein are unable to serve or decline to serve at the time of the Annual Meeting, the persons appointed by the Board to act as proxies at the Annual Meeting will exercise discretionary authority to vote for substitutes. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR ALL the nominees. The proxy cannot be voted for a greater number of persons than nine.

Vote Required

If a quorum is present, a nominee for director will be elected to the Board of Directors by a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes will have no effect on the outcome of the election.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends that the stockholders vote FOR ALL with respect to the election of the following nine director nominees: Mr. Brenton Saunders, Mr. Pedro Malha, Mr. E. Scott Beattie, Mr. Stephen J. Fanning, Ms. Michelle Kerrick, Mr. Brian Miller, Mr. Doug Schillinger, Dr. Sachin Shridharani, and Mr. Kenneth Tripp.

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DIRECTORS AND NOMINEES

The following table and biographical information that follows provide certain information about our directors. Such information is current as of April 16, 2026. The information presented below for each director includes the specific experience, qualifications, attributes and skills that led us to the conclusion that such individual should be nominated to serve on our Board of Directors in light of our business, and that each director offers significant individual attributes and contributions important to our Board’s overall composition and functioning. There is no family relationship between any of our executive officers, directors, or director nominees. There are no arrangements or understandings between any director nominee and any other person pursuant to which the nominee was selected to be named as a director nominee.

Name	Age	Position	Date Appointed
Brenton L. Saunders	56	Chairman of the Board	May 4, 2021
Pedro Malha	54	President, Chief Executive Officer, and Director	October 1, 2025
E. Scott Beattie	67	Director	April 17, 2026
Stephen J. Fanning	74	Director	December 12, 2024
Desiree Gruber(1)	58	Director	June 11, 2021
Michelle Kerrick	63	Director	May 4, 2021
Brian Miller	51	Director	May 4, 2021
Philippe Schaison, PharmaD(1)	64	Director	October 30, 2025
Doug Schillinger	52	Director	May 4, 2021
Sachin Shridharani, M.D.	43	Director	April 17, 2026
Kenneth Tripp	59	Director	April 17, 2026

_________________

(1)	There are currently 11 directors comprising the Board. However, effective immediately following the adjournment of the Annual Meeting, the Board will be comprised of 9 directors because the Board, after consultation with each of Ms. Gruber and Dr. Schaison, decided not to nominate Ms. Gruber or Dr. Schaison for this year’s Annual Meeting. Ms. Gruber and Dr. Schaison will each serve out the remainder of his or her term until it expires effective immediately following the adjournment of the Annual Meeting.

Nominees for Election to the Board of Directors

Brenton L. Saunders has served on our Board of Directors since May 4, 2021 and currently serves as our Chairman of the Board. Mr. Saunders served as Interim Chief Executive Officer of the Company from January 1, 2022 to February 7, 2022, and our Executive Chairman of the Board for the fiscal year of 2022 until March 6, 2023. Mr. Saunders has over 25 years of experience in various aspects of healthcare and has been in leadership roles at several prominent global pharmaceutical and healthcare companies. Until May 2020, when it was acquired by AbbVie Inc. in a transaction valued at approximately $63 billion, Mr. Saunders served as Chairman, President and Chief Executive Officer of Allergan plc (“Allergan”), an American, Irish-domiciled pharmaceutical company. His role as President and Chief Executive Officer of Allergan began in July 2014 and his added role of Chairman began in October 2016. Mr. Saunders’ first role as an executive officer in the pharmaceuticals and healthcare sectors began in 2003, as a member of the executive management team at Schering-Plough Corporation (“Schering-Plough”), where he held several key roles, including President of the company’s Global Consumer Health Care division. While at Schering-Plough, Mr. Saunders led the integrations of the company’s $14 billion acquisition of Organon Biosciences N.V. in 2007 as well as the merger between Schering-Plough and Merck & Co., Inc. in 2009. From March 2010 until August 2013, Mr. Saunders served as Chief Executive Officer of Bausch + Lomb Corporation, a leading global eye health company, until its acquisition by Valeant Pharmaceuticals, Inc. in 2013. He then became the Chief Executive Officer of Forest Laboratories Inc., a role he held until the company’s merger with Actavis plc (“Actavis”) in 2014. Following the merger with Actavis, Mr. Saunders was named Chief Executive Officer of the combined business. In 2015, he led Actavis’ acquisition of Allergan, renaming the post-combination company Allergan Plc.

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Before joining Schering-Plough in 2003, Mr. Saunders was a Partner and Head of Compliance Business Advisory at PricewaterhouseCoopers LLP, an international professional services company. Prior to that, he was Chief Risk Officer at Coventry Health Care, Inc., a health insurance company, and Senior Vice President, Compliance, Legal and Regulatory at Home Care Corporation of America, a healthcare service provider. Mr. Saunders began his career as Chief Compliance Officer for the Thomas Jefferson University Health System.

Over the course of his career, Mr. Saunders has overseen over 80 mergers, acquisitions, divestitures and licensing transactions, totaling over $300 billion in value. Notable highlights from Mr. Saunders’ transaction experience include Actavis’ approximately $28 billion acquisition of Forest Laboratories in 2014, Actavis’ $70 billion acquisition of Allergan in 2015 and the $40 billion sale of Allergan’s global generics business to Teva Pharmaceutical Industries Ltd in 2016. Mr. Saunders’ transaction experience also includes the divestiture of Allergan’s medical dermatology business, and the acquisitions of leading companies in the medical aesthetics space such as Kythera, Lifecell, and Zeltiq.

Additionally, as of March 6, 2023, Mr. Saunders rejoined Bausch + Lomb Corporation and currently serves as its Chairman and CEO. Mr. Saunders also serves as a director of ARS Pharmaceuticals Inc. In addition to Mr. Saunders’ current public company director positions, he serves as a member of the board of private companies including Arena AI, Rapalogix Health, Inc., Cambrian Bio and Roam HQ Inc., where he also serves as the chairman of the board, and as a board advisor for Nextech Systems, LLC. He has also served as a member of the Executive Board of Trustees at Mount Sinai Medical Center since 2022.

We believe that Mr. Saunders is qualified to serve on our Board of Directors because of his extensive leadership experience, including his role as chief executive officer of two public global healthcare companies, deep understanding of business transformation, as well as his experience in financial, strategic, public company board service and corporate governance, regulatory, international markets and global scaling, product development, sales & marketing, compliance/ethics, human resources and talent, environmental, social & governance matters, and operational matters.

Pedro Malha has served on our Board of Directors since October 1, 2025, and as our President and Chief Executive Officer since October 1, 2025. Prior to his appointment, Mr. Malha served as Worldwide Division President and Corporate Officer of Abbott Laboratories, a publicly-traded global healthcare company listed on the New York Stock Exchange, from September 2021 to September 2025. Before rejoining Abbott Laboratories, Mr. Malha served as Worldwide Group President and Division President at Zimmer Biomet Holdings, Inc., a publicly-traded global medical device company listed on the New York Stock Exchange, where he led global operations across multiple business units from May 2017 to September 2021. From 2008 to 2016, Mr. Malha held several senior leadership roles at Abbott Laboratories, including Divisional Vice President, overseeing commercial organizations and strategic functions across the Americas and EMEA regions. Prior to Mr. Malha's original tenure with Abbott Laboratories, he spent six years at Johnson & Johnson, a publicly-traded global healthcare company listed on the New York Stock Exchange, where he held positions of increasing responsibility within its European operations. Mr. Malha holds a Master of Business Administration from Boston University and a Bachelor of Science from Bentley University.

We believe that Mr. Malha is qualified to serve on our Board of Directors because of his experience with healthcare devices and consumables and leading various divisions of publicly traded healthcare companies.

E. Scott Beattie has served on our Board of Directors since April 17, 2026. Mr. Beattie is a seasoned consumer-products executive and board member with extensive global operating, governance, and financial oversight experience. Mr. Beattie currently serves as director for Rexair, LLC, a manufacturing company, a role he has held since 2019 as well as a director for SENISCA Ltd., a UK based biotech company, since June 2021. Since 2019, Mr. Beattie has served as a director and advisor to Crisp Inc. and Boosted AI, both data platforms utilizing artificial intelligence (“AI”) analytics to drive business productivity. Mr. Beattie also previously served as a director of MAV Beauty Brands Inc. from September 2023 to February 2024, as Chairman of the Board for NexJ Systems Inc. from 2020 to 2022, and as a director and non-executive Vice Chairman of Revlon, Inc. from November 2016 to April 2023. Earlier in his career, Mr. Beattie served as Chairman and Chief Executive Officer of Elizabeth Arden, Inc., a U.S. based public company listed on Nasdaq, from March 1998 to September 2016, where he led the company’s expansion into over 120 markets. Mr. Beattie is also a founding investor in Newsela, Inc., and Grouper Education, Inc., both EdTech platforms leveraging AI to deliver improved education outcomes. Mr. Beattie earned both his bachelor’s degree in business administration and Master of Business Administration from the Ivey Business School at Western University, where he also currently serves as a member on its advisory board since 2000.

We believe that Mr. Beattie is qualified to serve on our Board of Directors due to his extensive senior leadership in the global beauty and consumer products sector, board experience, and experience in international markets and brand-building.

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Stephen J. Fanning has served on our Board of Directors since December 12, 2024. Mr. Fanning currently serves as Chairman of the Board for Champion Mfg. since May 2018, and he also currently serves as Chairman of the Board for LKC Technologies since July 2023. Mr. Fanning served on the board of directors of Fotona from February 2022 to November 2024. Mr. Fanning previously served as Chairman of the Board for HydraFacial LLC (“HydraFacial”), the Company’s flagship brand, from 2016 to 2020 when HydraFacial was still a private company and prior to the closing of the business combination transaction between HydraFacial and the Company in May 2021. From July 2019 through December 2023, Mr. Fanning served as President and Chief Executive Officer of Spectrum Solutions, a company that supports molecular diagnostic solutions. From March 2014 through March 2018, Mr. Fanning served as President and Chief Executive Officer of Z-Medica Corporation, which manufactures and markets a complete line of highly innovative hemostatic products. Beginning in January 2005, Mr. Fanning served for nine years as President and Chief Executive Officer of Solta Medical, Inc. (formerly Thermage, Inc.), a global leader in the medical aesthetics market. From August 2001 to January 2005, Mr. Fanning served as the President and Chief Executive Officer of Ocular Sciences, a manufacturer and distributor of disposable contact lenses. Previously, Mr. Fanning worked for 25 years for Johnson & Johnson, one of the world’s largest manufacturers of healthcare products, where he served in various senior executive positions including President, Worldwide, of Johnson & Johnson’s McNeil Specialty Products division, and President of Johnson & Johnson Medical. Mr. Fanning also served as Managing Director of Johnson & Johnson Austria/Switzerland, and Vice President, Sales, of Johnson & Johnson’s McNeil Consumer Products Division. Mr. Fanning received his B.S. degree from Philadelphia University.

We believe that Mr. Fanning is qualified to serve on our Board of Directors because of prior experience as Chairman of the Board for HydraFacial and President and Chief Executive Officer of Spectrum Solutions, Z-Medica Corporation, Solta Medical, Inc. and Ocular Sciences, as well as his prior experience in the life sciences industry gives him insight into the strategic and operational issues in the medical, esthetician, and beauty retail industry.

Michelle Kerrick has served on our Board of Directors since May 4, 2021. Ms. Kerrick is an accomplished leader and retired “Big 4” accounting firm partner with 35 years of diverse management and executive leadership experience, with Deloitte. Ms. Kerrick currently serves on the boards of the publicly traded REIT, AMH (d.b.a. American Homes 4 Rent) and is currently the audit committee chair of AMH. She is also a director of EverPower AI, LLC, and Capital Bank & Trust Company (a subsidiary of Capital Group), both of which are private companies, and formerly served as director of SoftBank’s LDH Growth Corp I (Nasdaq: LDHAU), where she also served as audit committee chair. Ms. Kerrick further serves on the non-profit board of the Women’s Board of Barrow Neurological Foundation and formerly served as a non-board member of the audit committee for AZ Community Foundation.

Ms. Kerrick served as the West Region Market Leader and Managing Partner of the Los Angeles office of Deloitte, the world’s largest consulting firm by revenue and was responsible for driving national strategy and client and business growth and strategic positioning across the 13-office West Region and the Los Angeles office. Ms. Kerrick began her career with Deloitte in the Phoenix office in the Audit group in 1985. She became a Partner of Deloitte in 1998 and Managing Partner of the Phoenix office in 2005. She transferred to Los Angeles as the Managing Partner in late 2010 and became the West Region Market Leader in 2019. Ms. Kerrick advised a diverse group of public and privately held companies ranging from middle market to large multi-nationals and now serves as a board member to public and private/pre-IPO companies.

As a relationship leader and financial expert, Ms. Kerrick led Deloitte’s National CFO Leadership Program for the West Region which focused on supporting CFOs in their complex roles. Ms. Kerrick led the relationships with strategic Deloitte client’s including Mattel, the Los Angeles Sports and Entertainment District (Sofi Stadium), CBRE and Snap, Inc. During her career, she gained extensive experience in the boardroom working with the Audit Committees and boards of companies including Mattel, Teledyne, Taylor Morrison, Kilroy Realty and TCW Group on a range of complex issues, including digital transformation, initial public offerings, cost reduction, cybersecurity, governance and enterprise risk.

Ms. Kerrick has deep experience in governance roles within Deloitte. She served on Deloitte’s Board Council and Strategic Investment Committee in which she oversaw various acquisitions and investments. Ms. Kerrick also served two terms on Deloitte’s Nominating Committee which is responsible for CEO and board director selection. Ms. Kerrick attends various board governance programs and completed the Harvard Business School Making Corporate Boards More Effective program in November 2024.

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As a community leader, Ms. Kerrick held a number of senior governance roles in prominent professional and community organizations. She served as the 2018 Board Chair of the Los Angeles Chamber of Commerce; board member of Los Angeles Sports and Entertainment Commission; Board of Advisors for Salvation Army Western Territories; a member of Young President’s Organization Los Angeles Gold; and a Director of Polytechnic School in Pasadena. She was also on the Bid Committees which secured the 2022 Super Bowl, as well as the 2028 Olympic Summer Games for Los Angeles.

Ms. Kerrick is committed to the advancement of women in the workplace. She was named a Los Angeles Top 500 Leader, “Executive of the Year,” as well as, one of the “Most Influential Women in Accounting” by the Los Angeles Business Journal.

Ms. Kerrick received her B.S. degree in accountancy from Northern Arizona University and is a recipient of the University’s outstanding alumnus award. She is a retired member of the California and Arizona State Boards of Accountancy, and the American Institute of Certified Public Accountants.

We believe that Ms. Kerrick is qualified to serve on our Board of Directors because of her experience in the areas of financial and strategic planning, operational effectiveness, and digital transformation. She also has a strong background in corporate governance and is qualified to serve as a financial expert.

Brian Miller has served on our Board of Directors since May 4, 2021. Mr. Miller is a Co-Founder and Partner of Linden Capital Partners LLC (“Linden”), a leading healthcare exclusive private equity firm, which was founded in 2004. He has been involved in healthcare principal investing since 1998. Prior to Linden, Mr. Miller was a founding member of the healthcare team at First Chicago Equity Capital, a private equity firm. Mr. Miller began his career in the investment banking division of Salomon Brothers Inc. (currently Citigroup). He is currently a board member of LifeStyles Healthcare, Vital Care, Formulated Solutions, MeriCal, StatLab Medical Products and Regenity Biosciences, and was previously a board member of Z-Medica, Solara, SeraCare, BarrierSafe Solutions International, CORPAK MedSystems, HYCOR Biomedical, Strata Pathology Services, Flexan, and Suture Express. He is a board member of AdvaMed, the Founder of the Healthcare Private Equity Association, the Founder of Private Equity Analysts of Chicago, a Trustee of The University of Chicago Medical Center, and a member of the Economic Club of Chicago.

We believe that Mr. Miller is qualified to serve on our Board of Directors because of his significant knowledge of our Company and his extensive experience in beauty and consumer product, investment banking, management, and senior leadership experience, as well as his business experience in global operations, finance/audit, corporate governance, regulatory, manufacturing, sales & marketing, environmental, human resources, social & governance matters, product development, compliance/ethics, investor relations, and talent development.

Doug Schillinger has served on our Board of Directors since May 4, 2021. Mr. Schillinger joined DW Healthcare Partners in 2004 and is currently a Managing Director and oversees several of the firm’s portfolio investments. Mr. Schillinger’s investment, transaction and board experience include a broad array of healthcare service and medical devices including pharma services, diagnostics, medical tech products and devices, provider services, laboratory services, post-acute care, medical aesthetics, and telehealth. Before joining DW Healthcare Partners, Mr. Schillinger worked for Bain & Company and Accenture (previously Andersen Consulting). He is currently a board member of Public Partnerships Limited, Parnell Veterinary Pharmaceuticals, Aequor Healthcare Services, Chrysalis, CareXM, and Vets Plus Inc. Mr. Schillinger was previously a board member of Z-Medica, Reliant Rehabilitation, Tandem Labs, American Optics, Global Physics Solutions, Spectrum Solutions, Arteriocyte Medical Systems, Healthcare Private Equity Association, and the Harvard Business School Alumni Board of Directors.

We believe that Mr. Schillinger is qualified to serve on our Board of Directors because of his significant knowledge of and history with medical devices, his experience as a seasoned investor, as well as his experience being a current and former director of many companies. Mr. Schillinger also has substantial experience in senior leadership, finance, sales & marketing, human resources, product development, compliance/ethics, and corporate governance.

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Sachin Shridharani, M.D. has served on our Board of Directors since April 17, 2026. Dr. Shridharani is a board-certified plastic surgeon and the founder of LUXURGERY©, an aesthetic surgery practice. Additionally, Dr. Shridharani currently serves as Chief Medical Officer of SkinSpirit Essential LLC, a medical spa specializing in medical-grade skincare, aesthetic treatments, and injectables, a role he has held since September of 2024. He also serves on the Board of Directors for The Aesthetic Society, a private organization dedicated to the safe practice of plastic surgery and cosmetic medicine. Dr. Shridharani is recognized as an innovator and pioneer in the field of plastic surgery for developing his signature body and facial contouring technique, Surgery in a Syringe℠. He has served as a Principal Investigator for over 60 clinical trials and has co-authored over 200 peer-reviewed articles, textbook chapters, and abstracts in medical journals including the Journal of the American Medical Association, Plastic and Reconstructive Surgery, and Aesthetic Surgery Journal. Dr. Shridharani serves as the Section Editor for Cosmetic Medicine in Aesthetic Surgery Journal. Dr. Shridharani has a Doctor of Medicine from the University of Missouri, and completed his training in Plastic and Reconstructive Surgery at Johns Hopkins Hospital. Following his surgical residency, Dr. Shridharani completed an Aesthetic Plastic Surgery fellowship at the Manhattan Eye, Ear and Throat Hospital. Dr. Shridharani also obtained a Certificate Program in Surgical Leadership at Harvard Medical School and currently serves as an Associate Clinical Professor of Plastic Surgery at Washington University – St. Louis School of Medicine.

We believe that Dr. Shridharani is qualified to serve on our Board of Directors due to his extensive experience in cosmetic medicine and expertise in the beauty and consumer products industry.

Kenneth Tripp has served on our Board of Directors since April 17, 2026. Mr. Tripp currently serves as the Senior Vice President of Global Operations and Logistics at Zimmer Biomet Holdings, Inc. (“Zimmer Biomet”), a publicly traded medical device company, where he leads manufacturing, supply chain, engineering, and commercial operations, a role he has held since 2018. During his time at Zimmer Biomet, Mr. Tripp has successfully led the integration, optimization, and expansion of Zimmer Biomet’s global operations network. From July 2017 to February 2018, Mr. Tripp served as Senior Vice President of Manufacturing at Cardinal Health Technologies, LLC and was responsible for the manufacturing of medical supplies and patient care products across sixteen sites globally. Prior to his time at Cardinal Health Technologies, LLC, Mr. Tripp held senior manufacturing and supply chain roles with Covidien plc (now Medtronic plc), where he was responsible for managing large-scale and complex manufacturing operations and supply chains for various divisions, product lines, and geographies. Mr. Tripp retired from the US Navy and Navy Reserve after 25 years of service in 2009 and holds a Master of Business Administration with a focus on organizational leadership from Ashford University.

We believe Mr. Tripp is qualified to serve on our Board of Directors due to his extensive senior leadership experience in the medical device industry, his expertise in manufacturing, supply chain and quality management, business strategy, regulatory and government relations, and financial literacy and risk assessment skills.

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CORPORATE GOVERNANCE

We are committed to good governance practices. Our governance practices seek to ensure that we conduct our affairs in a manner that matches the high standards we have set for our people, products, and services. We believe that good governance builds integrity and trust, strengthens the accountability of our Board, management and employees, promotes the long-term interests of our stockholders, and allows us to be a good corporate citizen in each of the countries where we do business.

Affirmative Determinations Regarding Director and Nominee Independence

Nasdaq listing standards require that a majority of the Board of Directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The definition also includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. To help determine whether a director is independent, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management.

Our Board has determined that each of the following directors satisfies our independence standards, Nasdaq’s listing standards, and applicable SEC rules: Mr. Brian Miller, Mr. E. Scott Beattie, Mr. Stephen J. Fanning, Ms. Michelle Kerrick, Mr. Doug Schillinger, Dr. Sachin Shridharani, Mr. Kenneth Tripp.

Background and Experience of Directors

The Nominating and Corporate Governance Committee and the Board believe that a board composed of directors who have diverse personal backgrounds and experiences and who bring a fresh perspective is a priority for the Company. We seek to mix a diverse range of skills, backgrounds, and experiences such as leadership, beauty and consumer products, international and strategic planning experience, financial and accounting expertise, corporate governance, and governmental policy and regulatory experience, among others. The Board conducts an annual self-evaluation process and periodically considers its composition and refreshment in order to effectively align the Board’s mix of skills, experience and attributes with the Company’s business strategy.

Director Nomination Process

The Nominating and Corporate Governance Committee recommends nominees for our Board consistent with the criteria determined by our Board. The Nominating and Corporate Governance Committee may receive recommendations from other directors and executives and may, when appropriate, seek assistance from third-party search firms with respect to identifying and vetting qualified candidates for the Board’s consideration. In 2025, the Nominating and Corporate Governance Committee engaged Russell Reynolds Associates (“Russell”), an independent search firm, to assist in the identification and selection of a Chief Executive Officer. The Company paid Russell an aggregate of $612,752 in fees for its services in 2025. The Nominating and Corporate Governance Committee will also consider nominations from stockholder(s) to the extent the nomination complies with all procedures and includes all information about the candidate(s) required by our Second Amended and Restated Bylaws (the “Bylaws”). Nominations from stockholder(s) that are made in accordance with these procedures and include all required information (such as (i) information about each prospective director nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the SEC had the prospective director nominee been nominated by the Board, and (ii) that the prospective director nominee has consented to be named, if nominated, as a nominee and, if elected, to serve as a director) will be considered by the Nominating and Corporate Governance Committee in accordance with the criteria discussed above and in the same manner as other nominations, and the Nominating and Corporate Governance Committee will present its recommendation to our Board. To date, the Company has not received any recommendations from stockholders requesting a candidate for inclusion among the slate of nominees in this Proxy Statement.

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Board Leadership Structure

While our Board believes it is important for our Chairman to have both a stake in and deep understanding of the Company, our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. We believe this construct has allowed our Board the flexibility to establish the most appropriate structure for the Company at any given time. Mr. Saunders currently serves as our Chairman, and Mr. Malha currently serves as our President, Chief Executive Officer and Director.

Our Board believes the present structure provides the Company and the Board with strong leadership, continuity of experience, and appropriate independent oversight of management.

Executive Sessions

Our Board meets regularly in executive session without management directors or any members of management. In addition, the independent directors on our Board meet annually in executive session.

Attendance at Meetings

Regular meetings of our Board are held at such times as our Board may determine. In addition, special meetings of our Board may be called by the Chairman of the Board, President and Chief Executive Officer of the Company, or the Board pursuant to a resolution adopted by a majority of the Board.

In fiscal year 2025, our Board held 9 meetings, the Audit Committee of the Board (the “Audit Committee”) held 4 meetings, the Compensation Committee of the Board (the “Compensation Committee”) held 6 meetings, and the Nominating and Corporate Governance Committee held 2 meetings. Each director attended more than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she had been a director) and the total number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served).

Our Board and its committees also act from time to time by written consent in lieu of meetings. Although we do not have a formal policy regarding attendance by members of our Board of Directors at our Annual Meeting, we encourage our directors to attend. Last year, five members of the Board attended our annual meeting of stockholders.

Board Committees

Our Board of Directors has established the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The composition and responsibilities of each committee are described below. Our Board of Directors may also establish from time to time any other committees that it deems necessary or desirable. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. A copy of each committee’s charter may be found on our website: www.skinhealthsystems.com under the heading “Governance”, and then “Documents & Charters”.

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The current composition of each Board committee is set forth below.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Brenton L. Saunders(1)
Pedro Malha(2)
E. Scott Beattie		*
Stephen J. Fanning	*		C
Desiree Gruber(3)		*
Michelle Kerrick	C		*
Brian Miller		*	*
Philippe Schaison, PharmaD(3)		*	*
Doug Schillinger	*	C
Sachin Shridharani, M.D.			*
Kenneth Tripp	*

_________________

*	Member

C	Chairperson

(1)	Mr. Saunders does not serve on a committee but is the Chairman of the Board.

(2)	Mr. Malha does not serve on a committee but is a member of the Board.

(3)	The Board of Directors, after consultation with Ms. Gruber, decided not to nominate Ms. Gruber as a member of the Board. The Board of Directors, after consultation with Dr. Schaison, also decided not to nominate Dr. Schaison as a member of the Board. Ms. Gruber and Dr. Schaison will each continue to serve out the remainder of his or her term on the Board until it expires effective immediately following the adjournment of the Annual Meeting.

Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee consists of Stephen Fanning, Michelle Kerrick, Kenneth Tripp and Doug Schillinger. Michelle Kerrick serves as the chair of the Audit Committee.

Our Board has determined that Stephen Fanning, Michelle Kerrick, Kenneth Tripp and Doug Schillinger are independent under the applicable rules of the SEC and Nasdaq for Audit Committee membership. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of Nasdaq. Our Board has determined that Michelle Kerrick qualifies as an “Audit Committee financial expert” as defined in the applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations.

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The primary functions of the Audit Committee include:

•	appointing, compensating and overseeing our independent registered public accounting firm;

•	mutually reviewing and approving the annual audit plan;

•	overseeing the integrity of our financial statements and our compliance with legal and regulatory requirements;

•	discussing the annual audited financial statements and unaudited quarterly financial statements with management and the independent registered public accounting firm;

•	pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;

•	appointing or replacing the independent registered public accounting firm;

•	establishing procedures for the receipt, retention and treatment of complaints (including anonymous complaints) we receive concerning accounting, internal accounting controls, auditing matters or potential violations of law;

•	monitoring our environmental sustainability and governance practices;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

•	approving audit and non-audit services provided by our independent registered public accounting firm;

•	discussing earnings press releases and financial information provided to analysts and rating agencies;

•	discussing with management our policies and practices with respect to risk assessment and risk management;

•	overseeing cybersecurity risks and management’s implementation of the Company’s cybersecurity program;

•	approving or ratifying related party transactions required to be disclosed pursuant to Item 404 of Regulation S-K, as may be amended from time to time, and any other applicable requirements; and

•	producing an annual report for inclusion in our proxy statement, in accordance with applicable rules and regulations.

The Audit Committee has the authority to retain advisors as the committee deems appropriate.

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Compensation Committee

The Compensation Committee approves, or recommends to our Board of Directors, policies relating to compensation and benefits of our officers and employees. The Compensation Committee consists of Desiree Gruber, Philippe Schaison, PharmaD, Brian Miller, E. Scott Beattie, and Doug Schillinger. Doug Schillinger serves as the chair of the Compensation Committee.

Our Board has determined that Desiree Gruber, Philippe Schaison, PharmaD, Brian Miller, E. Scott Beattie, and Doug Schillinger are independent under the applicable rules and regulations of Nasdaq for Compensation Committee membership and that each also qualifies as a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The principal functions of the Compensation Committee include:

•	reviewing and approving corporate goals and objectives relevant to the compensation of our executive officers and directors, evaluating the performance of our executive officers in light of those goals and objectives, and setting compensation levels based on this evaluation;

•	setting salaries and approving incentive compensation and equity awards for Section 16 Officers, as well as compensation policies for all such officers, and changes in ownership of the Section 16 Officers as designated by our Board of Directors;

•	making recommendations to the Board with respect to incentive compensation programs and equity-based plans that are subject to Board approval;

•	approving any employment or severance agreements with our Section 16 Officers;

•	granting any awards under equity compensation plans and annual cash incentive plans to our Section 16 Officers; and

•	producing an annual report on executive compensation for inclusion in our proxy statement, in accordance with applicable rules and regulations.

The Compensation Committee has the authority to retain advisors as the committee deems appropriate. Additionally, the Compensation Committee may form and delegate authority and duties to subcommittees and to the chair of the Compensation Committee or other members of the Compensation Committee from time to time as it sees fit; provided that any subcommittees shall consist of no fewer than two members and shall be composed entirely of directors who satisfy the applicable independence requirements of the Company’s corporate governance guidelines and Nasdaq; provided, further, that the Compensation Committee shall not delegate to a subcommittee, the chair of the Compensation Committee or other members of the Compensation Committee any power or authority required by any law, regulation or listing standard to be exercised by the Compensation Committee as a whole.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies and recommends individuals qualified to serve as directors of the Company and on committees of the Board. The Nominating and Corporate Governance Committee consists of Stephen J. Fanning, Michelle Kerrick, Sachin Shridharani, M.D., Philippe Schaison, PharmaD, and Brian Miller. Stephen J. Fanning serves as chair of the Nominating and Corporate Governance Committee.

Our Board has determined that Stephen J. Fanning, Michelle Kerrick, Sachin Shridharani, M.D., Philippe Schaison, PharmaD, and Brian Miller are independent under the applicable rules and regulations of Nasdaq for Nominating and Corporate Governance Committee membership.

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The principal functions of the Nominating and Corporate Governance Committee include:

•	identifying, recruiting and, if appropriate, interviewing candidates to fill positions on the Board of Directors, including persons suggested by other members of the Board, executives, stockholders or others;

•	reviewing the background and qualifications of individuals being considered as director candidates;

•	recommending to the Board of Directors the director nominees for election by the Company’s stockholders or appointment by the Board of Directors;

•	reviewing the suitability for continued service as a director of each member of the Board of Directors when his or her term expires and in certain other circumstances;

•	reviewing annually with the Board of Directors the composition of the Board of Directors as a whole and to recommend, if necessary, measures to be taken so that the Board of Directors reflect the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board of Directors as a whole and contains at least the minimum number of independent directors required by Nasdaq;

•	monitoring the functioning of the committees of the Board of Directors and to make recommendations for any changes;

•	reviewing annually committee size, membership, and composition, including chairpersonships, and recommending any changes to the Board of Directors for approval; and

•	reviewing periodically, and at least annually, the corporate governance guidelines adopted by the Board of Directors to assure that they are appropriate for the Company.

The Nominating and Corporate Governance Committee has the authority to retain advisors and seek assistance from third-party search firms with respect to identifying and vetting qualified candidates for the Board’s consideration as the committee deems appropriate.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Desiree Gruber, Philippe Schaison, PharmaD, Brian Miller, E. Scott Beattie, and Doug Schillinger. None of our executive officers currently serve, and in the past year none has served, as a member of the compensation committee of any entity that has one or more executive officers serving on our Board of Directors.

Stockholder Engagement

We encourage you to visit the Corporate Governance area of the “Investor Relations” section of our website (https://investors.skinhealthsystems.com/corporate-governance/documents-and-charters) where you will find detailed information about our corporate governance practices and policies, including our Nominating and Corporate Governance Committee charter.

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Communications with Directors

The Board of Directors has established a process for stockholders to send communications to our Board. Stockholders may communicate with our Board generally or a specific director at any time by writing to the Company’s Secretary, SkinHealth Systems Inc., 3600 E. Burnett St., Long Beach, CA 90815. Each communication should specify the applicable director(s) to be contacted, the general topic of the communication, and the number of shares of our Class A Common Stock owned of record (if a record holder) or beneficially owned. We review all messages received and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to our Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to our Board generally, to our Chairman. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints, commercial inquiries, employee grievances, or general information about the Company or our products, communications that do not relate to matters of stockholder interest are not forwarded to our Board. In addition, communications that are unduly hostile, threatening, illegal, or similarly unsuitable will be excluded, with the provision that any communication that is so filtered will be made available to any director upon any such director’s request.

Directors’ and Officers’ Liability Insurance

We maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity against any liability asserted against them and incurred by them in any such capacity, or arising out of their status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of the Delaware General Corporation Law.

Director or Officer Involvement in Certain Legal Proceedings

Securities Class Action

On November 16, 2023, a putative class action was filed in the United States District Court for the Central District of California against the Company, its then-current President and Chief Executive Officer, Andrew Stanleick, its former Chief Financial Officer, Liyuan Woo, and its current Chief Financial Officer, Michael Monahan (the “Defendants”). The complaint, styled Abduladhim A. Alghazwi, individually and on behalf of all others similarly situated, v. The Beauty Health Company, Andrew Stanleick, Liyuan Woo, and Michael Monahan, Case No. 2:23-cv-09733 (C.D. Ca.) (the “Securities Class Action”), asserted claims for violation of Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder against all defendants (First Claim), and violation of Section 20(a) of the Exchange Act against the individual defendants (Second Claim). The complaint alleged that, between May 10, 2022 and November 13, 2023, Defendants materially misled the investing public by publicly issuing false and/or misleading statements and/or omissions relating to Hydrafacial's business, operations, and prospects, specifically with respect to the performance of and demand for the Syndeo 1.0 and 2.0 devices. The relief sought in the complaint included a request for compensatory damages suffered by the plaintiff and other members of the putative class for damages allegedly sustained as a result of the alleged securities violations.

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On January 16, 2024, putative class members Jeff and Kevin Brown (the “Browns”), Priscilla and Martjn Dijkgraaf (the “Dijkgraafs”), and Joseph Jou filed three competing motions for appointment as lead plaintiff under the Private Securities Litigation Reform Act, 17 U.S.C. § 78u-4(a)(3). On January 31, 2024, Joseph Jou filed a notice of non-opposition to the Browns’ and Dijkgraafs’ motions for appointment as lead plaintiff. On May 2, 2024, the Court granted the Dijkgraafs’ motion for appointment as lead plaintiff and approved the Dijkgraafs’ counsel, Hagens Berman, as lead counsel. On July 1, 2024, lead plaintiffs filed a consolidated amended class action complaint asserting the same causes of action as the original complaint. The Securities Class Action case was assigned to U.S. District Judge Sherilyn Peace Garnett. On September 30, 2024, Defendants filed a motion to dismiss the consolidated amended class action complaint in its entirety. Plaintiffs filed their opposition brief on November 22, 2024, and Defendants filed their reply brief on December 23, 2024. A hearing on the Defendants’ motion to dismiss was scheduled for January 15, 2025. On January 10, 2025, the Court granted the parties’ joint stipulation to adjourn the January 15, 2025 hearing. On January 17, 2025, the Court granted the parties’ joint stipulation to withdraw briefing on Defendants’ motion to dismiss without prejudice to refiling and to briefly stay proceedings so that the parties could complete a private mediation. The parties conducted the private mediation on March 27, 2025. The parties were unable to reach a settlement at the mediation. On May 5, 2025, the plaintiffs filed a second amended complaint (the “SAC”), pursuant to the parties’ stipulation, which was so-ordered by the Court on April 16, 2025. On July 11, 2025, Defendants filed a motion to dismiss the SAC in its entirety. The Court scheduled a hearing on Defendants’ motion for September 17, 2025. On September 15, 2025, the Court vacated the hearing sua sponte. On September 25, 2025, the Court denied Defendants’ motion to dismiss. On November 24, 2025, each Defendant filed an answer to the SAC. On November 26, 2025, the parties filed a Fed. R. Civ. P. 26(f) joint report and proposed stipulated pretrial schedule. On December 15, 2025, the Court so-ordered the parties’ stipulated pretrial schedule, set the final pretrial conference for November 17, 2027, and set trial for December 7, 2027. On the same day, the Court referred the parties to a private mediation before a private mediator of their choice, to be completed by October 13, 2027. The parties are currently in the discovery phase of the case.

The Company believes that the claims asserted in the Securities Class Action have no merit and intends to vigorously defend them.

Customer Class Action

On October 24, 2024, Jason Davalos (“Jason Davalos”), Sonia Davalos (“Sonia Davalos”, and collectively with Jason Davalos, the “Davaloses”), and Sol Tan Tanning & Spa LLC (“Sol Tan”, and collectively with the Davaloses, the “Class Action Plaintiffs”), individually and on behalf of all others similarly situated, filed a putative class action complaint (the “Complaint”) against Hydrafacial and The Beauty Health Company (“BHC” and collectively with Hydrafacial, the “Class Action Defendants”) for alleged violations of New York consumer fraud statutes, breach of contract, and common law breach of implied warranties (the “Customer Class Action”). The case is captioned Jason Davalos, Sonia Davalos, Sol Tan Tanning & Spa LLC, on behalf of themselves and all others similarly situated v. Hydrafacial LLC dba The Hydrafacial Company, and The Beauty Health Company, Case No. 24-cv-8073 (S.D.N.Y.) (Caproni, J.) The Complaint alleged that all three versions of the Syndeo machine (Syndeo 1.0, Syndeo 2.0, and Syndeo 3.0) were defective and did not perform in the manner in which it had been represented by Class Action Defendants. Class Action Plaintiffs claim that Class Action Defendants made various misrepresentations in its marketing and sales of the Syndeo machines and, rather than provide a refund to customers for the defective machines, replaced them with another Syndeo machine that exhibited the same defects. Class Action Plaintiffs purported to bring claims on behalf of themselves, and all other similarly situated purchasers within the United States, of Class Action Defendants’ Syndeo machines. The Complaint asserted five causes of action: (1) violations of N.Y. G.B.L., § 349, the state consumer production statute; (2) violations of N.Y. G.B.L., § 350, the state’s false advertising statute; (3) breach of contract; (4) breach of the implied warranty of merchantability; and (5) breach of the implied warranty of fitness. The relief sought in the Complaint included monetary damages allegedly suffered by Class Action Plaintiffs and other members of the putative class as a result of Class Action Defendants’ alleged violations and breaches, including a trebling of any money damages award for alleged violations of N.Y. G.B.L., § 349 and § 350.

On December 30, 2024, the Class Action Defendants filed a motion to dismiss the Complaint in its entirety. On January 3, 2025, the Class Action Defendants filed a motion to stay discovery during the pendency of their motion to dismiss. On January 8, 2025, the Davaloses voluntarily dismissed their claims against the Class Action Defendants pursuant to Fed. R. Civ. P. 41(a)(1)(A)(i), leaving Plaintiff Sol Tan as the sole remaining Customer Class Action Plaintiff. Plaintiff Sol Tan filed their opposition brief on January 9, 2025, and the Class Action Defendants filed their reply brief on January 13, 2025. On January 16, 2025, the Court granted the parties’ joint stipulation to adjourn the January 17, 2025 initial pretrial conference and stay the action pending the parties’ completion of a private mediation. As part of its order, the Court also (1) adjourned Plaintiff Sol Tan’s deadline to respond to the Class Action Defendants’ motion to dismiss sine die pending the outcome of mediation; (2) denied as moot the Class Action Defendants’ motion to stay discovery in light of the parties’ agreement to stay discovery pending the outcome of mediation; and (3) directed the parties to (a) file a joint letter on or before February 7, 2025, indicating the date (not later than May 8, 2025) on which the mediation is scheduled to occur; and (b) within seven days after the mediation, either (i) file a joint letter indicating that settlement was reached; or (ii) file a revised proposed case management plan and a revised joint letter required by the Court’s Notice of Initial Pretrial Conference. On February 7, 2025, the parties filed a joint letter notifying the Court that they had agreed to mediate before Greg Danilow of Phillips ADR Enterprises. The parties conducted the private mediation on April 29, 2025; however, the parties were unable to reach a settlement at the mediation. Pursuant to the parties’ so-ordered January 16 joint stipulation, on May 7, 2025, the parties filed a revised proposed case management plan and a revised joint letter in accordance with the Court’s Notice of Initial Pretrial Conference. On the same day, the Court endorsed the joint submission and ordered Plaintiff to file an amended complaint no later than June 2, 2025, and scheduled an initial pretrial conference for July 18, 2025.

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On June 2, 2025, Plaintiff and fifteen other alleged purchasers of the Syndeo machines (“Plaintiffs”) filed an amended complaint (the “Amended Complaint”) asserting: (1) violations of N.Y. G.B.L., § 349 (Count IV), the state consumer protection statute; (2) violations of N.Y. G.B.L., § 350 (Count V), the state’s false advertising statute; (3) breach of the implied warranty of merchantability (Count I); (4) breach of express and implied contract and class-wide rescission (Count II); and (5) breach of express warranty (Count III). The relief sought in the Amended Complaint included monetary damages allegedly suffered by Class Action Plaintiffs and other members of the putative class as a result of Class Action Defendants’ alleged violations and breaches, including a trebling of any money damages award for alleged violations of N.Y. G.B.L., § 349 and § 350. For Counts IV (violations of N.Y. G.B.L., § 349) and V (violations of N.Y. G.B.L., § 350), plaintiff Jennifer Skuratov d/b/a Spa Thirsty, Inc. (“Spa Thirsty”), sought certification of an alternative subclass of New York purchasers of Syndeo devices (the “Putative New York Subclass”). On June 23, 2025, Defendants moved to (i) dismiss Counts I, II, IV, and V in full; (ii) partially dismiss Count III to the extent it alleges design defects; (iii) dismiss all claims brought by plaintiff Spa Thirsty in full; (iv) dismiss all claims against BHC in full; and (v) dismiss Plaintiffs’ claim for injunctive relief. On December 22, 2025, the Court granted Defendants’ motion to dismiss in its entirety, except it denied Defendants’ request that the claims brought by plaintiff Spa Thirsty be dismissed with prejudice. Specifically, the Court dismissed (i) all of Plaintiffs’ claims against BHC; (ii) Plaintiffs’ claims for breach of the implied warranty of merchantability (Count I), breach of express and implied contract and class-wide rescission based on fraudulent inducement (Count II), and violations of N.Y. G.B.L. §§ 349 and 350 (Counts IV and V), and their request for injunctive relief; and (iii) the Class Action Plaintiffs’ claim for breach of express warranty (Count III) to the extent it arises out of alleged defects affirmatively identified as “design defects” in the amended complaint. In addition, the Court denied the Class Action Plaintiffs’ request for leave to amend as to all of the dismissed causes of action except for plaintiff Spa Thirsty’s claims pursuant to N.Y. G.B.L. §§ 349 and 350. The Court gave plaintiff Spa Thirsty until January 9, 2026 to move for leave to file a second amended complaint that addresses the deficiencies with plaintiff Spa Thirsty’s §§ 349 and 350 claims. Those deficiencies included plaintiff Spa Thirsty’s failure to allege that it “was aware of any of Defendants’ purportedly deceptive statements ‘before [it] purchased or came into possession’ of the Syndeo.”

On January 9, 2026, Class Action Plaintiffs filed a letter motion for leave to file a second amended complaint and for reconsideration of the Court’s dismissal of Plaintiffs’ claims for breach of express and implied contract and class-wide rescission based on fraudulent inducement (Count II). Class Action Plaintiffs appended a proposed second amended complaint (the “Second Amended Complaint”) to their letter motion. The Second Amended Complaint alleged that plaintiff Spa Thirsty purchased a Syndeo in reliance on representations made by Hydrafacial to plaintiff Spa Thirsty at an aesthetic conference in New York, including that Syndeo was “top of the line,” “hands free,” “had superior cleanliness,” “superior,” “a major upgrade,” “works great,” and “yielded ‘more than 15 uses per bottle of solution serum.” The Second Amended Complaint alleged that those representations were deceptive in violation of N.Y. G.B.L. §§ 349 and 350 because the Syndeo allegedly lacked attributes Hydrafacial had represented to plaintiff Spa Thirsty and did not yield the promised treatments per bottle of solution serum. On January 23, 2026, Hydrafacial filed its opposition to Class Action Plaintiffs’ letter motion. Hydrafacial argued that the Second Amended Complaint was futile because all of its alleged representations about the Syndeo were inactionable puffery, except for, arguably, the representation regarding the number of treatments per bottle of solution serum. For that representation, Hydrafacial argued that plaintiff Spa Thirsty did not allege that its Syndeo yielded fewer than 15 treatments per bottle and failed to allege other facts required to state §§ 349 and 350 claims. Hydrafacial also argued that Class Action Plaintiffs’ request for reconsideration of the dismissal of Count II should be denied as untimely.

On January 27, 2026, the Court issued an order granting Class Action Plaintiffs’ motion for leave to file the Second Amended Complaint but denied their request that the Court reconsider its order dismissing the claim for breach of contract in Count II of the Amended Complaint. Although the Court agreed with Hydrafacial that “many of the claims attributed to HydraFacial in the Second Amended Complaint are non-actionable puffery, the claim that the Syndeo ‘yielded more than 15 uses per bottle of serum’ is a verifiable statement of fact,” and the Court could “infer that plaintiff Spa Thirsty’s machine failed to yield the promised number of uses per bottle of serum …. From plaintiff Spa Thirsty’s allegation that its ‘machines run through serums faster than Defendant states it should.’” The Court denied reconsideration because Class Action Plaintiffs’ request was both untimely and “would fail on the merits,” as Class Action Plaintiffs “failed to allege the specific provisions of the contract upon which liability was predicated.” Pursuant to the Court’s order, Class Action Plaintiffs filed the Second Amended Complaint on January 29, 2026. As a result of the Court’s ruling, the only claims still pending before the Court in the Customer Class Action are (i) the Class Action Plaintiffs’ claim against Hydrafacial for breach of its express warranty against defects in materials and workmanship; and (ii) plaintiff Spa Thirsty’s claim, asserted on behalf of itself and the Putative New York Subclass against Hydrafacial, for alleged violations of N.Y. G.B.L., § 349 and § 350.

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On February 26, 2026, the parties jointly notified the Court that a settlement-in-principle had been reached and requested that all deadlines be stayed for sixty (60) days. On March 2, 2026, the Court ordered Class Action Plaintiffs to file the necessary motion papers for preliminary approval of the settlement on or before May 29, 2026, and canceled all other deadlines in the case.

The Company believes that the claims asserted in the Customer Class Action have no merit and it intends to vigorously defend them.

Consolidated Derivative Action

On February 8, 2024, a derivative complaint was filed in the Delaware Court of Chancery against the Company’s former President and Chief Executive Officer, Andrew Stanleick; its former Chief Financial Officer, Liyuan Woo, and current members of the Company’s Board of Directors: Brenton Saunders, Marla Beck, Michael Capellas, Julius Few, Desiree Gruber, Michelle Kerrick, Brian Miller, and Doug Schillinger, with the Company as the nominal defendant. The complaint, styled Margie Elstein, derivatively on behalf of The Beauty Health Company v. Brenton Saunders, Marla Beck, Michael Capellas, Julius Few, Desiree Gruber, Michelle Kerrick, Brian Miller, Doug Schillinger, Andrew Stanleick, and Liyuan Woo, C.A. No. 2024-0114-LWW (Del. Ch.) (the “Elstein Derivative Action”), asserts a single claim for breach of fiduciary duty against the individual defendants based on the alleged disclosure of knowingly false information and/or the alleged failure to respond to red flags relating to Hydrafacial’s business, operations, and prospects, specifically with respect to the performance of and demand for the Syndeo 1.0 and 2.0 devices. The plaintiff-stockholder further maintains that no demand was made upon the Company’s Board of Directors prior to the initiation of the Elstein Derivative Action based on allegations that a majority of the Board of Directors was not disinterested or independent with respect to the fiduciary duty claim, such that demand should be excused as futile. The relief sought in the complaint includes a finding of demand futility, a finding that the individual defendants are liable for breaching their fiduciary duties (as current/former officers and directors), and an award of compensatory damages for harm suffered by the Company and its stockholders for harm allegedly sustained as a result of the alleged fiduciary duty violation.

On May 1, 2024, a derivative complaint was filed in the Delaware Court of Chancery against the Company’s former President and Chief Executive Officer, Andrew Stanleick; its former Chief Financial Officer, Liyuan Woo, and current members of the Company’s Board of Directors: Brent Saunders, Marla Beck, Michael Capellas, Julius Few, Desiree Gruber, Michelle Kerrick, Brian Miller, and Doug Schillinger, with the Company as the nominal defendant. The complaint, styled Richard Montague, derivatively on behalf of The Beauty Health Company v. Andrew Stanleick, Liyuan Woo, Brent Saunders, Marla Beck, Michael Capellas, Julius Few, Desiree Gruber, Michelle Kerrick, Brian Miller, and Doug Schillinger, C.A. No. 2024-0463-LWW (Del. Ch.) (the “Montague Derivative Action”), asserts claims for (i) breach of fiduciary duty, (ii) gross mismanagement, (iii) waste of corporate assets, (iv) unjust enrichment, and (v) aiding and abetting against the individual defendants based on allegations that the individual defendants made materially false and/or misleading statements, as well as failing to disclose material adverse facts about the Company’s business, operations, and prospects, specifically relating to the Syndeo 1.0 and 2.0 devices. The relief sought in the Montague Derivative Action includes (a) awarding damages for harm suffered by the Company allegedly sustained as a result of the individual defendants’ alleged breach of fiduciary duties, gross mismanagement, waste of corporate assets, and unjust enrichment, (b) awarding damages for harm suffered by the Company allegedly sustained as a result of the Company’s directors’ alleged aiding and abetting of breaching their fiduciary duties, (c) directing the Company to reform and improve its corporate governance and internal procedures, to comply with its existing governance obligations and all applicable laws, and to protect its investors from a recurrence of the alleged damaging events, and (d) awarding the plaintiff-stockholder the costs and disbursements of the Montague Derivative Action, including reasonable attorneys’ fees, accountants’ and experts’ fees, costs, and expenses.

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On May 22, 2024, the parties to the Elstein Derivative Action and Montague Derivative Action submitted a Stipulation and Proposed Order Governing Consolidation, Appointment of Lead, and Deadline to Respond to Operative Complaint. On May 24, 2024, Vice Chancellor Will, who was assigned to both the Elstein Derivative Action and the Montague Derivative Action, entered the Stipulation and Order Governing Consolidation, Appointment of Lead, and Deadline to Respond to Operative Complaint (the “Consolidation Order”). Per the Consolidation Order, the Elstein Derivative Action and the Montague Derivative Action were consolidated into a single derivative action, styled In re The Beauty Health Company Consolidated Stockholder Derivative Litigation, C.A. No. 2024-0114-LWW (Del. Ch.) (the “Consolidated Derivative Action”). The Consolidation Order designated the law firms of Gainey McKenna & Egleston and Komlossy Law, P.A. as co-lead counsel for plaintiffs in the Consolidated Derivative Action, and designated the law firm of Cooch and Taylor, P.A. as Delaware counsel for plaintiffs in the Consolidated Derivative Action. Additionally, the Consolidation Order designated the complaint filed in the Elstein Derivative Action as the operative complaint for the Consolidated Derivative Action, further providing that defendants are not obligated to answer or otherwise respond to the complaint filed in the Montague Derivative Action. The Consolidation Order further provided that defendants shall answer or otherwise respond to the complaint filed in the Elstein Derivative Action by August 25, 2024. This response deadline was subsequently vacated, prior to plaintiffs’ filing, on September 9, 2024, of their Verified Consolidated Amended Stockholder Derivative Complaint (the “Operative Complaint”). On September 16, 2024, defendants filed their Motion to Dismiss the Operative Complaint, or Alternatively, Stay the Proceedings (the “Motion to Dismiss”). Defendants filed their opening brief in support of their Motion to Dismiss and stay on February 28, 2025. Pursuant to a scheduling order entered by the court, Plaintiffs’ answering brief was filed on May 2, 2025, and Defendants’ reply brief was filed on June 3, 2025. The parties held a mediation on November 4, 2025 and reached agreement on terms of a mutually agreeable resolution. As set forth in the operative Stipulation of Settlement, which was submitted on February 20, 2026, Defendants have agreed to implement and maintain certain corporate governance reforms as a condition of the settlement, subject to the Court of Chancery’s approval of the proposed settlement. A hearing on the fairness of the settlement is currently scheduled to take place on May 13, 2026 before Vice Chancellor Will.

Securities and Exchange Commission Subpoena

On January 11, 2024, the Company was informed that the SEC is conducting a formal investigation of the Company related to, among other things, the allegations brought against the Company in the Securities Class Action lawsuit. The Company has subsequently received subpoenas from the SEC for the production of documents and information related to its investigation. The Company is in the process of responding to the subpoenas and intends to fully cooperate with the SEC investigation. We cannot predict the duration, scope, or outcome of this matter at this time.

Sientra Bankruptcy

On February 12, 2024, Sientra, along with its three affiliates, filed a voluntary petition under chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware. Prior to joining the Company, Mr. Menezes served as a director, President and Chief Executive Officer of Sientra from November 2020 through June 2024. This information is included in this Proxy Statement pursuant to Item 7(b) of Regulation 14A of the SEC’s proxy rules, which requires the description of the filing of a petition in bankruptcy during the past five years by any corporation of which an officer of the Company was an executive officer within two years before the time of such filing.

Role of the Board in Risk Oversight

Our Board oversees, with management, the various risks we face. Our Board and management consider risks in all facets of the Company, our business strategy and our overall business.

Our Board dedicates a portion of one meeting each year to evaluating and discussing risk, risk mitigation strategies and the Company’s internal control environment. At this meeting, our Board considers an enterprise risk management analysis. Topics examined in the enterprise risk management analysis include, but are not limited to, strategic, operational, financial and compliance risks. Our Board’s risk oversight also includes an annual review of our strategic plan. Because overseeing risk is an ongoing process and inherent in our strategic decisions, our Board also receives input from senior management and considers risk at other times in the context of specific proposed actions.

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In addition to our Board’s risk oversight responsibility, the Board’s committees are also charged with overseeing risks within their areas of responsibility and reviewing with the Board significant risks identified by management and management’s response to those risks. For example, our Audit Committee provides oversight to legal and compliance matters and assesses the adequacy of our risk-related internal controls. Our Compensation Committee considers risk and structures our executive compensation programs, if any, to provide incentives to appropriately reward executives for growth without undue risk taking. In addition, our Nominating and Corporate Governance Committee assesses risks relating to our corporate governance practices and the independence of our Board.

While our Board is actively involved in overseeing our risk management process, management is responsible for assessing and managing risk on a day to-day basis. Our Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Certain departments, such as accounting, finance, legal, regulatory compliance, and individuals within other departments, focus on specific risks associated with different aspects of our business, from regulatory, environmental, and financial risks to commercial and strategic risks. Senior members of management responsible for risk management report regularly to the appropriate Board committee or the Board, as appropriate. Our Board believes its administration of its risk oversight function has not negatively affected our Board’s leadership structure.

Cybersecurity Governance

Our Board of Directors considers cybersecurity risk as part of its risk oversight function and has delegated to the Audit Committee oversight of cybersecurity and other information technology risks. The Audit Committee oversees management’s implementation of our cybersecurity program.

Management participates in discussions and updates the Audit Committee, as necessary, regarding any material cybersecurity incident as well as incidents with lesser potential impact. The Audit Committee reports to the full Board of Directors regarding its activities, including those related to cybersecurity. The full Board of Directors also receives briefings from management on our cyber risk program on an as-needed basis. Members of our Board of Directors receive presentations on cybersecurity topics from our Chief Information Security Officer, internal staff, or external experts as part of the Board of Directors’ continuing education on topics that impact public companies.

Our management team is responsible for assessing and managing our material risks from cybersecurity threats. The team (and team personnel who support our information security program) has primary responsibility for our overall cybersecurity program and supervises both our internal cybersecurity personnel and our retained external cybersecurity third party vendors and consultants. In addition, our team supervises efforts to prevent, detect, mitigate, and remediate cybersecurity risks and incidents through various means, which may include briefings from internal personnel, threat intelligence and other information obtained from governmental, public or private sources, including external vendors and consultants engaged by us, and alerts and reports produced by security tools deployed in the IT environment. The team is led by our Vice President of Technology, who also currently serves as our Chief Information and Security Officer, and has over 25 years of industry experience leading IT for organizations of similar size. Team personnel who support our information security program have relevant educational and industry experience, including holding similar positions at previous large companies and government entities.

Environmental, Social and Governance Matters

We are committed to maintaining a strong sense of good corporate citizenship that places a high value on the welfare of our employees, the communities in which we operate, and the world as a whole. Highlights of each of these values are set forth below. These values are reflective of our commitment to Environmental, Social, and Governance (“ESG”) matters and are fundamentally embedded in our operations and culture. We believe effectively prioritizing and managing our ESG topics will create long-term value for our stakeholders, including our providers, consumers, suppliers, and partners, which in turn will create long-term value for our stockholders. We also believe that transparently disclosing the goals and relevant metrics related to our ESG topics will allow our stakeholders to be informed about our progress.

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Environmental Matters

We participate in a recycling program through our local waste management facility to divert all recyclable materials – bottles, cans, plastics, paper, and cardboard – from landfills. Our facilities provide for recycling, and our electronic waste is sent to locally approved e-waste recycling centers.

Social

Data Privacy and Security

We recognize that protecting personal data and ensuring data privacy measures are integral to both our social responsibility and our long-term success. To that end, we have implemented policies and procedures designed to uphold consumer privacy and safeguard the data we collect. Our brands’ websites include an accessible privacy policy that explains:

•	Data Collection and Usage: How each brand obtains, processes, and uses personal information in the course of delivering our products and services.

•	Data Disclosure: The limited circumstances under which each brand shares information with third parties.

•	Data Subject Rights: How individuals can opt out, access, update, or delete their information, enhancing transparency and consumer control.

In recognition of the importance of data protection, including cybersecurity, we have implemented measures intended to safeguard the security, confidentiality, and privacy of our systems and information assets. These measures encompass both organizational and technical controls, and include ongoing training programs to ensure that all employees understand their roles and responsibilities regarding data protection.

By striving to maintain high standards of data privacy and security, we aim to not only fulfill our regulatory obligations, but to also uphold our commitment to social responsibility. We believe this approach helps reinforce trust in our brand and aligns with our broader goal of contributing positively to the communities we serve.

Human Rights

We endorse and respect the goals and principles of the United Nations (“UN”) Universal Declaration of Human Rights and the International Labor Organization Declaration on Fundamental Principles and Rights at Work.

This includes everyone’s right to life and liberty, the protection of law, and freedom from slavery and torture – within our operations and business relationships. We also seek to apply relevant sections of the UN Guiding Principles on Business and Human Rights.

While government authorities have the primary responsibility for protecting human rights, we believe we have a duty to respect the human, cultural, and legal rights of individuals and communities, and to avoid adverse human rights impacts through our own activities. This responsibility includes the fair treatment and meaningful involvement of all people, regardless of race, ethnicity, color, gender, gender identity, national origin, religion, sexual orientation or income level. In addition, we adhere to and comply with all local and national regulations in our operating areas and aim to respect the rights of all people within our spheres of influence.

Our commitment to many of these rights is articulated in our Code of Business Conduct and Ethics and other company policies. Our Code of Business Conduct and Ethics and related policies prohibit workplace harassment, violence or discrimination. These policies apply to our employee recruitment, training, development, compensation, performance management and benefits at the Company.

We also identify and proactively engage with stakeholders within or adjacent to our operations regarding potential risks, including human rights risks, and our response plans. Additionally, we are committed to ensuring that slavery, human trafficking, and other human rights violations do not exist in our supply chain or in any part of our business.

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Governance

Business Ethics

We have placed the highest emphasis on conducting our business with honesty and integrity. The highest ethical standards are expected of management and employees alike, and we continuously strive to create a corporate culture of honesty, integrity, and trust. Throughout our operations and in our dealings with our stakeholders, we endeavor to engender the confidence that our conduct is beyond reproach.

The policies we have developed are intended to:

•	Offer guidance in understanding our policies, interpreting laws, and handling company-related issues and situations;

•	Foster clear, ethical behaviors and conduct to create an atmosphere of respect, trust, cooperation, and collaboration throughout the Company and our activities; and

•	Provide clear and well-defined procedures by which our employees can easily obtain information, ask questions, and, if necessary, report any suspected violations of any of our business ethics policies.

In addition to abiding by all applicable laws, all management and employees are required to comply fully with our Code of Business Conduct and Ethics which sets forth the Company’s values, business culture, and practices.

A copy of our Code of Business Conduct and Ethics may be found on our website: www.skinhealthsystems.com under the heading “Governance”, and then “Documents & Charters”.

Corporate Governance

We are committed to ensuring strong corporate governance practices on behalf of our stockholders and other stakeholders. We believe strong corporate governance provides the foundation for financial integrity and stockholder confidence. Our Board of Directors is responsible for the oversight of risks facing the Company, and our management is responsible for the day-to-day management of risk. Our Board of Directors, as a whole, oversees our strategic and business risk, including risks related to financial reporting, compensation practices, ESG, and product developments.

Insider Trading Policy

We adopted an insider trading policy (the “Insider Trading Policy”) governing the purchase, sale and other dispositions of the Company’s securities by its directors, officers, employees and contractors that the Company believes is reasonably designed to promote compliance with insider trading laws, rules and regulations and the applicable Nasdaq listing standards. Our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K filed with the SEC on March 12, 2026.

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Human Capital Resources

Employees

We have built a team of industry professionals focused on beauty health. As of December 31, 2025, we employed 613 employees, of whom approximately 80% were salaried, with the remainder being compensated on an hourly basis. Set forth below is the geographic makeup of our workforce:

Geographic Location	Number of Employees	% of Total Workforce
United States of America (1)	414	67%
Asia-Pacific	30	5%
Europe, Middle East, and Africa	128	21%
Canada & Latin America	41	7%
Total	613	100%

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(1)	As of December 31, 2025, 187 of these employees were based in our Long Beach, California headquarters.

None of our employees are represented by a labor organization or are a party to any collective bargaining arrangement. We believe we continue to maintain strong employee relations, which is consistent with employee feedback we received in prior years and reinforced through ongoing employee interactions and communication channels.

Talent Attraction and Development

Hiring, retaining, and developing the best talent globally is key to our success in sustaining long-term growth.

We employ targeted marketing practices through our careers website, which personalizes a user’s experience based on jobseeker location and searching behavior. Jobseekers can also apply for roles from anywhere using any device.

Our talent strategy is focused on employee engagement and investments in career development, as well as measuring, recognizing, and rewarding performance. Our investments include providing programs to ensure our employees are equipped with the right skillsets and knowledge, as well as providing opportunities to transfer to other functions or regions through short-term and long-term assignments. For instance, we provide eligible employees with a 3-5 day training program that informs and educates our employees about our business model, marketing strategies, and other related topics about our business operations. We believe these programs and opportunities create a pipeline of talent and leadership among our employees, while fostering a sense of shared ownership necessary to drive and deliver on our long-term strategy.

To enhance our culture and measure our human capital objectives, we regularly engage with our employees. We provide several mechanisms for our employees to provide their feedback, including direct discussions with managers, employee surveys, interactive town hall meetings, and team offsite meetings. Based on our review of employee feedback, we develop action plans and implement them to enhance employee satisfaction and to ensure alignment with our overall human capital strategy.

Workplace Practices and Policies

The Company is an equal opportunity employer committed to inclusion and diversity and to providing a workplace free of harassment and discrimination.

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Diversity and Inclusion

As a beauty health company, we believe that it is important for our workforce to reflect the diversity of our consumers and be representative of the society in which we live. We firmly believe an inclusive work environment is essential for a successful and thriving business and enables us to better understand our consumers, drive innovation, and stimulate creativity. We recognize the importance of all types of diversity at leadership levels and throughout our organization.

Our objective in creating an environment of inclusion is to enhance our ability to attract and retain the best talent globally and promote a sense of belonging. We continuously encourage a culture of fairness, equal access to opportunities, including positions of leadership, and transparency in employment matters. We have enhanced our strategy in many areas including hiring, employee engagement, development, and talent management to further support diversity and inclusion across our organization. For instance, we have identified several priorities designed to guide our efforts in this matter such as creating an environment where every employee feels included and valued for who they are, and promoting equal opportunity in recruitment, hiring, training, development, and advancement across our organization.

As of December 31, 2025, a breakdown of our workforce is as follows:

Employee Population	Race/Ethnicity		Gender
	% Minority (1)	% White	% Female	% Male
U.S. Workforce	53%	47%	64%	36%
U.S. Managers & Above	43%	57%	60%	40%
U.S. Officers	29%	71%	43%	57%

_________________

(1)	In the United States, 53% of employees identified as Black or African American, Hispanic or Latino, American Indian, Alaska Native, Asian American, Native Hawaiian, or other Pacific Islander.

Compensation and Benefits

Consistent with our core values, our “Total Rewards” programs take care of our employees by offering competitive compensation and flexible, comprehensive benefits programs designed to attract, motivate, and retain world-class talent.

We continuously review and ensure our compensation packages are competitive across all markets in which we operate. For instance, in addition to base pay (which is based on specific circumstances, including role and experience, geographic location, and performance), we offer annual cash performance-based incentives and equity-based long-term incentive awards for eligible employees.

Our robust benefit programs, which vary by country, include basic and supplemental health and insurance benefits, health savings and flexible spending accounts, access to a personal health advocate, family leave, life and disability insurance, employee assistance programs, physical, mental and financial well-being programs, retirement savings plans, and pet insurance, to name a few.

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Workplace Health and Safety

Maintenance of a safe, healthy work environment is a basic policy of our Company. The backbone of our Safety & Health program is the accountability of line management, who are informed and guided by supporting staff. Our policy is to maintain the safety and healthfulness of the workplace for all employees, contractors, and visitors to reduce the probability and magnitude of injuries, illnesses, and financial loss.

Our program requirements and statement of basic policy represent the essential elements of our Safety & Health program. These requirements define minimum standards that apply, in a program and physical sense, to every employee and every workplace in which our people are employed. These requirements establish a frame of reference for assessing our progress in achieving important program objectives. Such progress will be monitored, but with the understanding that, in some of our facilities, subject to the influence of prevailing local practices and limited capabilities, certain requirements represent longer-range commitments that cannot be fully implemented in the short term.

Changes and additions to the program requirements will take place as needed through legal consultation to ensure the maintenance of a Safety & Health program that reflects the commitment and best interests of all at the Company. The establishment and maintenance of a safe environment is the shared responsibility between the employer and employees at all levels of the organization. To this end, every reasonable effort will be made in achieving the goal of accident prevention and health preservation.

The Company has developed and implemented a comprehensive Injury and Illness Prevention Program. The goal of this program is to protect employees, agency employees, contractors, and visitors by providing an active safety program for the prevention of injuries, accidents, and illnesses. The Company has a designated environmental, health, and safety (“EHS”) department to provide a clear focal point for the safety program. The EHS department has appointed “Department Safety Coordinators” to implement and maintain the program at each location. The Department Safety Coordinators are the Department Heads of the Company and are an integral part of the Safety Awareness Team.

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2025 DIRECTOR COMPENSATION

Each of our non-employee directors receives an annual fee payable in cash. In addition, so that our non-employee directors have an ownership interest aligned with our stockholders, each non-employee director also receives an annual grant of restricted stock units (“RSUs”). Members of our Board committees receive an additional annual fee for each committee on which they serve. We also reimburse our directors for reasonable costs related to travel expenses and other out-of-pocket costs incurred in connection with attendance at Board meetings. On an annual basis, the Compensation Committee reviews the compensation of our non-employee directors with our independent compensation consultant and makes recommendations to the Board with respect to any changes. Our non-employee director compensation program was last reviewed in April 2026.

Our Director compensation program is summarized in the table below.

Annual Cash Retainer	$45,000
Annual Equity Grant
Restricted stock units (target value)(1)	$150,000
Vesting Schedule	One-year
Cash Fee for Committee Members
Non-Executive Chairman	$100,000
Audit Committee Member	$10,000
Compensation Committee Member	$7,500
Nominating and Corporate Governance Committee Member	$5,000
Cash Fee for Committee Chairs
Audit Committee Chair	$20,000
Compensation Committee Chair	$15,000
Nominating and Corporate Governance Committee Chair	$10,000

_________________

(1)	Each non-employee director would typically receive an annual equity award in the form of RSUs that have a target grant date value equal to $150,000 (the “Standard RSU Target Value”). However, for 2025, the Compensation Committee has determined that each non-employee director shall receive an annual equity award in the form of RSUs with a target grant date value equal to 25% less than the Standard RSU Target Value ($112,500) in order to compensate each non-employee director appropriately taking into consideration the price per share of the Company’s Class A Common Stock. For 2026, the Compensation Committee determined to maintain the 25% reduction and to deliver that portion of director compensation in the form of a cash retainer to help manage shareholder dilution.

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The following table provides compensation information for fiscal year 2025 for each non-employee member of our Board of Directors. Employee directors do not receive any separate compensation for their Board activities. Pedro Malha, our President and Chief Executive Officer, does not receive additional compensation for his services as a director and his compensation and equity awards for services as President and Chief Executive Officer are reflected in the Summary Compensation Table and accompanying tables in the “Executive Compensation” section of this Proxy Statement and are not reflected in the tables immediately below. Amounts and/or percentages may not foot due to rounding.

Name	Fees Earned or Paid in Cash ($) (1)	Deferred Compensation ($)(2)	Stock Awards ($) (3)		Total ($)
Brenton L. Saunders (4)	145,000	0	112,500		257,500
Stephen J. Fanning (4)	62,500	0	112,500		175,000
Desiree Gruber (4)	52,500	0	112,500		165,000
Michelle Kerrick (4)	70,000	0	112,500		182,500
Brian Miller (4)	57,500	0	112,500		170,000
Philippe Schaison, PharmaD (4)	9,844	0	75,000	(5)	84,844
Douglas Schillinger (4)	70,000	89,825	112,500		272,325

_________________

(1)	Director cash fees under the program are payable in arrears in four equal quarterly installments.

(2)	Represents amounts previously deferred under the Deferred Compensation Plan (as defined below) that has been paid out upon termination of the plan in December 2025.

(3)	The number of RSUs granted was determined by dividing the grant date value of the award by $1.54, the closing price of the Company’s Class A Common Stock on June 16, 2025. The RSUs vest on the earlier of the one-year anniversary of the grant date and the next annual meeting of stockholders to occur following the grant date, subject to the director’s continuous service and further subject to full accelerated vesting upon a change in control of the Company or the applicable director’s termination of service due to death or disability. If the director’s continuous service terminates for any other reason prior to the applicable vesting date, the RSUs shall automatically be forfeited for no consideration. Directors who are elected or appointed to the Board on a date other than the date of any annual meeting of stockholders may receive a pro-rated annual RSU award in connection with his or her commencement of service on the Board. The dollar value of RSU awards granted during 2025 were computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 (“ASC Topic 718”), rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all RSUs and option awards made to our directors in Note 12 to the consolidated financial statements included in our Annual Report.

(4)	The aggregate numbers of unvested RSU awards held as of December 31, 2025 by each non-employee director was 495,998.

(5)	Dr. Schaison was appointed to the Board effective as of October 30, 2025. The dollar value of RSU awards granted to Dr. Schaison represent a pro-rated annual RSU award in connection with his commencement of service on the Board. The number of RSUs granted was determined by dividing the grant date value of the RSU award by $1.30, the closing price of the Company’s Class A Common Stock on November 13, 2025.

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Non-Employee Director Deferral Plan

The Company previously adopted a Non-Qualified Deferred Compensation Plan (the “Deferred Compensation Plan”) on March 1, 2022 for Directors to attract and retain non-employee members of the Board of Directors of the Company by providing them with an opportunity to defer receipt of a portion of their RSUs and other specified compensation. Equity-based compensation deferrals are credited in the form of units with each unit equal in value to one share of the Company’s Class A Common Stock, based on the units awarded to the participant under the terms of the Company’s equity compensation plan. Each unit is paid in the form of one share of the Company’s Class A Common Stock. A participant may not allocate units to another investment option under the Deferred Compensation Plan. A participant may not allocate cash deferrals into units of the Company’s Class A Common Stock. The Deferred Compensation Plan is intended to meet the requirements of Code Section 409A and shall be operated and interpreted consistent with that intent.

On December 14, 2023, the Board of Directors authorized and approved to terminate the Deferred Compensation Plan, and the plan was terminated in December 2025. At the time of termination, one non-employee director was a participant in the Deferred Compensation Plan. Upon termination, the director’s account balance was paid in full in accordance with the terms of the Deferred Compensation Plan. Following this payment, no amounts remained outstanding under the Deferred Compensation Plan.

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PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm retained to audit the Company’s financial statements. Our Audit Committee has selected Deloitte to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2026. As a matter of good corporate governance, we are asking the stockholders to ratify the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Stockholders are not required to ratify the appointment of Deloitte as our independent registered public accounting firm. If stockholders fail to ratify the appointment, the Audit Committee will consider whether or not to retain Deloitte. Even if the appointment is ratified, the Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Deloitte has served as our auditor since 2020. A representative of Deloitte is expected to be present virtually at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following table sets forth the aggregate fees billed by Deloitte for the fiscal years ended December 31, 2025 and December 31, 2024:

	2025	2024
Audit Fees (1)	$2,390,000	$2,818,674
Audit-Related Fees (2)	–	–
Tax Fees	687,796	720,770
Other Fees (3)	–	–
Total Fees	$3,077,796	$3,539,444

_________________

(1)	Represents fees for audit services associated with the annual audits for the years ended December 31, 2025 and 2024, and the quarterly reviews of the financial statements included in our Quarterly Reports on Form 10-Q in 2025 and 2024.

(2)	Represents fees for audit services not associated with the annual audit or quarterly reviews, including services such as accounting consultations and audits of employee benefit plans.

(3)	Represents fees for non-audit related services, including services such as environmental and social matters assurance services.

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Pre-Approval Policies

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services rendered by Deloitte, our independent registered public accounting firm. The Audit Committee pre-approves specified services in defined categories of audit services, audit-related services and tax services up to specified amounts, as part of the Audit Committee’s approval of the scope of the engagement of Deloitte or on an individual case-by-case basis before Deloitte is engaged to provide a service. The Audit Committee has determined that the rendering of non-audit services by Deloitte is compatible with maintaining the principal accountant’s independence. All of the fees earned by Deloitte described above were attributable to services pre-approved by the Audit Committee, with audit fees, audit-related fees, tax fees, and other fees making up 77.7%, 0%, 22.3% and 0%, respectively, of our total fees. Of the time expended by the Company’s independent registered public accounting firm to audit the Company’s financial statements for the calendar year ended December 31, 2025, less than 50% of such time involved work performed by persons other than the independent registered public accounting firm’s full time, permanent employees.

Vote Required

If a quorum is present, the selection of Deloitte as our independent registered public accounting firm will be ratified if we receive the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have no effect on the outcome of this proposal. We do not expect broker non-votes to occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on this proposal under stock exchange rules without specific instructions from the beneficial owner of such shares.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends that the stockholders vote FOR the ratification of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

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AUDIT COMMITTEE REPORT

Our Audit Committee currently consists of four directors: Michelle Kerrick (Chair), Doug Schillinger, Kenneth Tripp, and Stephen J. Fanning are each, in the judgment of the Board of Directors, an independent director. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors. A copy of the charter is available on the investor relations section of our website located at www.skinhealthsystems.com under the heading “Governance”, and then “Documents & Charters”.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. The Audit Committee is responsible for retaining our independent registered public accounting firm, evaluating its independence, qualifications and performance, and approving in advance the engagement of the independent registered public accounting firm for all audit and non-audit services. The Audit Committee’s specific responsibilities are set forth in its charter. The Audit Committee reviews its charter at least annually.

Management has the primary responsibility for the financial statements and the financial reporting process, including internal control systems and procedures designed to ensure compliance with applicable laws and regulations. Our independent registered public accounting firm, Deloitte & Touche LLP, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements. The Audit Committee has also discussed with Deloitte & Touche LLP all matters that the independent registered public accounting firm was required to communicate and discuss with the Audit Committee, including the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee has met with the independent registered public accounting firm, with and without management present, to discuss the overall scope of the independent registered public accounting firm’s audit, the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of our financial reporting.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the Company’s audited financial statements be included in our Annual Report.

AUDIT COMMITTEE

Michelle Kerrick (Chair)

Doug Schillinger

Stephen J. Fanning

Kenneth Tripp

Members of the Audit Committee

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EXECUTIVE OFFICERS

Below is biographical information for each of our current executive officers as of the date of this Proxy Statement, other than Pedro Malha (whose biographical information is included under “Proposal 1: Election of Nine Directors” on page 7. Each of these executive officers serve at the discretion of the Board of Directors and the Chief Executive Officer. There are no arrangements or understandings between any executive officer and any other person pursuant to which the individual was selected to be named as an executive officer.

Name	Age	Position
Pedro Malha	54	Chief Executive Officer
Michael Monahan	53	Chief Financial Officer
Ron Menezes	63	Chief Revenue Officer
Sheri Lewis	60	Chief Operations, Quality and Technology Officer

Michael Monahan has served as the Company’s Chief Financial Officer since August 10, 2023. Prior to his appointment, Mr. Monahan served as the Chief Financial Officer for Casper Sleep Inc., a publicly-traded sleep products company that was formerly listed on the New York Stock Exchange, from August 2020 to July 2022. From June 2019 to October 2019, Mr. Monahan served as the Chief Financial Officer for HEXO Corp., a publicly-traded consumer packaged goods company formerly listed on the New York Stock Exchange and the Toronto Stock Exchange. From May 2013 to June 2019, Mr. Monahan served as the Chief Financial Officer of Nutrisystem, Inc., a publicly-traded weight management products company formerly listed on The Nasdaq Stock Market LLC. From January 2009 to May 2013, Mr. Monahan served as the Chief Financial Officer of PetroChoice Holdings, Inc., a distributor of industrial, commercial and passenger car lubricants. Mr. Monahan received his B.A. from Villanova University, and received his M.B.A. from the University of Chicago.

Ron Menezes has served as the Company’s Chief Revenue Officer since October 15, 2024. Prior to his appointment, Mr. Menezes served as a director, President and Chief Executive Officer of Sientra, Inc. (“Sientra”), a publicly traded medical aesthetic products company that was formerly listed on Nasdaq, from November 2020 through June 2024. Prior to joining Sientra, Mr. Menezes served as President and General Manager for Almirall U.S. - Dermatology from August 2017 until November 2020. Prior to joining Almirall, Mr. Menezes served as Vice President of Sales and Operations of Assertio Therapeutics, Inc. (formerly Depomed Inc.), a specialty pharmaceutical company, from 2016 until August 2017. Formerly, Mr. Menezes served in a series of leadership roles at Allergan plc, Abbott Laboratories, Astellas Pharma Inc., Pfizer Inc. and Eli, Lilly and Co. Mr. Menezes also serves as a director of Diverse Biotech, Inc., a company specializing in oncology drug discovery. Mr. Menezes holds a B.S. in International Business from Brigham Young University.

Sheri Lewis has served as the Company’s Chief Operations, Quality and Technology Officer since April 9, 2024. Prior to her appointment, Ms. Lewis established herself as an industry leader in the areas of global supply chain and manufacturing operations. From January 2021 to April 2024, Ms. Lewis was the EVP of global supply chain operations at Avantor, Inc., where she served on the executive committee and led Avantor’s global integrated supply chain strategy and operational performance with oversight of over 3,500 associates. From September 2009 to December 2020, Ms. Lewis served in various positions at Medtronic, most recently as VP of global operations, responsible for 32 global manufacturing sites, 19,000 people, and the end-to-end value stream. Earlier, Ms. Lewis held positions of increasing responsibility at Honeywell, including VP of materials management, planning and procurement, and at Fabrico, where she was general manager. Ms. Lewis holds a Bachelor of Arts degree in organization management from Concordia University, and is the recipient of a number of awards, including Global Operations and Business Services Leader of the Year.

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PROPOSAL 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS SET FORTH IN THE “EXECUTIVE COMPENSATION” SECTION OF THIS PROXY STATEMENT.

Section 14A of the Exchange Act requires us to hold a separate non-binding advisory stockholder vote to approve the compensation paid to our named executive officers (a “say-on-pay” vote).

Our stockholders have the opportunity to vote to approve on a non-binding, advisory basis, the compensation paid to our named executive officers (the “NEOs”) as disclosed in the “Compensation Discussion and Analysis” (the “CD&A”) and “Executive Compensation” sections of this Proxy Statement that follow, as required by Section 14A of the Exchange Act. This “say-on-pay” vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the CD&A and the compensation tables and narrative included in the Executive Compensation section of this Proxy Statement.

At our 2022 annual meeting of stockholders, we held an advisory (non-binding) vote to determine the frequency of future say-on-pay votes. Based on the voting results for this proposal at the 2022 annual meeting of stockholders, the Board determined that the say-on-pay vote would be conducted annually until the next advisory vote is held to determine the frequency of the say-on-pay vote, which will occur no later than our 2028 annual meeting of stockholders.

We believe that our CD&A and other compensation disclosures included in this Proxy Statement evidence a sound and prudent compensation philosophy and set of policies and practices, and that our compensation decisions are consistent with our “pay-for-performance” philosophy and related policies and practices. We also believe that our compensation programs effectively align the interests of our executive officers with those of our stockholders by tying a significant portion of our executives’ compensation to the Company’s performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executives critical to our long-term success.

For the foregoing reasons, we are asking our stockholders to indicate their approval, on an advisory basis, of the compensation paid to our NEOs as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the CD&A and the compensation tables and narrative included in the Executive Compensation section of this Proxy Statement by voting in favor of the following resolution. While this vote is non-binding, we value the opinions of our stockholders and will consider the outcome of the vote when making future decisions concerning executive compensation.

RESOLVED, that the compensation paid to the named executive officers of SkinHealth Systems Inc., as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules, which disclosure includes the Compensation Discussion and Analysis, the compensation tables and narrative included in the Executive Compensation section of this Proxy Statement, is hereby approved.

Vote Required

If a quorum is present, the compensation of our NEOs will be approved, on an advisory basis, if we receive the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Because your vote is advisory, it will not be binding on the Company, our Board or our Compensation Committee. However, the Board and the Compensation Committee will consider the outcome of the vote when making future decisions regarding the compensation of our NEOs.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends that the stockholders vote FOR the approval, on an advisory basis, of the compensation of our NEOs as disclosed in this Proxy Statement.

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COMPENSATION DISCUSSION AND ANALYSIS

General

In this CD&A section, we provide an overview and analysis of the compensation awarded to or earned by our NEOs identified in the Summary Compensation Table below during fiscal 2025, including the elements of our compensation program for NEOs, material compensation decisions made under that program for fiscal 2025, and the material factors considered in making those decisions. For 2025, our NEOs include the four current executive officers and one former executive officer named below and in the executive compensation tables of this Proxy Statement. See the “Executive Officers” section above for more information regarding our NEOs biographies. For 2025, our NEOs are as follows:

•	Pedro Malha, President, Chief Executive Officer and Director;(1)

•	Michael Monahan, Chief Financial Officer;(2)

•	Sheri Lewis, Chief Operations, Quality and Technology Officer;(3)

•	Ron Menezes, Chief Revenue Officer; and(4)

•	Marla Beck, former President, Chief Executive Officer and Director.(5)

_______________

(1)	Mr. Malha was appointed as our President, Chief Executive Officer and director effective as of October 1, 2025.

(2)	Mr. Monahan commenced employment as our Chief Financial Officer on August 10, 2023.

(3)	Ms. Lewis commenced employment as our Chief Operations, Quality and Technology Officer on April 9, 2024, but the Board designated Ms. Lewis as an executive officer (as defined under Rule 3b-7 promulgated under the Exchange Act) on February 25, 2025, due to the increase in the scope of her duties.

(4)	Mr. Menezes commenced employment as our Chief Revenue Officer on October 15, 2024, but the Board designated Mr. Menezes as an executive officer (as defined under Rule 3b-7 promulgated under the Exchange Act) on February 25, 2025, due to the increase in the scope of his duties.

(5)	Ms. Beck served as our President and Chief Executive Officer from April 8, 2024 to September 30, 2025. Prior to that, she served as our Interim Chief Executive Officer from November 20, 2023 to April 8, 2024. Ms. Beck was terminated without cause from her position as Chief Executive Officer, President and director effective as of September 30, 2025. She remained with the Company in an advisory role until December 31, 2025.

Executive Summary

Executive Compensation Outcomes Have Aligned with Company Performance and Shareholder Experience:

•	Annual cash incentive payouts have varied with performance, averaging 62% of target over the past three years (38% for 2023, 7% for 2024, and 140% for 2025).

•	TSR PSUs were not earned (0% of target) for the three most recent completed performance cycles.

•	Target Equity Based Compensation grant values were reduced by 25% in 2025, reflecting share price performance and the Company’s focus on managing dilution.

2025 Compensation Highlights

Consistent with our compensation philosophy, key compensation decisions for 2025 included the following:

Base Salaries

We continue to target the market median of our peers for our 2025 base salaries based on the market analysis of our independent compensation consultant, as described further below. We believe that providing base salaries at the current level allows us to attract and retain superior talent in a competitive market.

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Annual Cash Incentives

We target our 2025 target annual cash incentives for our NEOs at the median level of our peers, based on the market analysis of our independent compensation consultant, as described further below.

For 2025, our Compensation Committee selected performance goals for our performance based annual cash incentive plan that were intended to promote our business plan and short-term goals, including with respect to revenue and adjusted EBITDA. For 2025, the total weighted performance based annual cash incentive payments as a percent of target was 140.0%. See “Annual Performance-based Cash Incentive Compensation” below for more detail.

Equity-Based Long-Term Incentives

In 2025, we granted approximately 65% of our NEOs’ annual target direct compensation as equity-based compensation in the form of RSUs and performance based units (“PSUs”, and together with the RSUs, the “Equity Based Compensation”). Approximately 75% of the Equity Based Compensation was comprised of grants that are time-based RSUs (“RSU Equity Compensation”), with the remaining 25% of the Equity Based Compensation comprised of PSUs. The RSU Equity Compensation vests on each of the first, second, and third anniversaries of the date of grant, subject to continued employment through the applicable vesting date (other than as described throughout this Proxy Statement). PSUs vest based on the Company’s relative total shareholder return (“TSR”) performance compared to a blended peer group of the Company’s Compensation Peer Group (as defined below) and the Dow Jones US Select Medical Equipment Index over a three-year period. We believe that RSUs and relative TSR PSUs (as defined below) effectively align the interests of our executives with those of our stockholders by directly linking compensation to the value of our Class A Common Stock. We grant restricted stock unit awards as a retention tool as they provide the opportunity to receive stock based on the recipient’s continuous employment with the Company through the date the restrictions lapse. We grant relative TSR PSUs, which vest upon the attainment of certain performance metrics over a three-year performance period, to further incentivize our executive officers to deliver superior long-term results in alignment with our stockholders’ interests.

Except for the equity based compensation granted to Mr. Malha in October 2025 pursuant to his employment agreement, the target grant date value of the Equity Based Compensation granted to the NEOs and approved by the Compensation Committee in 2025 was reduced by 25% compared to 2024 levels, reflecting the year-over-year decrease in the Company’s Class A Common Stock. Similar to the approach taken for non-employee directors, this reduction was applied to align grant values with current market conditions.

Compensation Governance and Best Practices

We are committed to having strong governance standards with respect to our compensation programs, procedures, and practices. Our key compensation practices include the following:

What We Do		What We Do Not Do
✓	Assess the risk-reward balance of our compensation programs to mitigate undue risks.	X	Do not pay guaranteed bonuses.

✓	Pay the vast majority of executive compensation in the form of incentive awards.	X	Do not provide excessive perquisites.

✓	Emphasize the use of equity compensation to promote executive retention and reward long-term value creation.	X	Do not reprice our underwater stock option awards without stockholder approval.

✓	Take into consideration the compensation levels of an appropriate and relevant peer group of companies when setting compensation.	X	Do not allow executives to participate in the determination of their own compensation.

✓	Engage an independent compensation consultant to advise our Board and Compensation Committee.	X	Do not allow for pledging of our common stock or for employees to hedge or sell short our common stock.

✓	Require our NEOs to satisfy meaningful stock ownership guidelines to strengthen the alignment with our stockholders’ interests.

✓	Cap the maximum payout under our annual incentive awards and maximum vesting percentage of our PSUs

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Stockholder Advisory Vote on Named Executive Officer Compensation

At the 2022 annual meeting of stockholders, the stockholders of the Company approved, in a non-binding advisory vote, that the say-on-pay vote required by Section 14A of the Exchange Act will be held every year (the first such vote being at the 2023 annual meeting of stockholders) until the next required vote on the frequency of say-on-pay vote, which is expected to occur on or before the 2028 annual meeting of stockholders.

At the 2023 annual meeting of stockholders, which was virtually held on June 14, 2023, approximately 99.62% of our issued and outstanding shares voted on the say-on-pay proposal and approved the compensation of our NEOs as described in our proxy statement filed with the SEC on April 28, 2023.

At the 2024 annual meeting of stockholders, which was virtually held on June 6, 2024, approximately 97.58% of our issued and outstanding shares voted on the say-on-pay proposal and approved the compensation of our NEOs as described in our proxy statement filed with the SEC on April 26, 2024.

At the 2025 annual meeting of stockholders, which was virtually held on June 12, 2025, approximately 77.46% of our issued and outstanding shares voted on the say-on-pay proposal and approved the compensation of our NEOs as described in our proxy statement filed with the SEC on April 25, 2025.

The Company maintains an ongoing dialogue with investors and regularly considers feedback received through these interactions. In connection with the Compensation Committee’s review of the Company’s executive compensation program, the Compensation Committee considered investor perspectives. As part of this review, the Compensation Committee adjusted the metrics and weightings of the Company’s annual performance-based cash incentive program to increase the emphasis on Adjusted EBITDA and reduced the target grant value of the Equity Based Compensation for the NEOs in 2025 by 25% compared to 2024 to help manage shareholder dilution. For 2026, the Compensation Committee maintained the 25% reduction to the target grant values of Equity Based Compensation and introduced long-term, performance-based cash awards as an additional means of managing shareholder dilution.

Executive Compensation Objectives and Philosophy

The key objective in our executive compensation program is to attract, motivate, retain, incentivize, and reward leaders who create an inclusive and diverse environment and have the skills and experience necessary to successfully execute on our strategic plan to maximize stockholder value. Our executive compensation program is designed to:

•	Reward achievement of both operating performance and strategic objectives;

•	Align the interests of our management and our investors by providing different types of compensation based on short-term and long-term business results and delivering a large portion of total compensation that is tied to our stock in alignment with our stockholders’ interests;

•	Differentiate rewards based on performance against business objectives to drive a pay for performance culture, with a major portion of executive pay based on achievement of financial performance goals; and

•	To attract the very best talent necessary for our continued success, we target base pay and variable short and long-term compensation at the market median level.

We strive to set our overall total compensation at a competitive level. Executives may be compensated above or below the targeted market position based on factors such as experience, performance, scope of position and the competitive demand for proven executive talent, as described further below under “Determination of Executive Compensation.”

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2025 NEO Pay Mix

The Company’s executive compensation program is designed to strengthen the link between pay and performance by having a significant amount of compensation tied to the achievement of pre-established performance metrics directly related to our business goals and strategies. Using annualized salary and target short and long-term incentive awards, our NEO pay mix is as follows:

CEO 2025 Target Total Direct Compensation	Other Active NEOs 2025 Target Total Direct Compensation

The CEO pay mix reflects the target total direct compensation of our current President and Chief Executive Officer, Pedro Malha.

Determination of Executive Compensation

Role of Compensation Committee and Executive Officers

The Compensation Committee is responsible for establishing and overseeing our executive compensation programs and annually reviews and determines the compensation to be provided to our NEOs, other than with respect to our President and Chief Executive Officer, whose compensation is determined by the full Board of Directors (without the Chief Executive Officer).

In setting executive compensation, the Compensation Committee considers a number of factors, including the recommendations of our President and Chief Executive Officer (other than with respect to the President and Chief Executive Officer’s own compensation) and our human resources team, current and past total compensation, competitive market data and analysis provided by the Compensation Committee’s independent compensation consultant, Company performance, each executive’s impact on Company results, each executive’s relative scope of responsibility and potential, each executive’s individual performance and demonstrated leadership, and internal equity pay considerations. Our President and Chief Executive Officer’s recommendations are based on the President and Chief Executive Officer’s evaluation of each other NEO’s individual performance and contributions, of which our President and Chief Executive Officer has direct knowledge. Our Board makes decisions regarding our President and Chief Executive Officer’s compensation, following a recommendation from the Compensation Committee.

Role of Independent Compensation Consultant

To design a competitive executive compensation program that will continue to attract, motivate, retain and reward top executive talent and reflect our compensation philosophy, our Compensation Committee has retained Frederic W. Cook & Co. (“FW Cook”) as an independent compensation consultant to provide executive compensation advisory services, help evaluate our compensation philosophy and objectives, and provide guidance in administering our executive compensation program. The Compensation Committee has evaluated FW Cook’s independence pursuant to the requirements of Nasdaq and SEC rules and has determined that FW Cook does not have any conflicts of interest in advising the Compensation Committee. FW Cook did not provide any other services to the Company in 2025.

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Role of Peer Company Information

In July 2024, FW Cook provided an analysis of data derived from (i) a peer group consisting of 17 companies that were selected by our Compensation Committee, in consultation with FW Cook (the “Company’s Compensation Peer Group”, or the “2025 Peer Group”), and (ii) the industry-specific survey, the constituent companies of which were not provided to the Compensation Committee. For 2025, the Compensation Committee used FW Cook’s analysis to help structure a competitive executive compensation program, position executive compensation by considering market data, and make individual compensation decisions based on comparable positions at companies with which we compete for talent. The Compensation Committee believes that reviewing competitive data and benchmarks at the 50th percentile is useful in its deliberations as our compensation policies and practices must be competitive in the marketplace for us to be able to attract, motivate and retain qualified executive officers.

The table below sets forth the original 17 companies included in the 2025 Peer Group(1):

Beyond Meat, Inc (BYND)	Cutera, Inc (CUTR) (2)	Establishment Labs (ESTA)	European Wax Center (EWCZ)
Evolus (EOLS)	InMode (INMD)	Inogen, Inc (INGN)	Medifast, Inc (MED)
Nature’s Sunshine (NATR)	Nu Skin (NUS)	Olaplex Holdings Inc (OLPX)	OneSpaWorld (OSW)
Revance Therapeutics, Inc. (RVNC) (2)	Sight Sciences Inc (SGHT)	Sonos (SONO)	Tactile Systems Tech (TCMD)
USANA Health Sciences (USNA)

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(1)	In 2024, the Compensation Committee reviewed and updated the Company’s compensation peer group for 2025 to better align with the Company’s size and market profile, removing companies that had been acquired or that were significantly larger in market capitalization, and adding companies that the Compensation Committee determined were more appropriately sized for comparison purposes. The following companies were added to the 2025 Peer Group: Inogen, Inc (INGN), Medifast, Inc (MED), Nature’s Sunshine (NATR), Nu Skin (NUS), Olaplex Holdings Inc (OLPX), Sight Sciences Inc (SGHT), Tactile Systems Tech (TCMD), and USANA Health Sciences (USNA). The following companies were removed from the Company’s 2024 peer group that were no longer reflected in the 2025 Peer Group: Axonics, Inc. (AXNX), e.l.f. Beauty, Inc. (ELF), Hims & Hers Health (HIMS), Inspire Medical Systems (INSP), Interparfums, Inc. (IPAR), iRhythm Technologies, Inc. (IRTC), Thorne HealthTech, Inc. (THRN), and YETI Holdings, Inc. (YETI).

(2)	During the first quarter of 2025, two companies in the 2025 Peer Group were delisted from the Nasdaq Stock Market (Cutera, Inc. and Revance Therapeutics, Inc.). Following these delistings, and on the advice of FW Cook, the Compensation Committee determined not to replace these delisted companies and continued to use the 2025 Peer Group, which now consists of 15 companies, in making compensation decisions for 2025. The Compensation Committee believes that the resulting peer group continues to provide an appropriate basis for evaluating the Company’s executive compensation programs based on market capitalization, revenues, industry, product offering, size, and growth-oriented companies.

Elements of Compensation

The primary elements of our NEOs’ compensation and the main objectives of each are:

•	Base Salary - Base salary attracts and retains talented executives, recognizes individual roles and responsibilities, and provides stable income;

•	Annual Performance-Based Cash Incentive Compensation - Annual performance-based cash incentive compensation promotes short-term performance objectives and rewards executives for their contributions toward achieving those objectives; and

•	Equity Based Long-Term Incentive Compensation - Equity compensation, provided in the form of restricted stock units and PSUs, aligns executives’ interests with our stockholders’ interests, emphasizes long-term financial and operational performance, and helps retain key executive talent.

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In addition, our NEOs may receive one-time and/or special compensation, as well as being eligible to participate in our health and welfare programs and our 401(k) plan on the same basis as our other employees. We also maintain severance and change in control arrangements, which aid in attracting and retaining executive talent and help executives to remain focused and dedicated during potential transition periods due to a change in control. Each of these elements of compensation for 2025 is described further below.

Base Salary

The base salaries of our NEOs are an important part of their total compensation package and are intended to reflect the scope and nature of each officer’s responsibilities. Adjustments to base salary are based upon the named executive officer’s past performance, expected future contributions, changes in responsibilities and internal pay equity. The Compensation Committee reviews the base salaries of our executive officers annually to confirm that their base salary levels remain fair, reasonable and competitive.

The annual base salaries actually received by each of our NEOs as of December 31, 2025 are set forth below:

Name	2025 Base Salary ($)
Pedro Malha (1)	163,077
Michael Monahan	496,539
Sheri Lewis	496,539
Ron Menezes	450,001
Marla Beck (2)	796,154

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(1)	Pursuant to Mr. Malha’s employment agreement, Mr. Malha is entitled to an annual base salary of $800,000 beginning October 1, 2025. Mr. Malha received a one-time cash bonus of $450,000 in connection with him becoming the President and Chief Executive Officer of the Company. The one-time bonus was provided as a sign-on incentive to induce Mr. Malha to join the Company and to compensate him for compensation opportunities that he forfeited from prior employment. For more information, see “Executive Compensation – Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table – Summary of Executive Compensation Arrangements – Current Executive Officers – Employment Agreement with Mr. Malha (as President and Chief Executive Officer)”.

(2)	Pursuant to the Beck Employment Agreement (as defined below) with the Company, effective as of April 8, 2024, Ms. Beck was entitled to an annual base salary of $1,000,000. However, Ms. Beck received salary payments totaling $796,154 during the fiscal year ended December 31, 2025, since she was terminated without cause from her position as Chief Executive Officer, President and director effective as of September 30, 2025. For more information, see “Executive Compensation – Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table – Summary of Executive Compensation Arrangements – Former Executive Officers – Employment Agreement with Ms. Beck.” Ms. Beck also received $250,000 for providing transition-related consultation services after she was terminated pursuant to the terms of her Separation Agreement, dated as of October 13, 2025 (the “Beck Separation Agreement”) and General Release of all Claims with the Company.

Annual Performance-Based Cash Incentive Compensation

We provide annual performance-based cash incentive compensation to motivate our executive officers to achieve our short-term financial and strategic goals. Annual performance-based cash incentive compensation is based on predetermined financial measures that are chosen by the Compensation Committee at the beginning of the fiscal year and that are aligned with our annual growth objectives.

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We believe that our annual performance-based cash incentive compensation:

•	aligns the interests of our executive officers, our Company, and our stockholders;

•	supports the Company’s strategic and operating plans;

•	holds our executive officers accountable for achievement of financial goals; and

•	attracts, motivates, retains and rewards top talent in our industry

Annual performance-based cash incentive compensation for each executive officer is determined based on a formula consisting of the executive officer’s base salary, target annual cash incentive opportunity, which is set as a percentage of base salary by the Compensation Committee, and a funding percentage, which may range from 0% to 200% of target, of the annual cash incentive compensation pool based on our performance with respect to predetermined financial measures chosen by the Compensation Committee. The Compensation Committee reviews the target annual cash incentive opportunities of our executive officers on an annual basis.

The formula for determining the annual performance-based cash incentive compensation for our executive officers is as follows:

Base Salary	X	Target Percentage	X	Funding Percentage	=	Annual Performance-based Cash Incentive Compensation

Funding for the 2025 annual performance-based cash incentive compensation was based 50% on revenue and 50% on adjusted EBITDA as set forth in the table below. Our Compensation Committee believes that using revenue and adjusted EBITDA as performance metrics drives our overall performance, focuses our NEOs on sustaining revenue growth that is profitable while ensuring our NEOs are aligned with our business strategy.

The following table sets forth the weighted payouts for each metric and the aggregate payout for revenue and adjusted EBITDA approved by the Compensation Committee.

2025 Performance Goals
Metric	Threshold (50% payout) (1)	Target (100% payout) (1)	Maximum (200% payout) (1)	2025 Actual Achievement (1) (2)	Unweighted Payout %	Weight	Weighted Payout %
Revenue	$261.4	$326.8	$392.2	$300.8	80%	50%	40%
Adjusted EBITDA(3)	$25.9	$34.5	$43.1	$45.1	200%	50%	100%
Final Payout							140%

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(1)	In millions.

(2)	Amounts may not sum due to rounding.

(3)	Adjusted EBITDA is calculated as net loss excluding the effects of expense for income taxes; depreciation expense; amortization expense; share-based compensation expense; interest expense; interest income; other income, net; change in fair value of warrant liabilities; foreign currency loss gain, net; litigation related costs; Go-to-Market restructuring; and severance, restructuring and other.

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In fiscal year 2025, our NEOs’ threshold, target, and maximum annual performance-based cash incentive (expressed as a percentage of base salary) were as follows:

Named Executive Officer (1)	Threshold Annual Incentive (Percentage of Base Salary)	Target Annual Incentive (Percentage of Base Salary)	Maximum Annual Incentive (Percentage of Base Salary)
Pedro Malha(1)	62.5%	125%	250%
Michael Monahan	30%	60%	120%
Sheri Lewis	30%	60%	120%
Ron Menezes	30%	60%	120%
Marla Beck	50%	100%	200%

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(1)	Employees who join the Company on or after October 1 of the applicable year are generally not eligible to participate in our annual performance-based cash incentive program. However, under the terms of his employment agreement, Mr. Malha who was appointed as the Company’s President and Chief Executive Officer, effective as of October 1, 2025, was a participant in the 2025 annual performance-based cash incentive plan.

Overall performance based on the weighted results set forth above resulted in a total achievement percentage of 140.0%, and therefore, the total payout to each NEO under the 2025 annual performance-based cash incentive plan were as follows:

Named Executive Officer	Target Annual Incentive (Amount) (1)	Achievement Percentage	Total Annual Incentive Earned (Amount) (2)
Pedro Malha(1) (3)	$252,055	140%	$352,877
Michael Monahan(1)	$297,923	140%	$417,092
Sheri Lewis(1)	$297,923	140%	$417,092
Ron Menezes(1)	$270,000	140%	$378,001
Marla Beck	$1,000,000	140%	$1,400,000	(4)

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(1)	Target Annual Incentive (Amount) reflects each executive’s target opportunity for the year, taking into account any pro-rata and actual eligible earnings paid during 2025, as applicable, consistent with the design of the Company’s 2025 annual performance-based cash incentive plan.

(2)	Amounts are also set forth in the column entitled “Non-Equity Incentive Plan Compensation” in the “Summary Compensation Table (2025, 2024 and 2023)” below.

(3)	Pursuant to Mr. Malha’s employment agreement, Mr. Malha was entitled to receive a pro-rata portion of the 2025 annual performance-based cash incentive compensation that was equal to the larger of (a) the pro-rata Target Bonus (as defined in Mr. Malha’s employment agreement), in each case or (b) the pro-rata Annual Bonus (as defined in Mr. Malha’s employment agreement), based on wages earned between October 1, 2025 and December 31, 2025.

(4)	Represents the full amount of Ms. Beck’s 2025 annual performance-based cash incentive compensation, which includes $1,050,000 paid out under the Company’s 2025 annual performance-based cash incentive plan pursuant to her employment agreement, and the remaining $350,000 granted to Ms. Beck pursuant to the terms of her separation agreement. For more information on the amounts paid to Ms. Beck pursuant to her separation agreement, see “Executive Compensation – Ms. Beck’s Severance and Separation Agreement.”

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Equity-Based Long-Term Incentive Awards

We view equity-based compensation as a critical component of our balanced total compensation program. Equity-based compensation creates an ownership culture among our employees that provides an incentive to contribute to the continued growth and development of our business and aligns interests of executives and our stockholders.

Our Compensation Committee believes it is essential to provide equity-based compensation to our executive officers to link the interests and risks of our executive officers with those of our stockholders, reinforcing our commitment to ensuring a strong relationship between the Company’s performance and pay.

Our Board generally grants equity-based awards to our executive officers on an annual basis as well as during the year to newly hired executive officers, in the event of an expansion of an executive officer’s duties, and in other special circumstances. We do not have any program, plan, or practice to time annual or other grants of equity-based awards in coordination with the release of material nonpublic information or otherwise. Our Board does not take material nonpublic information into account when determining the timing and terms of equity-based awards and does not time the disclosure of material nonpublic information for the purpose of affecting the value of our executive officer compensation. Our Board generally makes annual equity grants to our executive officers and non-executive officer employees on a predetermined scheduled grant date during the quarter following each calendar year end. Newly hired executive officers typically receive an initial equity-based award on a predetermined date after their first day of employment. Our Compensation Committee and Board continually evaluate our equity award grant practices to maintain our competitiveness and to align with current practices in the market. As such, our equity award grant practices may change in the future.

Annual Long-Term Incentive Program

Our long-term incentive program for 2025 for our named executive officers was comprised of two components: time-based RSUs and PSUs.

•	Restricted Stock Units - We grant RSU awards as a retention tool as they provide the opportunity to receive stock generally only if the recipient continues to be employed by us on the date the restrictions lapse.

•	Performance-based Restricted Stock Units - We grant PSUs, which vest upon the attainment of certain performance metrics, to further incentivize our executive officers to deliver superior long-term results.

In 2025, the total value of each NEO’s annual equity award was granted 75% in RSUs, which vest one-third each year over a three-year period, and 25% in PSUs, which vest based on the Company’s TSR performance compared to a blended peer group of the Company’s Compensation Peer Group and the Dow Jones US Select Medical Equipment Index over a three-year period. The mix of different types of awards is intended to combine the retention and downside risk benefits inherent in RSUs with meaningful incentive and shareholder-value-creation benefits inherent in PSUs, while mitigating the perceived excessive risk that potentially manifests itself through a single type of award approach.

Restricted Stock Units Granted in 2025

In March 2025, annual RSU grants were made to Mr. Monahan, Ms. Lewis, Mr. Menezes, and Ms. Beck. However, the annual RSU grant made to Ms. Beck was cancelled when she was terminated without cause from her role as Chief Executive Officer effective as of September 30, 2025. In October 2025, Mr. Malha received two separate RSU grants pursuant to his employment agreement; an initial RSU grant, and an annual RSU grant. The initial RSU grant was granted to compensate Mr. Malha in exchange for the forfeiture of outstanding equity awards at his prior employer, which he relinquished in connection with his decision to join the Company. All of these RSU awards vest in three equal installments on the first, second, and third anniversary of the grant date subject to cancellation or acceleration as provided in the individual RSU award agreements. The number of RSU awards granted to each NEO is based upon the grant date fair value of the RSUs.

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Performance-Based Restricted Stock Unit Awards

Final Results of 2023 Relative TSR PSU Awards (No PSUs Earned)

In April 2023, annual PSU grants were made for all individuals that were determined to be the Company’s NEOs in 2023. These awards were earned at a rate between 0% and 200% of target and vested after a three-year performance period between January 1, 2023 and December 31, 2025 based on the Company’s relative TSR performance compared to the Dow Jones US Select Medical Equipment Index (the “2023 TSR PSUs”). Following the end of the three-year performance period, the Company’s relative TSR was less than the 20th percentile, resulting in no 2023 TSR PSUs earned.

Relative TSR PSU Awards Granted in 2025

In March 2025, annual PSU grants were made to Mr. Monahan, Ms. Lewis, Mr. Menezes, and Ms. Beck. However, the annual PSU grant made to Ms. Beck was cancelled when she was terminated without cause from her role as Chief Executive Officer effective as of September 30, 2025. In October 2025, Mr. Malha received two separate PSU grants pursuant to his employment agreement; an initial PSU grant, and an annual PSU grant. The initial PSU grant was granted to compensate Mr. Malha in exchange for the forfeiture of outstanding equity awards at his prior employer, which he relinquished in connection with his decision to join the Company. All of these PSU awards will be earned at a rate between 0% and 200% of target and will cliff vest after a three-year performance period between January 1, 2025 until December 31, 2027 based on the Company’s relative TSR performance compared to a blended peer group of the Company’s Compensation Peer Group and the Dow Jones US Select Medical Equipment Index in accordance with the table below (the “TSR PSUs”):

Earnout (% of Target)	Relative TSR
200.0%	85th percentile
166.7%	75th percentile
133.3%	65th percentile
100.0%	55th percentile
67.9%	40th percentile
46.4%	30th percentile
25.0%	20th percentile
0.0%	<20th percentile

Stock Price PSU Awards Granted in 2024

In 2024, Ms. Beck, in connection with her position as our former President and Chief Executive Officer, received a PSU award with a performance-based vesting based on the achievement of stretch stock price goals over a three-year period and subject to her continued employment through the end of the performance period (the “Stock Price PSUs”). It was intended that this component would reward her for exceptional performance and, similarly, no payout would be delivered for performance that failed to meet the objectives established by the Compensation Committee.

The actual number of Stock Price PSUs that will vest on the last day of the performance period will be determined based on the Company’s average stock price during the four quarterly test periods in 2026. If the average closing price in the highest quarter is (a) $5.00 per share, then 50% of the PSU Award will vest at the time of such determination, and (b) $7.50 per share, then 100% of the PSU Award will vest at the time of such determination.

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This vesting percentage is described as follows:

Average Stock Price During the Applicable Measurement Period	Vesting Percentage (% of Maximum)
Less than $5.00	0.0%
$5.00	50.0%
$7.50 or greater	100.0%

If the Company’s average stock price falls between $5.00 and $7.50, the vesting percentage used to determine the number of earned Stock Price PSUs will be interpolated on a linear basis.

However, pursuant to the Beck Employment Agreement (as defined below), effective as of September 30, 2025, 441,558 of Ms. Beck’s Stock Price PSUs fully vested in connection with the termination of Ms. Beck from her position as President, CEO, and director. For more information, see “Executive Compensation – Ms. Beck’s Severance and Separation Agreement.”

2025 RSU and PSU Grants to NEOs

In 2025, we made the following grants of RSUs and PSUs to our NEOs:

Name	Number of RSUs(1)	Number of TSR PSUs (at target)	2025 Total LTI Grant Date Fair Value(2)
Pedro Malha(1)(3)	2,190,384	730,127	$5,344,534
Michael Monahan(1)	639,204	213,068	$1,295,453
Sheri Lewis(1)	639,204	213,068	$1,295,453
Ron Menezes(1)	639,204	213,068	$1,295,453
Marla Beck (1) (4)	1,832,386	610,795	$3,713,635

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(1)	Includes all RSUs issued by the Company in fiscal year 2025 for annual RSU grants issued to the NEOs that vest in three equal installments on the first, second, and third anniversary from the date of such grant.

(2)	The grant date fair value of RSU awards is based on the closing price of the Company’s Class A Common Stock on the grant date of such RSU award. The grant date fair value of PSU awards is determined using a Monte Carlo valuation model. Please refer to Note 12 to the consolidated financial statements included in our Annual Report for a discussion of additional assumptions used in calculating grant date fair value.

(3)	Includes (i) an initial grant of 1,228,846 RSUs, (ii) an initial grant of 320,512 PSUs, (iii) an annual grant of 961,538 RSUs, and (iv) an annual grant of 320,512 PSUs pursuant to the terms of Mr. Malha’s employment agreement.

(4)	Neither of the RSUs nor the PSUs granted to Ms. Beck in 2025 vested, since Ms. Beck was terminated from her role as Chief Executive Officer, President and director without cause effective as of September 30, 2025. For more information see “Executive Compensation – Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table – Summary of Executive Compensation Arrangements – Former Executive Officers – Employment Agreement with Ms. Beck.”

These grants were approved by the Compensation Committee and the Board following consideration of the factors set forth above under “Determination of Executive Compensation.”

For a description of certain accelerated vesting provisions applicable to the RSUs and PSUs granted to our NEOs during 2025, see “Potential Payments Upon Termination or Change in Control” below.

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Performance-Based Remediation Bonus

On August 6, 2024, the Compensation Committee approved a one-time, cash-based bonus opportunity of $300,000 to Mr. Monahan (the “Remediation Bonus”), which was entirely contingent upon the achievement of specified remediation-related performance goals by April 15, 2025 (the “Target Date”), as determined by the Company (collectively, the “Remediation Goals”). Specifically, Mr. Monahan was required to ensure (i) that a written remediation plan to address the Company’s Inventory Material Weakness as further described in Part I, Item 4 of the Company’s Quarterly Report on Form 10-Q, filed with the SEC on August 8, 2024, was implemented by the Target Date, including establishing processes for ongoing monitoring and oversight, appropriate training, and appropriate system enhancements related to (a) physical existence of inventory, (b) excess and obsolete inventory, and (c) inventory pricing and purchase agreements, including non-trade vendor receivables and potential disputes with vendors, and (ii) that systems and processes are in place to align the Company’s sales and operational planning process with the Company’s demand planning and inventory management process.

In February 2025, the Company determined that Mr. Monahan successfully achieved the Remediation Goals, and as a result, the Remediation Bonus was paid in March 2025.

Employee and Other Benefits

Our NEOs are eligible to participate in a variety of retirement, health, insurance and welfare and paid time off benefits similar to, and on the same basis as, our other salaried employees.

We maintain a 401(k)-retirement savings plan for our employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code of 1986, as amended (the “Code”) allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax or post-tax basis through contributions to the 401(k) plan. Currently, we match contributions made by participants in the 401(k) plan up to a specified percentage of the employee contributions, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for retirement savings though our 401(k) plan, and making fully vested matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies.

In 2022, the Company adopted a Deferred Compensation Plan for certain employees and members of the Board, which permitted eligible participants to defer receipt of a portion of their compensation pursuant to the terms of the plan. Participants were permitted to defer specified percentages of base salary, bonus or commission compensation, and restricted stock units, and participants’ accounts were credited with deemed investment returns based on investment alternatives selected by the participants. However, on December 14, 2023, the Board of Directors approved the termination of the Deferred Compensation Plan. The plan was completely terminated in December 2025, at which time all remaining participant account balances were paid in full in accordance with the terms of the plan. Following these payments, no amounts remain outstanding under the Deferred Compensation Plan.

We believe the benefits described above are necessary and appropriate to provide competitive compensation packages to our NEOs.

We do not provide excessive perquisites to our NEOs, and we do not view perquisites or other personal benefits as a significant component of our executive compensation program. In the future, we may provide perquisites or other personal benefits in limited circumstances, such as where we believe it is appropriate to assist an individual executive officer in the performance of the executive’s duties, to make our executive officers more efficient and effective, and for recruitment, motivation, or retention purposes. All future practices with respect to perquisites or other personal benefits will be approved by the Compensation Committee.

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Severance and Change in Control Arrangements

We are party to an employment agreement or an employment offer letter with each of our NEOs, each of which provide for severance benefits and payments upon certain involuntary terminations without cause or resignations for “good reason”, as defined in each employment agreement or offer letter. Our Compensation Committee believes that these types of arrangements are necessary to attract and retain executive talent and are a customary component of executive compensation. In particular, such arrangements can mitigate a potential disincentive for our NEOs when they are evaluating a potential acquisition of the Company and can encourage retention through the conclusion of the transaction. The payments and benefits provided under our severance and change in control arrangements are designed to be competitive with market practices. A description of these arrangements, as well as information on the estimated payments and benefits that our NEOs would have been eligible to receive as of December 31, 2025 are set forth in “Potential Payments Upon Termination or Change in Control” below.

Other Policies and Considerations

Clawback Policy

We believe in maintaining best practices for our executive compensation program. Consistent with that belief, our Board of Directors has adopted a Second Amended and Restated Clawback Policy with respect to incentive-based cash and equity compensation in the event of a material restatement of our publicly disclosed financial statements as a result of material noncompliance with financial reporting requirements under applicable law. The policy provides the Compensation Committee with the discretion to recover cash incentives and equity and equity-based awards from current and former executive officers, as well as from other senior executives or employees who the Compensation Committee determines are subject to the policy.

Stock Ownership Guidelines

We believe that stock ownership aligns the interests of our NEOs and directors with our stockholders and encourages long-term management of the Company for the benefit of its stockholders. Accordingly, our stock ownership guidelines that apply to our NEOs and to our non-employee directors are aligned with market practice.

Named Executive Officer Guidelines
CEO and Executive Chair	Ownership Multiple	6x base salary
	Years to Comply	5 years to meet
Other NEOs	Ownership Multiple	3x base salary
	Years to Comply	5 years to meet

Non-Employee Director Guidelines
Non-Employee Directors	Ownership Multiple	5x cash retainer
	Years to Comply	5 years to meet

Under our stock ownership guidelines, shares counted toward the ownership requirements include vested shares, vested and unvested time-based restricted stock, RSUs, deferred stock units, stock held in the Company’s 401(k) plan and stock owned in trust by spouses or children. NEOs and non-employee directors are required to retain 100% of the after-tax shares received from the Company if guidelines are not met within five years.

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Derivatives Trading, Hedging, and Pledging Policies

Our Insider Trading Policy provides that no employee, officer, or director may acquire, sell, or trade in any interest or position relating to the future price of Company securities, such as a put option, a call option or a short sale, or engage in hedging transactions. In addition, our Insider Trading Policy provides that no employee, officer, or director may pledge Company securities as collateral to secure loans. This prohibition means, among other things, that these individuals may not hold Company securities in a “margin” account, which would allow the individual to borrow against their holdings to buy securities.

Section 409A

The Compensation Committee takes into account whether components of the compensation for our executive officers will be adversely impacted by the penalty tax imposed by Section 409A of the Code, and aims to structure these components to be compliant with or exempt from Section 409A to avoid such potential adverse tax consequences.

Section 162(m)

Section 162(m) of the Code disallows a tax deduction to public companies for compensation in excess of $1 million paid to “covered employees”, which generally includes all NEOs. While the Compensation Committee may take the deductibility of compensation into account when making compensation decisions, the Compensation Committee will award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not deductible by us.

“Golden Parachute” Payments

Sections 280G and 4999 of the Code provide that certain executive officers and other service providers who are highly compensated or hold significant equity interests may be subject to an excise tax if they receive payments or benefits in connection with a change in control of the Company that exceeds certain prescribed limits, and that we, or a successor, may forfeit a tax deduction on the amounts subject to this additional tax. While the Compensation Committee may take the potential forfeiture of such tax deduction into account when making compensation decisions, it will award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not deductible by us.

Accounting for Share-Based Compensation

We follow ASC Topic 718 for our share-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options, RSUs and PSUs, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our NEOs may never realize any value from their awards.

Compensation Risk Assessment

Each year, the Compensation Committee, in consultation with FW Cook, reviews and evaluates our compensation policies and practices for all employees to assess to what extent, if any, these policies and practices could result in risk taking incentives, whether our compensation policies and practices mitigate such risk taking incentives by properly aligning the interests of our employees with the interests of our stockholders, and whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us. In April 2025, the Compensation Committee reviewed the results of the 2025 annual compensation risk assessment and concluded that the risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on us.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee reviewed and discussed the foregoing Compensation Discussion and Analysis with the Company’s management. Based on this review and discussion with management, the Compensation Committee recommended to the Board of Directors that the CD&A be included in this Proxy Statement. The foregoing report has been furnished by the Compensation Committee.

COMPENSATION COMMITTEE

Doug Schillinger (Chair)

Brian Miller

Desiree Gruber

Philippe Schaison, PharmaD

E. Scott Beattie

Members of the Compensation Committee

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the cash and non-cash compensation awarded to or earned by our NEOs during fiscal years 2025, 2024 and 2023. Amounts and/or percentages may not foot due to rounding:

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)
Pedro Malha	2025	163,077	450,000	5,344,534	352,877	833	6,311,321
Chief Executive Officer	2024	–	–	–	–	–	–
	2023	–	–	–	–	–	–
Michael Monahan	2025	496,539	300,000	1,295,453	417,092	17,027	2,526,111
Chief Financial Officer	2024	483,077	85,500	1,752,266	20,434	16,513	2,357,790
	2023	168,077	100,000	2,945,309	42,839	408	3,256,633
Sheri Lewis	2025	496,539	–	1,295,453	417,092	17,511	2,226,595
Chief Operations, Quality	2024	335,769	75,000	1,839,881	161,169	4,773	2,416,592
and Technology Officer	2023	–	–	–	–	–	–
Ron Menezes	2025	450,001	50,000	1,295,453	378,001	17,690	2,191,145
Chief Revenue Officer	2024	77,885	50,000	799,999	–	870	928,754
	2023	–	–	–	–	–	–
Marla Beck	2025	796,154	–	3,713,635	1,050,000	2,102,396	7,662,185
Former Chief Executive Officer and	2024	1,430,769	500,000	5,709,798	48,808	2,892	7,692,267
Former Interim Chief Executive Officer	2023	225,865	–	649,993	–	175	876,033

______________

(1)	Consists of signing bonuses to (a) Mr. Malha in connection with his employment on October 1, 2025, (b) Mr. Menezes in connection with his commencement of employment on October 14, 2024, of which the first $50,000 was payable within 30 days of the commencement of employment, and the remaining $50,000 payable six months from the commencement of employment, (c) Ms. Lewis in connection with her commencement of employment on April 8, 2024, (d) Ms. Beck in connection with her full-time employment on April 8, 2024, and (e) Mr. Monahan in connection with his commencement of employment on August 10, 2023. Mr. Monahan received a performance-based Remediation Bonus for successfully achieving the Remediation Goals in March 2025. Mr. Monahan also received a cash retention bonus in recognition of his continued service with the Company through and until June 1, 2024, where such bonus was paid in June 2024.

(2)	Amounts reflect the full grant-date fair value of time-based RSU awards and/or PSUs granted in the fiscal years noted and computed in accordance with ASC Topic 718 for stock-based compensation transactions. Please refer to Note 12 to the consolidated financial statements included in our Annual Report for a discussion of additional assumptions used in calculating grant date fair value. The value of the PSU awards set forth above is based on the probable outcome of the performance conditions on the grant date. The grant date fair value of the PSUs granted to each of our NEOs in 2025, assuming the highest level of achievement of the performance conditions, was (a) $2,162,767 for Mr. Malha’s initial PSU award, (b) $1,692,303 for Mr. Malha’s annual PSU award, (c) $903,408 for Mr. Monahan’s annual PSU award, (d) $903,408 for Ms. Lewis’s annual PSU award, (e) $903,408 for Mr. Menezes’ annual PSU award, and (f) $2,589,771 for Ms. Beck. Ms. Beck forfeited the 2025 grant pursuant to her severance agreement. For information with respect to the individual RSU awards and PSU awards for fiscal year 2025, please see the “Grants of Plan-Based Awards in Fiscal 2025” table below.

(3)	Amounts reflect the total payout to each NEO under our annual performance-based cash incentive program for the respective performance year. For more information, see “Annual Performance-based Cash Incentive Compensation.”

(4)	The amounts shown in this column for 2025 consist of the following components (amounts and/or percentages may not foot due to rounding):

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Name	Matching Contribution to 401(k) Plan ($) (1)	Life and Disability Insurance Premiums Paid by Company ($)	Severance Paid or Accrued ($)		Total ($)
Pedro Malha	–	833	–		833
Michael Monahan	14,000	3,027	–		17,027
Sheri Lewis	14,000	3,511	–		17,511
Ron Menezes	14,000	3,690	–		17,690
Marla Beck	–	2,396	2,100,000	(2)	2,102,396

_________________

(1)	Includes Company matching contributions under the Company’s 401(k) plan, including amounts earned with respect to 2025 compensation that will be contributed in 2026 pursuant to the Company’s 401(k) plan’s true-up provisions.

(2)	Includes $350,000 pursuant to the Beck Separation Agreement, and $1,750,000 received pursuant to the Beck Employment Agreement.

Grants of Plan-Based Awards in Fiscal 2025

The following table provides supplemental information relating to grants of plan-based awards made during fiscal year 2025 to help explain information provided above in our Summary Compensation Table. This table presents information regarding all grants of plan-based awards occurring during fiscal year 2025. Amounts and/or percentages may not foot due to rounding:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	Grant Date Fair Value of Stock
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#) (2)	Awards ($) (3)
Pedro Malha
2025 Annual Incentive Plan		126,028	252,055	504,110
RSU Grant(5)	10/9/2025							961,538	1,499,999
RSU Grant(5)	10/9/2025							1,228,846	1,917,000
PSU Grant(4) (5)	10/9/2025				80,128	320,512	641,024		846,152
PSU Grant(5)	10/9/2025				102,404	409,615	819,230		1,081,384
Michael Monahan
2025 Annual Incentive Plan		150,000	297,923	600,000
RSU Grant	3/17/2025							639,204	843,749
PSU Grant(4)	3/17/2025				53,267	213,068	426,136		451,704
Sheri Lewis
2025 Annual Incentive Plan		150,000	297,923	600,000
RSU Grant	3/17/2025							639,204	843,749
PSU Grant(4)	3/17/2025				53,267	213,068	426,136		451,704
Ron Menezes
2025 Annual Incentive Plan		135,000	270,000	540,000
RSU Grant	3/17/2025							639,204	843,749
PSU Grant(4)	3/17/2025				53,267	213,068	426,136		451,704
Marla Beck
2025 Annual Incentive Plan		500,000	1,000,000	2,000,000
RSU Grant(6)	3/17/2025							1,832,386	2,418,250
PSU Grant(4) (6)	3/17/2025				152,699	610,795	1,221,590		1,294,885

_________________

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(1)	Amounts in this column represent cash performance bonus opportunities for our NEOs in 2025 under our annual performance-based cash incentive plan, which is described above in the CD&A section under “Annual Performance-Based Cash Incentive Compensation” Mr. Malha’s target reflects a pro-rata portion based on his start date of employment. Pursuant to the Beck Separation Agreement, the compensation paid to Ms. Beck during the Consulting Term (as defined below) counted toward her participation in the Company’s 2025 annual performance-based cash incentive plan in the same manner and to the same extent as if she were still employed with the Company.

(2)	Represents RSUs granted to our NEOs pursuant to the Incentive Plan. The number of shares shown reflects the 2025 RSU awards granted under the Incentive Plan. The RSU awards made in fiscal year 2025 vest in three equal installments on the first, second, and third anniversary of the date of grant, assuming continued employment with the Company through the applicable vesting date.

(3)	Amounts reflect the full grant-date fair value of the RSUs or PSUs, as applicable, granted during fiscal year 2025 in accordance with ASC Topic 718. The value of PSU awards set forth above is based on the probable outcome of the performance conditions on the grant date. We provide information regarding the assumptions used to calculate these values in Note 12 to the consolidated financial statements included in our Annual Report.

(4)	Represents TSR PSUs granted under the Incentive Plan. Each TSR PSU converts on a one-for-one basis to the Company’s Class A Common Stock upon vesting. See “Performance-Based Restricted Stock Units” in the CD&A section above for additional details.

(5)	Represents RSUs and PSUs granted to Mr. Malha in connection with his appointment as Chief Executive Officer effective as of October 1, 2025 and pursuant to his employment agreement.

(6)	The RSUs and PSUs granted to Ms. Beck in 2025 did not vest and were cancelled effective as of September 30, 2025 in connection with her termination as the Company’s President, Chief Executive Officer, and director.

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Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table

Summary of Executive Compensation Arrangements

Each of our NEOs is or was party to an employment agreement or employment offer letter, as applicable, with us, as more fully described below. For information regarding the severance payments and benefits that our NEOs are eligible to receive, please see “Potential Payments Upon Termination or Change in Control” below.

Current Executive Officers

Employment Agreement with Mr. Malha (as President and Chief Executive Officer)

Effective October 1, 2025, the Board of Directors appointed Mr. Malha as our President, CEO and director. In connection with his appointment as President, CEO and director, the Company and HydraFacial LLC entered into an employment agreement with Mr. Malha, which became effective as of October 1, 2025 (the “Malha Employment Agreement”), pursuant to which Mr. Malha receives (i) an annual base salary subject to adjustment as determined by the Compensation Committee (pro-rated for any partial year of employment) payable in substantially equal biweekly installments pursuant to the Company's standard payroll practices, (ii) a one-time cash bonus in an amount equal to $450,000 in a single lump sum amount within fourteen (14) days following October 1, 2025, which shall be repaid to the Company if Mr. Malha resigns without “good reason” (as defined in the Malha Employment Agreement) or if Mr. Malha is terminated by the Company for “cause” (as defined in the Malha Employment Agreement), in either case, within twelve (12) months following October 1, 2025, (iii) an annual cash performance bonus targeted at 125% of Mr. Malha’s base salary, which shall be based upon achievement of specified levels of performance goals set by the Board or the Compensation Committee at their discretion and in consultation with Mr. Malha, at the beginning of the applicable fiscal year, (iv) within ten (10) business days following October 1, 2025, subject to approval of the Board, a one-time long-term incentive initial equity grant award of $2,556,000, which shall be awarded (a) 75% ($1,917,000) in restricted stock units (the “Initial RSUs”) in the Company’s Class A Common Stock, par value $0.0001 per share, where the Initial RSUs will vest in three equal annual installments on each of the first, second, and third anniversaries respectively on the grant date of such Initial RSUs, and (b) 25% ($639,000) in performance share units (the “Initial PSUs”) in Class A Common Stock, where the Initial PSUs shall be subject to the terms and conditions (including vesting conditions) of the Company’s 2021 Incentive Award Plan, as amended and/or restated from time to time (or any successor thereto) (the “Incentive Plan”), and (v) within ten (10) business days following October 1, 2025, a one-time equity grant award for fiscal year 2025 of $2,000,000, which grant shall be awarded (a) 75% ($1,500,000) in restricted stock units in Class A Common Stock (the “2025 Annual RSUs”), where the 2025 Annual RSUs will vest in three equal annual installments on each of the first, second, and third anniversaries respectively on the grant date of such 2025 Annual RSUs, and (b) 25% ($500,000) in performance share units in Class A Common Stock (the “2025 Annual PSUs”), where the 2025 Annual PSUs shall be subject to the terms and conditions (including vesting conditions) of the Incentive Plan.

Mr. Malha will also be eligible for (i) one or more grants of long-term incentive awards having a grant-date value determined by the Board or Compensation Committee, while the 2026 long-term incentive award is expected to have a target grant-date value of approximately $4,000,000, subject to the Compensation Committee's sole discretion based upon the Compensation Committee's review of market trends, internal considerations and performance, (ii) reimbursement for legal expenses incurred in connection with the Malha Employment Agreement in an amount not to exceed $20,000, and (iii) reimbursement for reasonable business expenses incurred by Mr. Malha in performing his services as President, CEO and director.

In addition, Mr. Malha will be entitled to all benefits available to other senior executives of the Company, including without limitation: health, dental, vision coverage, short and long-term disability, and life insurance, subject to the terms and conditions of such plans and programs.

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The Malha Employment Agreement provides that, in the event that any payment or benefit received or to be received by Mr. Malha (all such payments and benefits being hereinafter referred to as the “Total Payments”) would be subject (in whole or part) to the excise tax (the “Excise Tax”) imposed under Section 4999 of the Code, then, after taking into account any reduction in the Total Payments provided by reason of Section 280G of the Code in any other plan, arrangement or agreement, then such remaining Total Payments shall be reduced, to the extent necessary so that no portion of the Total Payments is subject to the Excise Tax but only if (i) the net amount of such Total Payments, as so reduced (and after subtracting the net amount of federal, state and local income taxes on such reduced Total Payments and after taking into account the phase out of itemized deductions and personal exemptions attributable to such reduced Total Payments) is greater than or equal to (ii) the net amount of such Total Payments without such reduction (but after subtracting the net amount of federal, state and local income taxes on such Total Payments and the amount of Excise Tax to which Mr. Malha would be subject in respect of such unreduced Total Payments and after taking into account the phase out of itemized deductions and personal exemptions attributable to such unreduced Total Payments).

In addition, pursuant to the Malha Employment Agreement, Mr. Malha agreed to be bound by certain confidentiality, non-compete, and non-solicitation covenants contained therein. The Malha Employment Agreement contemplates at-will employment, which may be terminated by Mr. Malha or the Company at any time, provided, however, that if Mr. Malha elects to terminate the Malha Employment Agreement without “good reason” (as defined in the Malha Employment Agreement), Mr. Malha must provide the Board with sixty (60) days' written notice. Mr. Malha is also entitled to certain payments and benefits upon his, or the Company’s, termination of his employment. If the Company terminates Mr. Malha's employment without “cause” (as defined in the Malha Employment Agreement) (or if Mr. Malha resigns for “good reason”) outside of the Change in Control (as defined in the Malha Employment Agreement) protection period, subject to a release of claims, Mr. Malha is entitled to: (i) a prorated annual bonus for the year of termination (timing consistent with the Malha Employment Agreement), (ii) 18 months of base-salary severance paid over 18 months, and (iii) up to 18 months of Company-subsidized COBRA healthcare coverage (or cash equivalent, if applicable), in each case subject to the terms of the Malha Employment Agreement.

Employment Agreement with Mr. Monahan

Effective August 10, 2023, we entered into an employment agreement with Mr. Monahan. Pursuant to his employment agreement, Mr. Monahan is entitled to (i) an annual base salary subject to adjustment as determined by the Compensation Committee, (ii) an annual cash performance bonus targeted at 60% of his base salary, (iii) a one-time promotional grant of restricted stock units with an aggregate grant date value of $2,500,000 which RSUs will vest ratably on an annual basis over a three-year period from the effective date, and (iv) eligibility to participate in the Company’s employee benefit plans on the same terms as other senior executives of the Company.

Pursuant to his employment agreement, Mr. Monahan received a one-time signing cash bonus of $100,000, which is subject to repayment on a pro-rata basis in the event of Mr. Monahan’s termination by the Company for “cause” or Mr. Monahan’s resignation without “good reason” (each as defined in Mr. Monahan’s employment agreement) within 12 months following the effective date of the employment agreement.

If Mr. Monahan’s employment is terminated due to his death or “disability” (as defined in his employment agreement) he (or his estate, as applicable) will receive a lump sum cash payment equal to his prorated target annual bonus for the year of termination, and any earned, but unpaid annual bonus for the year prior to the year of termination.

In connection with his entrance into the employment agreement, Mr. Monahan also entered into a proprietary information and inventions assignment agreement which contains indefinite confidentiality and non-disclosure restrictions, invention assignment provisions, non-competition and customer non-solicitation covenants effective during employment, and employee non-solicitation covenants effective during his employment and for up to two years following termination.

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Ms. Lewis Offer Letter

In connection with her role as Chief Operations, Quality and Technology Officer, the Company entered into an offer letter with Ms. Lewis, which became effective as of April 9, 2024 (the “Lewis Offer Letter”), pursuant to which Ms. Lewis receives (i) an annual base salary subject to adjustment as determined by the Compensation Committee, (ii) a one-time cash bonus of $75,000 (subject to repayment in full in the event of her voluntary resignation within one year following April 9, 2024 other than for good reason), (iii) an annual discretionary cash bonus (commencing with fiscal year 2024 on a pro rata basis) with a target equal to 60% of Ms. Lewis’ annual base salary (the “Lewis Annual Bonus”), (iv) a one-time long-term incentive new hire equity award to be issued in the form of RSUs with a grant-date value of $1,181,250, which RSUs will vest ratably on an annual basis over a three-year period from the date of grant subject to her continued service, and (v) a one-time long-term incentive new hire grant of equity in the form of performance-based restricted stock units (PSUs) with a grant-date value of $393,750. Ms. Lewis will also be eligible for one or more future grants of long-term incentive awards under the Plan, to be determined by the Board or the Compensation Committee. Ms. Lewis will also be eligible to participate in and be covered by all employee benefit programs maintained by the Company on the same terms as are generally applicable to other senior executives of the Company, subject to her meeting applicable eligibility requirements. Ms. Lewis’ base salary and Lewis Annual Bonus will be subject to periodic review and adjustment from time to time in the discretion of the Board or the Compensation Committee.

Mr. Menezes Offer Letter

In connection with his role as Chief Revenue Officer, the Company entered into an offer letter with Mr. Menezes, which became effective as of October 15, 2024 (the “Menezes Offer Letter”), pursuant to which Mr. Menezes receives (i) an annual base salary subject to adjustment as determined by the Compensation Committee, (ii) a one-time cash bonus of $100,000 (where such bonus is payable in two installments of $50,000 each, and subject to repayment in full in the event of his voluntary resignation within one year following October 15, 2024 other than for good reason), (iii) an annual discretionary cash bonus (commencing with fiscal year 2025) with a target equal to 60% of Mr. Menezes’ annual base salary (the “Menezes Annual Bonus”), and (iv) a one-time long-term incentive new hire equity award to be issued in the form of restricted stock units (RSUs) with a grant-date value of $800,000, which RSUs will vest ratably on an annual basis over a three-year period from the date of grant, subject to his continued service. Mr. Menezes will also be eligible for one or more future grants of long-term incentive awards under the Company’s Incentive Plan, as amended, to be determined by the Compensation Committee. Mr. Menezes will also be eligible to participate in and be covered by all employee benefit programs maintained by the Company on the same terms as are generally applicable to other senior executives of the Company, subject to his meeting applicable eligibility requirements. Mr. Menezes’ base salary and target Menezes Annual Bonus will be subject to periodic review and adjustment from time to time in the discretion of the Board or the Compensation Committee.

Former Executive Officers

Employment Agreement with Ms. Beck

Ms. Beck served as the Company’s President and Chief Executive Officer on a full-time basis from April 8, 2024 through September 30, 2025. In connection with her appointment, we entered into an employment agreement with Ms. Beck (the “Beck Employment Agreement”) on April 8, 2024. Under the Beck Employment Agreement, Ms. Beck receives (i) an annual base salary of $1,000,000 (the “Beck Base Salary”), (ii) a one-time cash bonus of $500,000, subject to an 18-month retention requirement, (iii) an annual cash performance bonus targeted at 100% of the Beck Base Salary, and (iv) a long-term incentive equity award with a value of $6,000,000, pursuant to the Incentive Plan, to be issued in the form of (a) RSUs and PSUs, with a grant-date value of $4,300,000 (the “RSU/PSU Award”), where the RSUs in the RSU/PSU Award will vest ratably on an annual basis over a three-year period from the grant date, and the PSUs in the RSU/PSU Award will vest based on relative total shareholder return and will have the same vesting terms applicable to the annual award of PSUs granted to other senior executives of the Company for 2024, and (b) an award of PSUs with a grant-date value of $1,700,000, which will vest based on the performance of the Company’s stock price based on four quarterly test periods within a 3-year performance period from the first quarter of 2024 through the fourth quarter of 2026. Additionally, any remaining unvested RSUs granted to Ms. Beck pursuant to her offer letter, dated November 13, 2023, in connection with Ms. Beck serving as the Company’s Interim Chief Executive Officer (the “Beck Offer Letter”) vested fully on April 8, 2024.

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The Beck Employment Agreement does not provide a Make Whole Payment as was provided in the Beck Offer Letter. Instead, the Beck Employment Agreement provides that, to the extent that any payment or benefit received would be subject to an excise tax, such payments and/or benefits will be subject to a “best pay cap” reduction if such reduction would result in a greater net after-tax benefit to Ms. Beck than receiving the full amount of such payments.

In addition, pursuant to the Beck Employment Agreement, Ms. Beck agrees to be bound by certain non-compete and non-solicitation covenants contained therein. The Beck Employment Agreement contemplates at-will employment, which may be terminated by Ms. Beck or the Company at any time, provided, however, that if Ms. Beck elects to terminate the Beck Employment Agreement, Ms. Beck will provide the Board with sixty days’ advance written notice.

On October 13, 2025, the Company and Ms. Beck entered into the Beck Separation Agreement in connection with Ms. Beck's termination from her position as Chief Executive Officer of the Company without cause, and any other position held as an officer, director, or committee member of the Company and any of its subsidiaries as of September 30, 2025. Pursuant to the Beck Separation Agreement, Ms. Beck agreed to remain with the Company in an advisory capacity to provide consulting services as of October 1, 2025, and terminating no later than December 31, 2025 (the “Consulting Term”). Ms. Beck will receive her current level of compensation during such period that she was entitled to receive prior to September 30, 2025 ($250,000 payable bi-weekly in accordance with the Company's usual payroll periods over the course of the Consulting Term). Ms. Beck's services during the Consulting Term will count towards her participation in the Company's 2025 annual performance-based cash incentive plan in the same manner and to the same extent as if she were still employed with the Company. Ms. Beck's termination was not a result of any disagreement with the Company on any matter relating to the Company's financial reporting, operations, policies or practices.

Additionally, pursuant to the Beck Separation Agreement, Ms. Beck will receive: (i) her earned but unpaid Base Salary (as defined in the Beck Employment Agreement), and any vested amounts due to her under any plan, program or policy of the Company in which Ms. Beck participated as of September 30, 2025, (ii) severance payments and benefits in accordance with Section IV.D.2. of the Beck Employment Agreement (i.e.: (a) any earned, but unpaid annual bonus for the year prior to the year of termination, (b) continued payment of Ms. Beck’s Base Salary for eighteen (18) months following termination, (c) a prorated annual bonus for the year of termination, and (d) reimbursement of the employer portion of COBRA premium payments for up to eighteen (18) months following termination), (iii) vesting of her Stock Price PSUs with a grant-date value of $1,700,000 that were granted to Ms. Beck under Section II.D.2 of the Beck Employment Agreement, where these Stock Price PSUs vest in full as of September 30, 2025, and (iv) reimbursement of up to $10,000 in legal fees incurred in connection with negotiating the Beck Separation Agreement and other aspects in connection thereto. In addition, on several occasions, Ms. Beck was granted performance-based restricted stock unit awards (the “PSU Awards”) and restricted stock unit awards covering the Company's Class A Common Stock, par value $0.0001 per share (the “RSU Awards”, and, together with the PSU Awards, the “Equity Awards”) under the Incentive Plan (collectively, the “Severance Benefits”). On September 30, 2025, the Equity Awards were treated as set forth in the Incentive Plan and the applicable award agreements between Ms. Beck and the Company governing such Equity Awards.

Pursuant to the Beck Separation Agreement, Ms. Beck also entered into a General Release of all Claims wherein Ms. Beck agreed to release all claims against the Company arising out of or related to Ms. Beck's employment with the Company, the termination of her employment with the Company, and/or the events surrounding the circumstances relating to such termination with the Company.

The Severance Benefits and the other benefits described in the Beck Separation Agreement are subject to the terms and conditions described in the Beck Separation Agreement and the Beck Employment Agreement.

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Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes the number of shares of Class A Common Stock underlying outstanding equity incentive plan awards for each NEO as of December 31, 2025. Amounts and/or percentages may not foot due to rounding:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Pedro Malha	–	–	–	–	–	961,538		1,336,538	–		–
	–	–	–	–	–	–		–	320,512	(2)	445,512
	–	–	–	–	–	1,228,846	(3)	1,708,096
	–	–	–	–	–	–		–	409,615	(2)(3)	569,365
Michael Monahan	–	–	–	–	–	951,712		1,322,880	–		–
	–	–	–	–	–	–		–	213,068	(2)	296,165
	–	–	–	–	–	–		–	24,350	(4)	33,847
Sheri Lewis	–	–	–	–	–	843,750		1,172,813	–		–
	–	–	–	–	–	–		–	213,068	(2)	296,165
									25,568	(4)	35,540
Ron Menezes	–	–	–	–	–	960,489		1,335,080	–		–
	–	–	–	–	–	–		–	213,068	(2)	296,165
Marla Beck(5)	–	–	–	–	–	–		–	–		–

_________________

(1)	The values shown equal the number of shares or units multiplied by $1.39, the closing price of a share of our Class A Common Stock on December 31, 2025 as reported on Nasdaq.

(2)	The TSR PSUs vest following the conclusion of the January 1, 2025 through December 31, 2027 performance period based upon the level of attainment of our relative TSR compared to the relative TSR of companies that comprise of a blended peer group of the Company’s Compensation Peer Group and the Dow Jones US Select Medical Equipment Index. Values shown assume vesting at target. For additional information, see “Performance-Based Restricted Stock Units “ in the CD&A section above.

(3)	Granted to Mr. Malha in connection with his appointment as President and Chief Executive Officer effective as of October 1, 2025 and pursuant to his employment agreement.

(4)	The TSR PSUs vest following the conclusion of the January 1, 2024 through December 31, 2026 performance period based upon the level of attainment of our relative TSR compared to the relative TSR of companies that comprise of a blended peer group of the Company’s Compensation Peer Group and the Dow Jones US Select Medical Equipment Index. Values shown assume vesting at threshold. For additional information, see “Performance-Based Restricted Stock Units ” in the CD&A section above.

(5)	Ms. Beck received 441,558 shares of Class A Common Stock upon the accelerated vesting of her Stock Price PSUs granted to her on April 9, 2024 pursuant to the Beck Separation Agreement and General Release of all Claims she entered into with the Company on October 13, 2025. However, all other outstanding RSU and PSU awards granted to Ms. Beck in 2025 were forfeited and cancelled upon her termination from the Company.

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Option Exercises and Stock Vested in 2025

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Pedro Malha	–	–	–	–
Michael Monahan (2)	–	–	303,460	471,671
Sheri Lewis (3)	–	–	102,272	110,454
Ron Menezes(4)	–	–	160,642	229,718
Marla Beck(5)	–	–	720,778	1,180,258

_________________

(1)	These values represent the aggregate dollar amount realized upon vesting. The value is calculated by multiplying the number of shares of stock that vested by the market value of the shares on the vesting date.

(2)	Includes (i) 117,702 shares that vested from an RSU award granted under the Incentive Plan to Mr. Monahan on August 10, 2023, of which, 117,703 RSUs from such award remain unvested, (ii) 88,356 shares from an RSU award granted under the Incentive Plan to Mr. Monahan on November 29, 2023, which fully vested on June 1, 2025, and (iii) 97,402 shares that vested from an RSU award granted under the Incentive Plan to Mr. Monahan on April 9, 2024, of which 194,805 RSUs from such award remain unvested.

(3)	Includes 102,272 shares that vested from an RSU award granted under the Incentive Plan to Ms. Lewis on April 9, 2024, of which, 204,546 RSUs from such award remain unvested.

(4)	Includes 160,642 shares that vested from an RSU award granted under the Incentive Plan to Mr. Menezes on November 1, 2024, of which, 321,285 RSUs from such award remain unvested.

(5)	Includes (i) 279,220 shares that vested from an RSU award granted under the Incentive Plan to Ms. Beck on April 9, 2024 and (ii) 441,558 shares of Stock Price PSUs granted under the Incentive Plan to Ms. Beck, which fully vested in connection with her termination as CEO without cause effective as of September 30, 2025. Each Stock Price PSU converted on a one-for-one basis to the Company’s Class A Common Stock upon vesting. For more information, see “Stock Price PSU Awards Granted in 2024” in the CD&A section and “Executive Compensation – Ms. Beck’s Severance and Separation Agreement”.

Potential Payments upon Termination or Change in Control

The following summarizes the potential payments and benefits that would be made to our NEOs upon certain qualifying terminations of their employment with the Company. With respect to Mr. Malha and Mr. Monahan, we are party to employment agreements with each of them that provide for certain severance protections. Additionally, Ms. Lewis and Mr. Menezes participate in The Beauty Health Company Amended and Restated Executive Severance Plan (the “Executive Severance Plan”). The severance payments and benefits provided by such employment agreements and the Executive Severance Plan are more fully described below.

In addition, we were party to an employment agreement with Ms. Beck in 2025. However, in connection with Ms. Beck’s termination from the Company without cause, effective as of September 30, 2025, she became entitled to certain severance payments and benefits. For more information, see “Executive Compensation – Ms. Beck’s Severance and Separation Agreement”.

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Executive Severance Plan

Ms. Lewis and Mr. Menezes participate in the Executive Severance Plan, which provides that upon a termination of the applicable NEO’s employment without “cause” or for “good reason” (each as defined in the Executive Severance Plan) before or more than 12 months after a “change in control” by the Company (as defined in the Incentive Plan), the NEO will be entitled to: (1) continued payment of his or her base salary for 12 months following termination, (2) a prorated target annual bonus for the year of termination, and (3) reimbursement of the employer portion of COBRA premium payments, where applicable, for 12 months following termination.

If, within 12 months, 9 months, or 3 months, respectively, following the consummation of a “change in control” of the Company, the applicable NEO’s employment is terminated without “cause” or for “good reason”, the NEO will be entitled to receive the same severance benefits outlined above, along with a cash payment equal to 100%, 100% or 25%, respectively, of the NEO’s target annual bonus for the year of termination.

The Executive Severance Plan also includes a tenure requirement to the calculation of a participant’s cash salary severance. Participants with less than one year tenure will receive pro-rated severance based on the number of months completed (notwithstanding offer or employment agreement terms to the contrary) with a minimum of six months’ severance. Additionally, the Executive Severance Plan calculates each annual bonus based on the pro-rated portion of the participant’s actual bonus earned based on the achievement of applicable performance goals, rather than the pro-rated portion of the participant’s target bonus for the year.

The severance payments and benefits under the Executive Severance Plan are subject to the applicable NEO’s timely execution of a release of claims in favor of the Company. The Executive Severance Plan also includes a Section 280G “best pay” provision, which provides that if any amount received by the NEO pursuant to the Executive Severance Plan or otherwise that would be subject to the excise tax imposed by Section 4999 of the Code, the NEO would receive the full amount of the payments and benefits or an amount reduced so that no portion would be subject to the excise tax, whichever would result in the largest payment to the NEO on an after-tax basis.

Mr. Malha’s Employment Agreement

In connection with Mr. Malha’s appointment as Chief Executive Officer, the Company entered into an employment agreement with Mr. Malha which provides that if Mr. Malha’s employment terminates during the term of the agreement for any reason, then the Company will pay or provide to him: (i) his earned but unpaid salary through the date of termination, (ii) to the extent required by applicable law, any vacation earned but not taken through the date of termination, and (iii) any vested amounts due to him under any plan, program, or policy of the Company.

In addition, upon a termination of Mr. Malha’s employment by the Company without “cause” (as defined in the Malha Employment Agreement) or by Mr. Malha for “good reason” (as defined in the Malha Employment Agreement), prior to the consummation of a “change in control” (as defined in the Incentive Plan) or more than 12 months after the consummation of a “change in control”, then upon his termination, and subject to the terms and conditions described in his employment agreement (including his timely execution and non-revocation of a release in favor of the Company), Mr. Malha will be entitled to receive (i) an amount equal to his earned but unpaid annual bonus for the fiscal year ending immediately prior to the year in which the date of termination occurs, (ii) an amount equal to 18 months of his base salary in effect as of the date of termination, (iii) a pro-rated target annual bonus for the year in which the date of termination occurs, and (iv) subject to his valid election to continue healthcare coverage, reimbursement for premiums charged to continue his and his eligible dependents’ healthcare coverage under COBRA for up to 18 months.

Mr. Malha’s employment agreement also provides that if within 12 months following the consummation of a “change in control,” Mr. Malha’s employment is terminated either by the Company without “cause” or by Mr. Malha for “good reason”, as defined in his employment agreement, then in either case, upon his termination, and subject to the terms and conditions described in the Malha Employment Agreement (including his execution and non-revocation of a release in favor of the Company), Mr. Malha will be entitled to receive: (i) an amount equal to his earned but unpaid annual bonus for the year ending immediately prior to the year in which the date of termination occurs, (ii) an amount equal to the sum of (A) 18 months of his base salary in effect as of the date of the termination, and (B) one and one-half times his target annual bonus for the year in which the date of termination occurs, (iii) a pro-rated target annual bonus for the year in which the termination occurs, and (iv) subject to his valid election to continue healthcare coverage, reimbursement for premiums charged to continue his and his eligible dependents’ healthcare coverage under COBRA for up to 18 months. Mr. Malha’s employment agreement provides that, to the extent that any payment or benefit received in connection with a change in control would be subject to an excise tax under Section 4999 of the Internal Revenue Code, such payments and/or benefits will be subject to a “best pay cap” reduction if such reduction would result in a greater net after-tax benefit to Mr. Malha than receiving the full amount of such payments.

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Mr. Monahan’s Employment Agreement

In connection with Mr. Monahan’s appointment as Chief Financial Officer, the Company entered into an employment agreement with Mr. Monahan which provides that if Mr. Monahan’s employment terminates during the term of the agreement for any reason, then the Company will pay or provide to him: (i) his earned but unpaid base salary through the date of termination, (ii) to the extent required by applicable law, any vacation earned but not taken through the date of termination, and (iii) any vested amounts due to him under any plan, program, or policy of the Company.

In addition, upon a termination of Mr. Monahan’s employment by the Company without “cause” (as defined in Mr. Monahan’s employment agreement) or by Mr. Monahan for “good reason” (as defined in Mr. Monahan’s employment agreement), prior to the consummation of a “change in control” (as defined in the Incentive Plan) or more than 12 months after the consummation of a “change in control”, then upon his termination, and subject to the terms and conditions described in his employment agreement (including his timely execution and non-revocation of a release in favor of the Company), Mr. Monahan will be entitled to receive (i) an amount equal to his earned but unpaid annual bonus for the fiscal year ending immediately prior to the year in which the date of termination occurs, (ii) an amount equal to 12 months of his base salary in effect as of the date of termination, (iii) a pro-rated target annual bonus for the year in which the date of termination occurs, and (iv) subject to his valid election to continue healthcare coverage, reimbursement for premiums charged to continue his and his eligible dependents’ healthcare coverage under COBRA for up to 12 months.

Mr. Monahan’s employment agreement also provides that if within 12 months following the consummation of a “change in control”, Mr. Monahan’s employment is terminated either by the Company without “cause” or by Mr. Monahan for “good reason”, as defined in his employment agreement, then, in either case, upon his termination, and subject to the terms and conditions described in his employment agreement (including his execution and non-revocation of a release in favor of the Company), Mr. Monahan will be entitled to receive: (i) an amount equal to his earned but unpaid annual bonus for the year ending immediately prior to the year in which the date of termination occurs, (ii) an amount equal to the sum of (A) 12 months of his base salary in effect as of the date of termination, and (B) one times his target annual bonus for the year in which the date of termination occurs, (iii) a pro-rated target annual bonus for the year in which the date of termination occurs, and (iv) subject to his valid election to continue healthcare coverage, reimbursement for premiums charged to continue his and his eligible dependents’ healthcare coverage under COBRA for up to 12 months. Mr. Monahan’s employment agreement provides that, to the extent that any payment or benefit received in connection with a change in control would be subject to an excise tax under Section 4999 of the Internal Revenue Code, such payments and/or benefits will be subject to a “best pay cap” reduction if such reduction would result in a greater net after-tax benefit to Mr. Monahan than receiving the full amount of such payments.

Accelerated Vesting of Equity Awards

Under the terms of the Incentive Plan, our NEOs are entitled to accelerated vesting of their stock options, RSUs and PSUs upon certain terminations of employment, as described below.

Stock Options

Upon an NEO’s termination of employment with us due to his or her death or “disability” or, if a “change in control” of the Company is consummated after May 4, 2022 and an NEO’s employment is terminated by us without “cause” or due to such NEO’s resignation for “good reason,” in either case, within 12 months following the consummation of the change in control, his or her options will immediately vest in full. Any accelerated vesting applicable to the NEO’s stock options is subject to the applicable NEO’s execution of a release of claims in favor of the Company.

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Restricted Stock Units

If the NEO incurs a termination of service (as defined in the Incentive Plan), due to his or her death or “disability”, or if a “change in control” of the Company is consummated and the NEO’s employment is terminated by us without “cause” or due to such NEO’s resignation for “good reason”, in either case, within 12 months following the consummation of the change in control, his or her RSUs will vest in full (to the extent then-unvested) upon the Company receiving a timely release of claims that becomes effective and irrevocable no later than 60 days following such termination of service.

Relative TSR Performance-Based Restricted Stock Unit Awards

In the event that a “change in control” is consummated during the performance period, and the NEO remains in continued service as an employee until at least immediately prior to such “change in control”, then:

•	In the event that no “assumption” of the PSUs (as defined in Section 8.3 of the Incentive Plan) occurs in connection with such “change in control”, then, immediately prior to the “change in control”, a number of PSUs determined by multiplying (x) the total number of PSUs granted (at target) by (y) the vesting percentage (calculated as if the performance period ended on the last trading day to occur immediately preceding the closing date of such “change in control” and using the per-share consideration paid or payable (as applicable) in connection with such “change in control” as the Company’s ending price) will automatically vest immediately prior to such “change in control”; and

•	In the event that an “assumption” of the PSUs occurs in connection with such “change in control”, then, effective immediately prior to the closing of the “change in control”, the PSUs will be deemed to convert into a number of unvested PSUs determined by multiplying (x) the total number of PSUs (at target) by (y) the vesting percentage (calculated as if the performance period ended on the last trading day to occur immediately preceding the closing date of such “change in control” and using the per-share consideration paid or payable (as applicable) in connection with such “change in control” as the Company’s ending price). Such unvested PSUs as so assumed and adjusted in connection with the “change in control” will be eligible to vest in full on the last day of the performance period based solely on the NEO’s continued status as a service provider through such date or upon such NEO’s termination of service as described below.

If the NEO incurs a termination of service (as defined in the Incentive Plan), then:

•	In the event the NEO incurs a termination of service (as defined in the Incentive Plan) prior to the last day of the performance period (and prior to the consummation of a “change in control”) due to his or her death or “disability”, a number of PSUs equal to the product of (x) the total number of PSUs granted (at target) by (y) the vesting percentage calculated assuming that the Company’s relative TSR at target shall automatically vest upon the Company receiving a timely release of claims that becomes effective and irrevocable no later than 60 days following such termination of service; and

•	In the event that (A) a “change in control” is consummated and there is an “assumption” of the PSUs and (B) the NEO is terminated by the Company without “cause”, due to his or her resignation for “good reason”, or due to his or her death or “disability”, in any case, within 12 months following the consummation of such “change in control”, all then-outstanding restricted stock units shall vest in full (to the extent then-unvested) upon the Company receiving a timely release of claims that becomes effective and irrevocable no later than sixty days following such termination of service.

•	In the event that (A) no “change in control” is consummated, and (B) the NEO is terminated by the Company without “cause”, or due to his or her resignation for “good reason”, all then-unvested restricted stock units will be automatically forfeited without any payment of any consideration therefor.

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Estimated Potential Payments

The following table summarizes the payments that would have been made to our NEOs (other than Ms. Beck whose employment ended with us prior to December 31, 2025) upon the occurrence of certain qualifying terminations of employment or a change in control, in any case, occurring on December 31, 2025. Amounts shown do not include (i) accrued but unpaid base salary through the date of termination or (ii) other benefits earned or accrued by our NEOs during his or her employment that are available to all salaried employees, such as accrued vacation. The severance and termination benefits paid to Ms. Beck are described below under the heading “Ms. Beck’s Severance and Separation Agreement.”

Name	Type of Benefit	Termination Without Cause or for Good Reason / Cause (no Change in Control) ($)	Termination Without Cause or for Good Reason / Cause in Connection with a Change in Control ($)	Termination due to Death or Disability ($)
Pedro Malha	Cash	1,452,055	2,952,055	252,055
	Equity Acceleration(1) (3)	1,708,096	2,351,414	4,059,510
	All Other Payments or Benefits	17,856	17,856	–
	Total(2)	3,178,007	5,321,325	4,311,565
Michael Monahan	Cash	800,000	1,100,000	300,000
	Equity Acceleration(1)	–	1,755,184	1,671,876
	All Other Payments or Benefits	28,530	28,530	–
	Total(2)	828,530	2,883,714	1,971,876
Sheri Lewis	Cash	800,000	1,100,000	300,000
	Equity Acceleration(1)	–	1,611,886	1,528,579
	All Other Payments or Benefits	7,889	7,889	–
	Total(2)	807,889	2,719,775	1,828,579
Ron Menezes	Cash	720,000	990,000	270,000
	Equity Acceleration(1)	–	1,631,995	1,631,995
	All Other Payments or Benefits	15,306	15,306	–
	Total(2)	735,306	2,637,301	1,901,995

_________________

(1)	With respect to RSUs and PSUs, the value of equity acceleration was calculated by multiplying the number of accelerated applicable equity by $1.39, the closing trading price of our Class A Common Stock on December 31, 2025.

(2)	Amounts shown are the maximum potential payments and benefits the applicable NEO would have received as of December 31, 2025 (without taking into account any Code Section 280G “best pay” provision that may result in the reduction of such payments and benefits ).

(3)

The treatment of outstanding equity awards upon a termination of employment varies by award type and grant. PSUs generally provide for vesting at target performance in connection with certain termination events, while RSUs are subject to time-based vesting requirements, with limited acceleration in specified circumstances.

In the absence of a Change in Control, certain PSU awards provide pro-rata vesting at target performance upon a termination due to death or disability, and, for certain grants, upon a termination by the Company without Cause or for Good Reason. Other equity awards generally are forfeited upon termination prior to vesting.

Following a Change in Control, certain PSU awards and RSU awards provide for full vesting upon a qualifying termination without Cause or for Good Reason. In addition, certain RSU awards limit the portion of awards that may be assumed or continued in connection with a Change in Control.

All equity award vesting described above is subject to the executive’s execution and non-revocation of a release of claims, and any portion of an award that does not vest in accordance with the applicable terms is forfeited.

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Ms. Beck’s Severance and Separation Agreement

On October 13, 2025, the Company and Ms. Beck entered into the Beck Separation Agreement in connection with Ms. Beck's termination from her position as Chief Executive Officer of the Company without cause, and any other position held as an officer, director, or committee member of the Company and any of its subsidiaries as of September 30, 2025. Pursuant to the Beck Separation Agreement, Ms. Beck agreed to remain with the Company in an advisory capacity to provide consulting services during the Consulting Term. Ms. Beck will receive her current level of compensation during such period that she was entitled to receive prior to September 30, 2025 ($250,000 payable bi-weekly in accordance with the Company's usual payroll periods over the course of the Consulting Term). Ms. Beck’s services during the Consulting Term will count towards her participation in the Company's 2025 annual performance-based cash incentive plan in the same manner and to the same extent as if she were still employed with the Company. Ms. Beck's termination was not a result of any disagreement with the Company on any matter relating to the Company's financial reporting, operations, policies or practices.

Additionally, pursuant to the Beck Separation Agreement, Ms. Beck will receive: (i) her earned but unpaid Base Salary (as defined in the Beck Employment Agreement), and any vested amounts due to her under any plan, program or policy of the Company in which Ms. Beck participated as of September 30, 2025, (ii) severance payments and benefits in accordance with Section IV.D.2. of the Beck Employment Agreement (i.e.: (a) any earned, but unpaid annual bonus for the year prior to the year of termination, (b) continued payment of Ms. Beck’s Base Salary for eighteen (18) months following termination, (c) a prorated annual bonus for the year of termination, and (d) reimbursement of the employer portion of COBRA premium payments for up to eighteen (18) months following termination), (iii) vesting of her Stock Price PSUs with a grant-date value of $1,700,000 that were granted to Ms. Beck under Section II.D.2 of the Beck Employment Agreement, where these Stock Price PSUs vest in full as of September 30, 2025, and (iv) reimbursement of up to $10,000 in legal fees incurred in connection with negotiating the Beck Separation Agreement and other aspects in connection thereto. In addition, on several occasions, Ms. Beck was granted PSU Awards and RSU Awards covering the Company's Class A Common Stock, par value $0.0001 per share, under the Incentive Plan. On September 30, 2025, the Equity Awards were treated as set forth in the Incentive Plan and the applicable award agreements between Ms. Beck and the Company governing such Equity Awards.

Pursuant to the Beck Separation Agreement, Ms. Beck also entered into a General Release of all Claims, wherein Ms. Beck agreed to release all claims against the Company arising out of or related to Ms. Beck’s employment with the Company, the termination of her employment with the Company, and/or the events surrounding the circumstances relating to such termination with the Company.

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PAY VERSUS PERFORMANCE

Pay Versus Performance

Under rules adopted pursuant to the Dodd-Frank Act, we are required to disclose certain information about the relationship between the compensation actually paid to our named executive officers and certain measures of company performance (“PvP Rules”). The material that follows is provided in compliance with these rules, however, additional information regarding our compensation philosophy, the structure of our performance-based compensation programs, and compensation decisions made this year is described above in our CD&A.

The following table provides information regarding compensation actually paid to our principal executive officer (“PEO”), and other NEOs for each year from 2021 to 2025, compared to our TSR from our initial public offering date, May 6, 2021 through the end of each such year, and our net income and revenue for each such year.

Pay vs Performance Disclosure
Year	Summary Compensation Table Total for First PEO (1)(6)	Compensation Actually Paid to First PEO (1)(7)	Summary Compensation Table Total for Second PEO (2)(6)	Compensation Actually Paid to Second PEO (2)(7)	Summary Compensation Table Total for Third PEO (3)(6)	Compensation Actually Paid to Third PEO (3)(7)	Summary Compensation Table Total for Fourth PEO (4)(6)	Compensation Actually Paid to Fourth PEO (4)(7)	Summary Compensation Table Total for Fifth PEO (5)(6)	Compensation Actually Paid to Fifth PEO (5)(7)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
2025	$0	$0	$0	$0	$0	$0	$7,662,185	$2,826,148	$6,311,321	$5,536,145
2024	$0	$0	$0	$0	$0	$0	$7,692,267	$4,331,297	$0	$0
2023	$0	$0	$0	$0	$9,130,202	$(1,220,844)	$876,033	$944,628	$0	$0
2022	$0	$0	$3,464,119	$(19,754,948)	$10,361,434	$6,734,905	$0	$0	$0	$0
2021	$26,526,940	$2,973,403	$0	$0	$0	$0	$0	$0	$0	$0

			Value of Initial Fixed $100 Investment Based On:
Year	Average Summary Compensation Table Total for Non-PEO NEOs (8)	Average Compensation Actually Paid to Non-PEO NEOs (9)	Total Shareholder Return (10)	Peer Group Total Shareholder Return (10)	Net Income (millions) (11)	Revenue (millions) (12)
(a)	(l)	(m)	(n)	(o)	(p)	(q)
2025	$2,314,617	$2,200,363	$10.82	$142.22	$(9.5)	$301
2024	$1,901,980	$201,973	$12.37	$134.11	$(29.1)	$334
2023	$3,777,180	$712,844	$24.20	$103.05	$(100.1)	$398
2022	$2,494,664	$(5,247,651)	$70.82	$72.36	$44.2	$366
2021	$6,616,186	$9,523,295	$188.02	$114.92	$(378.7)	$260

_________________

(1)

The first PEO is Clinton Carnell, who served as PEO in 2021. The grant date fair value of Option Awards and Stock Awards granted in 2021 to Clinton Carnell was $23,553,537. However, any Stock Awards or Option Awards granted in the year were forfeited in the year and therefore had a zero value as of the end of the year. “Compensation Actually Paid” of $2,973,403 reflects the sum of Salary and All Other Compensation for the year.

(2)	The second PEO is Brenton L. Saunders, who served as our interim CEO from January 1, 2022 to February 6, 2022.

(3)	The third PEO is Andrew Stanleick, who served as our PEO for the remainder of 2022 after Mr. Saunders resumed his role as our Executive Chairman for the fiscal year of 2022.

(4)	The fourth PEO is Marla Beck, who became PEO effective November 20, 2023.

(5)	The fifth PEO is Pedro Malha, who became PEO effective October 1, 2025.

(6)	Represents the total compensation paid to our PEO in each listed year, as shown in our Summary Compensation Table for such listed year.

(7)	Compensation actually paid does not mean that our PEO was actually paid those amounts in the listed year, but this is a dollar amount derived from the starting point of Summary Compensation Table total compensation under the methodology prescribed under the relevant rules as shown in the adjustment table below.

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	2025
	PEO 4 ($)	PEO 5 ($)	Non-PEO NEOs Average ($)
Summary Compensation Table Total(a)	$7,662,185	$6,311,321	$2,314,617
Subtract Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year(b)	$(3,713,635)	$(5,344,534)	$(1,295,453)
Add Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year(c)	$0	$4,569,358	$1,333,443
Adjust for Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years(c)	$0	$0	$(122,680)
Adjust for Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year(c)	$0	$0	$0
Adjust for Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(c)	$343,841	$0	$(29,564)
Subtract Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$(1,466,243)	$0	$0
Add Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$0	$0	$0
Compensation Actually Paid	$2,826,148	$5,536,145	$2,200,363

_________________

(a)	We have not reported any amounts in our Summary Compensation Table with respect to “Change in Pension and Nonqualified Deferred Compensation” and, accordingly, the adjustments with respect to such items prescribed by the PvP Rules are not relevant to our analysis and no adjustments have been made.

(b)	The amounts reflect the aggregate grant-date fair value reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(c)	In accordance with PvP Rules, the fair values of unvested and outstanding equity awards to our NEOs were remeasured as of the end of each fiscal year, and as of each vesting date, during the years displayed in the table above. The assumptions used for determining the fair values shown in this table do not differ materially from those used to determine the fair values disclosed as of the grant date of such awards.

PSUs with Market Conditions: The range of estimates for performance-based awards with market conditions are as follows:

Assumption	2025
Volatility	95.59% - 102.37%
Dividend Yield	0%
Risk-Free Rate	3.41% - 3.42%

_________________

(8)	This figure is the average of the total compensation paid to our NEOs other than our PEO in each listed year, as shown in our Summary Compensation Table for such listed year. The names of the non-PEO NEOs in each year are listed in the table below.

2021-2022 Non-PEO NEOs	2023 Non-PEO NEOs	2024 Non-PEO NEO	2025 Non-PEO NEOs
Liyuan Woo	Liyuan Woo	Michael Monahan	Michael Monahan
Indra Parmamull	Michael Monahan	Daniel Watson	Ron Menezes
Daniel Watson	Daniel Watson	Brad Hauser	Sheri Lewis
Stephan Becker	Brad Hauser

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_________________

(9)	This figure is the average of compensation actually paid for our NEOs other than our PEO in each listed year. Compensation actually paid does not mean that these NEOs were actually paid those amounts in the listed year, but this is a dollar amount derived from the starting point of Summary Compensation Table total compensation under the methodology prescribed under the SEC’s rules as shown in the table above in Footnote (7), with the indicated figures showing an average of such figure for all NEOs other than our PEO in each listed year.

(10)	Total shareholder return is calculated by assuming that a $100 investment was made on the day prior to the first fiscal year reported below and reinvesting all dividends until the last day of each reported fiscal year. Peer Group Total Shareholder Return is based on the S&P Consumer Discretionary Select Sector Index, which is what we have used for Item 201(e) purposes in our Annual Report.

(11)	The dollar amounts reported are the Company's net income reflected in the Company’s audited financial statements.

(12)	In the Company’s assessment, revenue is the financial performance measure that is the most important financial performance measure (other than total shareholder return and net income) used by the Company in 2025 to link compensation actually paid to performance.

Description of Relationships Between Compensation Actually Paid and Performance

We believe the Company’s pay-for-performance philosophy is well reflected in the table above because the Compensation Actually Paid tracks well to the performance measures disclosed in such tables. The graphs below describe, in a manner compliant with the relevant rules, the relationship between Compensation Actually Paid and the individual performance measures shown.

Relationship between Compensation Actually Paid (CAP) for PEO and NEOs (Average) vs. Cumulative TSR of Company and the Peer Group

The following chart shows the relationship between Compensation Actually Paid to our PEO and Average Compensation Actually Paid to our Other NEOs and our TSR, as well as the relationship between our TSR and the TSR of our peer group.

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Relationship between Compensation Actually Paid (CAP) for PEO and NEOs (Average) vs. Net Income

The following chart shows the relationship between Compensation Actually Paid to our PEO and Average Compensation Actually Paid to our Other NEOs and Net Income.

Relationship between Compensation Actually Paid (CAP) for PEO and NEOs (Average) vs. Revenue

The following chart shows the relationship between Compensation Actually Paid to our PEO and Average Compensation Actually Paid to our Other NEOs and Revenue.

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Most Important Company Performance Measures for Determining Executive Compensation

Item 402(v) of Regulation S-K also requires that we provide the following tabular list of at least three and not more than seven financial performance measures that we have determined are our most important financial performance measures used to link compensation actually paid to our NEOs for the most recently completed fiscal year to the Company’s performance. These financial performance measures are:

•	Revenue;

•	Adjusted EBITDA; and

•	TSR

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CEO PAY RATIO DISCLOSURE

Pursuant to Item 402(u) of Regulation S-K and Section 953(b) of the Dodd-Frank Act, below is the ratio of the annual total compensation of our median employee (excluding our Chief Executive Officer) to the total compensation of our Chief Executive Officer.

The ratio is a reasonable estimate calculated in a manner consistent with SEC requirements. The SEC’s rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported below because companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own ratios.

Because the Company operated with two CEOs in 2025, Ms. Beck as former Chief Executive Officer and President from January 1, 2025 through September 30, 2025, and Mr. Malha as Chief Executive Officer and President as of October 1, 2025 through the remainder of fiscal year 2025, we used the annualized, annual total compensation of Mr. Malha as of December 31, 2025 (the date the Company identified its median employee) for our Pay Ratio Disclosure.

Mr. Malha’s total compensation on an annualized basis for 2025 was $7,611,867. The median of the annual total compensation of all employees (other than Mr. Malha) was $105,574. The ratio of the (a) total compensation for Mr. Malha on an annualized basis for 2025 (b) to the annual total compensation of our median-paid employee for fiscal year 2025 was approximately 72:1.

Methodology and Key Assumptions

For purposes of calculating the pay ratio:

•	with respect to the annual total compensation of the “median employee,” we identified and calculated the elements of such employee’s compensation for fiscal year 2025 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K; and

•	with respect to the total compensation for our Chief Executive Officer, we used Mr. Malha’s total compensation on an annualized basis as of December 31, 2025.

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The below table summarizes our methodology and key assumptions in setting our consistently applied compensation measure.

Item	Company Practice
Date Selection	The last day of the 2025 fiscal year, December 31, 2025, was used for the calculation.
Annual Total Compensation

We used the following compensation measure based on payroll and equity plan records for all active employees as of the determination date:

•      For permanent, full-time employees (other than hourly employees), we used (i) the employee’s annual base salary for fiscal year 2025 on an annualized basis and as in effect on the determination date, (ii) the employee’s target annual cash incentive amount for fiscal year 2025 (assuming payout at 100% of target), and (iii) the grant date fair value of the employee’s equity awards awarded in fiscal year 2025; and

•      For hourly and/or temporary employees, we used (i) actual pay for fiscal year 2025, (ii) any incentives paid in fiscal year 2025, and (iii) the grant date fair value of any equity awards granted in fiscal year 2025.

Employee Workforce Definition	Generally, employees who were active earners at the end of the fiscal year of 2025 were included. The jurisdictions included in the analysis were Australia, Canada, France, Mexico, United States of America, Germany, and the United Kingdom.
De-Minimis Rule

We are a global company operating through a direct sales force in certain markets, and sell products globally in other markets utilizing a distributor or hybrid business model. For fiscal year 2025, approximately 80% of our employees were salaried, with the remainder being compensated on an hourly basis.

Employee groups in certain non-U.S. jurisdictions were excluded as the aggregate total of these employees amounts less than 5% of our total employee workforce. The jurisdictions excluded were China, Ireland, Italy, New Zealand, Spain, Sweden, and United Arab Emirates.

The total number of employees excluded from the analysis was approximately 26 based on our total workforce of 613 employees as of December 31, 2025.

Exchange Rates	All figures shown are in U.S. dollars. The amounts originally in non-U.S. dollars, if any, were converted to U.S. dollars using the exchange rate as of the determination date.

This information is being provided for compliance purposes. Neither the Compensation Committee nor management used the pay ratio measure in making compensation decisions.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2025, with respect to the shares of the Company’s Class A Common Stock that may be issued under the Company’s existing compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	16,925,596	$13.51	20,528,274
Equity compensation plans not approved by security holders	–	–	–
Totals	(1)	(2)	(3)

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(1)	Comprises of 2,459,920 shares issuable upon exercise of options outstanding under the Incentive Plan, 12,311,446 shares issuable upon vesting of outstanding RSUs under the Incentive Plan, and 2,154,230 shares issuable upon settlement of PSUs outstanding under the Incentive Plan.

(2)	The weighted average exercise price does not take into account RSUs or PSUs which have no exercise price, or rights outstanding under The Beauty Health Company 2021 Employee Stock Purchase Plan (“ESPP”).

(3)	Comprises of 14,042,615 shares available for future issuance under the Incentive Plan, and 6,485,659 shares available for future issuance under the ESPP, in each case, as of December 31, 2025. On January 1, 2026, an additional 5,100,833 shares under the Incentive Plan were made available for future issuance pursuant to Section 11.26 of the Incentive Plan, and an additional 1,275,208 shares under the ESPP were made available for future issuance as well pursuant to Section 3.1 of the ESPP.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information pertaining to “beneficial ownership” (as defined below) of our Class A Common Stock as of April 16, 2026, by (i) individuals or entities known by us to beneficially own more than five percent of our Class A Common Stock, (ii) each director and director nominee, (iii) our NEOs, and (iv) all directors and executive officers as a group. The table below is based upon information supplied by officers, directors and principal stockholders and Schedule 13Gs and 13Ds filed with the SEC.

The number of shares “beneficially owned” by a given stockholder is determined under SEC Rules, and the designation of ownership set forth below is not necessarily indicative of ownership for any other purpose. In general, the beneficial ownership as set forth below includes shares over which a director, director nominee, principal stockholder, or executive officer has sole or shared voting or investment power and certain shares which such person has a vested right to acquire, under stock options or otherwise, within 60 days of April 16, 2026.

The beneficial ownership percentages set forth in the table below are based on 129,584,184 shares of our Class A Common Stock outstanding as of April 16, 2026. Except as otherwise set forth in the table below, the address of each of the persons listed below is c/o SkinHealth Systems Inc., 3600 E. Burnett St., Long Beach, California 90815.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Total Outstanding Common Stock
5% Stockholders:
LCP Edge Holdco LLC (2)	33,360,741	25.7%
Capricorn Fund Managers Ltd (3)	19,404,192	15.0%
FMR LLC (4)	18,603,037	14.4%
BlackRock, Inc. (5)	7,128,202	5.5%
Integrated Core Strategies (US) LLC (6)	6,509,750	5.0%
Named Executive Officers and Directors:
Brenton L. Saunders (7)	15,491,104	12.0%
Pedro Malha	–	*
E. Scott Beattie	–	*
Stephen J. Fanning (8)	527,283	*
Desiree Gruber (9)	245,898	*
Michelle Kerrick (10)	189,813	*
Brian Miller (11)	33,603,776	25.9%
Doug Schillinger(12)	216,035	*
Philippe Schaison, PharmaD (13)	57,692	*
Sachin Shridharani, M.D.	–	*
Kenneth Tripp	–	*
Sheri Lewis (14)	309,530	*
Ron Menezes (15)	265,813	*
Michael Monahan (16)	599,714	*
Marla Beck (17)	657,092	*
All Executive Officers and Directors as a Group (15 persons)	52,163,751	40.3%

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*	Less than 1%.

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(1)	Shares beneficially owned reflects shares of Class A Common Stock plus rights to acquire Class A Common Stock, such as options, RSUs, PSUs and warrants that are vested or exercisable or will vest or become exercisable within 60 days of April 16, 2026.

(2)	Based solely on information contained in a Schedule 13D/A filed with the SEC on March 14, 2024, by LCP Edge Holdco LLC (“LCP Edge Holdco”), Linden Capital III LLC, Linden Manager III LP, Linden Capital Partners III LP, Linden Capital Partners III-A LP, Anthony Davis, and Brian Miller (“Mr. Miller”). According to the Schedule 13D/A, the shares are held directly by LCP Edge Holdco and each of the reporting persons has shared voting power and dispositive power with respect to the shares based on their relationship to LCP Edge Holdco. The business address for the reporting persons is 110 N. Wacker Dr., 55th Floor, Chicago, IL 60606.

(3)	Based solely on information contained in a Schedule 13G filed with the SEC on February 5, 2026 by Capricorn Fund Managers Ltd. (“Capricorn”). According to the Schedule 13G, Capricorn has sole voting power with respect to 19,404,192 shares. The business address for Capricorn is Malta House, 36-38 Piccadilly, London, W1J 0DP.

(4)	Based solely on information contained in a Schedule 13G/A filed with the SEC on November 12, 2024 by FMR LLC and Abigail P. Johnson (“Ms. Johnson”), the Chairman and Chief Executive Officer of FMR LLC. According to the Schedule 13G/A, FMR LLC has sole voting power with respect to 18,603,037 shares and FMR LLC and Ms. Johnson have sole dispositive power with respect to 18,603,037 shares. The business address for FMR LLC is 245 Summer Street, Boston, MA 02210.

(5)	Based solely on information contained in Schedule 13G filed by BlackRock, Inc. (“BlackRock”) with the SEC on July 17, 2025. The Schedule 13G reflects the securities beneficially owned, or deemed to be beneficially owned, by certain business units of BlackRock and its subsidiaries and affiliates. The business address for BlackRock is 50 Hudson Yards New York, NY 10001.

(6)	Based solely on information contained in a Schedule 13G filed with the SEC on April 20, 2026 by Integrated Core Strategies (US) LLC (“Integrated Core Strategies”), Millennium Management LLC (“Millennium Management”), Millennium Group Management LLC (“Millennium Group Management”), and Israel A. Englander (“Mr. Englander”, and together with Integrated Core Strategies, Millennium Management, and Millennium Group Management, the “Millennium Reporting Persons”). According to the Schedule 13G, each of the Millennium Reporting Persons has shared voting power and shared dispositive power with respect to 6,509,750 shares. The securities reported are held by entities subject to voting control and investment discretion by Millennium Management and/or other investment managers that may be controlled by Millennium Group Management (the managing member of Millennium Management) and Mr. Englander (the sole voting trustee of the managing member of Millennium Group Management). According to the Schedule 13G, the foregoing should not be construed in and of itself as an admission by Millennium Management, Millennium Group Management or Mr. Englander as to beneficial ownership of the securities held by such entities. The business address for each of the Millennium Reporting Persons is c/o Millennium Management LLC, 399 Park Avenue, New York, New York 10022.

(7)	Consists of (i) 5,921,769 shares held by Mr. Saunders, (ii) 1,681,771 shares held by Triplet Enterprises III, LLC (“Triplet”), (iii) 1,121,180 shares held by Saunders Family Trust (“Trust”), (iv) 3,166,666 convertible warrants held by Mr. Saunders, (v) 1,000,000 convertible warrants held by Triplet, (vi) 666,667 convertible warrants held by Trust, (vii) 1,860,000 options, and (viii) 73,051 RSUs that will vest within 60 days of April 16, 2026. Mr. Saunders is the managing member of Triplet and has voting and dispositive control over the securities held by Trust and thus Mr. Saunders may be deemed to indirectly beneficially own shares and warrants held by Triplet and the Trust, but disclaims beneficial ownership of such shares and warrants except to the extent of any pecuniary interest therein. The business address of this stockholder is 1142 N Venetian Dr., Miami Beach, FL 33139.

(8)	Consists of (i) 454,232 shares and (ii) 73,051 RSUs that will vest within 60 days of April 16, 2026.

(9)	Consists of (i) 119,514 shares, (ii) 53,333 convertible warrants, and (iii) 73,051 RSUs that will vest within 60 days of April 16, 2026.

(10)	Consists of (i) 116,762 shares and (ii) 73,051 RSUs that will vest within 60 days of April 16, 2026.

(11)	Consists of (i) 169,984 shares held by Mr. Miller, (ii) 73,051 RSUs held by Mr. Miller that will vest within 60 days of April 16, 2026, and (iii) 33,360,741 shares of Class A Common Stock held by LCP Edge Holdco LLC. Brian Miller, as Vice President of LCP Edge Holdco LLC, may be deemed to directly or indirectly beneficially own the shares as he may be deemed to have shared voting and dispositive power over the 33,360,741 shares, but hereby disclaims any beneficial ownership of any shares held by LCP Edge Holdco except to the extent of any pecuniary interest therein.

(12)	Consists of (i) 142,984 shares and (ii) 73,051 RSUs that will vest within 60 days of April 16, 2026.

(13)	Consists of 57,692 RSUs that will vest within 60 days of April 16, 2026.

(14)	Consists of 309,530 shares.

(15)	Consists of 265,813 shares.

(16)	Consists of 599,714 shares.

(17)	Consists of 657,092 shares.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than equity and other compensation, termination, change of control, and other arrangements, which are described under the section entitled “Executive Compensation” and “2025 Director Compensation” of this Proxy Statement, below we describe transactions since January 1, 2025 to which we were a party or will be a party, in which:

•	the amounts exceeded or will exceed $120,000; and

•	any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Indemnity Agreements

We have entered into indemnity agreements with each of our directors and executive officers and certain other officers of the Company. Each indemnity agreement provides for indemnification and advancement by the Company of certain expenses and costs relating to claims, suits or proceedings arising from service to the Company or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

Investor Rights Agreement

On May 4, 2021, we consummated a business combination pursuant to that certain Agreement and Plan of Merger, dated December 8, 2020, by and among Vesper Healthcare Acquisition Corp. (“Vesper Healthcare”), Hydrate Merger Sub I, Inc. (“Merger Sub I”), Hydrate Merger Sub II, LLC (“Merger Sub II”), LCP Edge Intermediate, Inc., the indirect parent of Hydrafacial, and LCP Edge Holdco, LLC (“LCP Edge Holdco” or “Former Parent,” and, in its capacity as the stockholders’ representative, the “Stockholders’ Representative”) (the “Merger Agreement”), which provided for: (a) the merger of Merger Sub I with and into HydraFacial, with HydraFacial continuing as the surviving corporation (the “First Merger”), and (b) immediately following the First Merger and as part of the same overall transaction as the First Merger, the merger of HydraFacial with and into Merger Sub II, with Merger Sub II continuing as the surviving entity (the “Second Merger” and, together with the First Merger, the “Mergers” and, together with the other transactions contemplated by the Merger Agreement, the “Business Combination”).

In connection with the consummation of the Business Combination, on May 4, 2021, the Company and LCP Edge Holdco entered into that certain Investor Rights Agreement (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, LCP Edge Holdco has the right to designate a number of directors for appointment or election to the Company’s Board of Directors as follows: (i) one director for so long as LCP Edge Holdco holds at least 10% of the outstanding Class A Common Stock, (ii) two directors for so long as LCP Edge Holdco holds at least 15% of the outstanding Class A Common Stock, and (iii) three directors for so long as LCP Edge Holdco holds at least 40% of the outstanding Class A Common Stock (the “Board Designation Right”). Furthermore, for so long as LCP Edge Holdco holds at least 10% of the outstanding Class A Common Stock, LCP Edge Holdco will be entitled to have at least one of its designees represented on the compensation committee and nominating and corporate governance committee of the Company’s Board of Directors. LCP Edge Holdco elected to designate Brian Miller to the Company’s Board of Directors pursuant to the Board Designation Right.

Policies and Procedures for Related Party Transactions

The Audit Committee charter of the Company provides for the review, approval and/or ratification of “related party transactions,” which are those transactions required to be disclosed pursuant to Item 404 of Regulation S-K as promulgated by the SEC, by the Audit Committee. At its meetings, the Audit Committee shall be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, any contractual restrictions that the Company has already committed to, the business purpose of the transaction and the benefits of the transaction to the Company and to the relevant related party. Any member of the Audit Committee who has an interest in the related party transaction under review by the Audit Committee shall abstain from voting on the approval of the related party transaction, but may, if so requested by the chairman of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the related party transaction. Upon completion of its review of the related party transaction, the Audit Committee may determine to permit or to prohibit the related party transaction.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership (Forms 3, 4, and 5) of common stock with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all such forms that they file.

To our knowledge, based solely on our review of the copies of such reports furnished to us and on written representations by certain reporting persons that no reports on Form 5 were required, we believe that during the fiscal year ended December 31, 2025, all Section 16(a) filing requirements applicable to our officers, directors and 10% stockholders were complied with in a timely manner.

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STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at a future meeting only if they comply with the requirements of the proxy rules established by the SEC and our Bylaws. Pursuant to Rule 14a-8 under the Exchange Act and our Bylaws, stockholder proposals that are intended to be presented at our 2027 annual meeting of stockholders and included in the proxy statement, form of proxy and other proxy solicitation materials related to that meeting must be received by us no later than December 25, 2026. Stockholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals and director nominations. Under our Bylaws, the deadline for submitting a stockholder proposal outside of Rule 14a-8 or a nomination for director that a stockholder intends to present at our 2027 annual meeting of stockholders is not later than the close of business on the 90th day (March 12, 2027), nor earlier than the 120th day (February 10, 2027) prior to the anniversary date of the immediately preceding annual meeting.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 12, 2027.

Stockholder proposals must be in writing and should be addressed to our Secretary, at our principal executive offices at 3600 E. Burnett St., Long Beach, California 90815. It is recommended that stockholders submitting proposals direct them to our Secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

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OTHER MATTERS

We do not know of any business, other than as described in this Proxy Statement, that should be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

To assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please indicate your choices on the enclosed proxy and date, sign, and return it promptly in the envelope provided. The signing of a proxy by no means prevents you from attending and voting at the Annual Meeting.

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AVAILABLE INFORMATION

We are subject to the informational requirements of the Exchange Act, and, in accordance therewith, file reports and other information with the SEC. The SEC maintains an Internet site that contains our reports, proxies and information statements that we have filed electronically with the SEC at http://www.sec.gov. The information contained on our website, other than this Proxy Statement, is not considered proxy solicitation material and is not incorporated by reference herein.

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2025 (INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO), WHICH WE FILED WITH THE SEC ON MARCH 12, 2026, WILL BE PROVIDED WITHOUT CHARGE TO ANY PERSON TO WHOM THIS PROXY STATEMENT IS MAILED UPON THE WRITTEN REQUEST OF ANY SUCH PERSON TO SKINHEALTH SYSTEMS INC., ATTN: SECRETARY, 3600 E. BURNETT ST., LONG BEACH, CALIFORNIA 90815. THE SHARE OWNERSHIP OF THE STOCKHOLDER SUBMITTING THE STOCKHOLDER PROPOSAL MAY BE OBTAINED BY USING THE CONTACT INFORMATION ABOVE.

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V91635 - P48040 SKINHEALTH SYSTEMS INC. 3600 E. BURNETT ST. LONG BEACH, CA 90815 For Withhold For All All All Except ! ! ! For Against Abstain ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below . 2. The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026. 3. Approve, on a non - binding, advisory basis, the compensation paid to the Company’s named executive officers. SKINHEALTH SYSTEMS INC. The Board of Directors recommends a vote of "FOR ALL" on Proposal No . 1 , and "FOR" on Proposal No . 2 and Proposal No . 3 . Please sign exactly as your name(s) appear(s) hereon . When shares are held by joint tenants, both should sign . When signing as attorney, executor, administrator, trustee or guardian, please give full title as such . If a corporation, please sign in full corporate name by president or other authorized officer . If a partnership, please sign in partnership name by an authorized person . 1. Election of Directors Nominees: 1) Brenton L. Saunders 2) Pedro Malha 3) Edward Scott Beattie 4) Stephen J. Fanning 5) Michelle Kerrick 6) Brian Miller 7) Doug Schillinger 8) Sachin Shridharani, M.D. 9) Kenneth Tripp SCAN TO VIEW MATERIALS & VOTE  VOTE BY INTERNET Before The Meeting - Go to www . proxyvote . com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11 : 59 p . m . Eastern Time the day before the cut - off date or meeting date . Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form . During The Meeting - Go to www . virtualshareholdermeeting . com/SKIN 2026 You may attend the meeting via the Internet and vote during the meeting . Have the information that is printed in the box marked by the arrow available and follow the instructions . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions up until 11 : 59 p . m . Eastern Time the day before the cut - off date or meeting date . Have your proxy card in hand when you call and then follow the instructions . VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 .

V91636 - P48040 Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Stockholders' Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. FOR THE 2026 ANNUAL STOCKHOLDERS' MEETING OF SKINHEALTH SYSTEMS INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Pedro Malha, Michael Monahan and Paul Bokota (each a “ Proxy ” and collectively, the “ Proxies ”), and each of them independently, with full power of substitution as Proxies to vote the shares of Class A Common Stock of the Company (as defined below) that the undersigned is entitled to vote (the “ Shares ”) at the 2026 Annual Stockholders' Meeting of SkinHealth Systems Inc . (the “ Company ”) to be held virtually on June 10 , 2026 at 1 : 00 p . m . PDT at www . virtualshareholdermeeting . com/SKIN 2026 , and at any adjournments and/or postponements thereof . Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and, unless such authority is withheld on the reverse side hereof, and in the Proxies’ discretion, upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof in accordance with Rule 14 a - 4 (c) of the Securities and Exchange Act of 1934 , as amended . As of the date hereof, the Company is not aware of any such matters . This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side P R O X Y C A R D